THE ARCH FUND, INC.

                          MESSAGE FROM YOUR CHAIRMAN

Dear Shareholders:

  We are pleased to present this report for The ARCH Fund, Inc. for the year ended November 30, 1995. 1995 proved to be a record-setting year for the financial markets with the Dow Jones Industrial Average topping 4000 and breaking 5000 before year end. The ARCH Family of Mutual Funds also experienced a tremendous degree of growth in 1995 with assets climbing to over $2 billion.

PORTFOLIO REVIEW AND OUTLOOK

  In the following letter, prepared by John H. Blixen, President of Mississippi Valley Advisors Inc. (MVA), the Fund's investment adviser, you will find a detailed discussion of the performance of each Portfolio of The ARCH Fund, Inc. The portfolio-specific reports describe factors that contributed to the Portfolios' returns for the period ended November 30, 1995. To fully understand the performance of your investment in The ARCH Mutual Funds, I urge you to read this report closely.

    MESSAGE FROM MISSISSIPPI VALLEY ADVISORS INC.--YOUR INVESTMENT ADVISER

  We believe that the chances of an actual recession in 1996 are small, although growth will be below trend and the risks of a recession are certainly on the downside. We assign a small probability to this risk because we expect further interest rate reductions soon, and believe that if the Federal Reserve waits longer, the cuts are likely to be larger. Additionally, we expect that the export sector is likely to provide critical support to the economy in 1996.

  Better foreign sales will be needed to busy the economy if our expectation that consumer spending will underperform in coming quarters is accurate. The consumer savings rate is already very low, there is no pent-up demand to be activated, and the financial health of households appears to be on the decline. The ratio of debt to income, the ratio of debt service to income, and delinquency rates, which had improved over the last several years have now reversed and are signaling increased financial strains. These strains have not proceeded to the point of a major retrenchment that would raise concern about an impending recession, but will likely contribute to slower growth in consumer spending immediately ahead.

  Further, we expect that the balances between business investment and exports will have much to do with the strength in 1996. We project a slowing in business investment, offset by a rebound in exports. If business investment were to remain as strong as in 1995 and net exports were to rebound as well, the prospect for growth at or above trend (2.5%) in 1996 would be increased.

  There are two important economic conditions currently boosting the stock and bond markets. The first is the continuation of a long period of declining inflation. Productivity growth has been very strong, and this "productivity bonanza" is likely contributing to the improvement in the inflation rate. This is a return to a lower and more stable inflation environment, comparable to the mid-1960s.

  A continuing decline in the budget deficit, the second economic condition should initially lower demand, reinforcing the bias toward below-trend growth over the short term. The somewhat weaker economy that results


 THE ARCH FUNDS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY, ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, THE DISTRIBUTOR, OR ANY OF THEIR AFFILIATES; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

in the near term will, in addition, have a legacy in a further decline in the underlying rate of inflation, reinforcing and extending the decline in inflation.

  But, the major effect of further significant deficit reduction will show up in the long term, in the form of higher national savings, increased capital formation, a higher level of productive capacity, and hence a higher rate of economic growth, and an improved trade balance.

  This background of low inflation, falling interest rates, modest growth, and still-rising profits is truly "heaven" for stocks. Thus, despite a record high stock market, values still seem available with long term potential for those who can ride out the inevitable corrections which will take place from these levels.

  On a cautionary note, however, investors should be sure not to buy long term stocks and bonds with money which may be needed in one to two years. Being forced to sell at the bottom of a correction can be very painful. Reserves can be kept in money market funds or short to intermediate term bond funds.

THE ARCH MONEY MARKET PORTFOLIO AND THE ARCH TREASURY MONEY MARKET PORTFOLIO

  The ARCH Money Market Portfolio seeks current income with liquidity and stability of principal. The Portfolio's total net assets at November 30, 1995 were approximately $776 million. In anticipation of additional easing by the Federal Reserve, the Portfolio will be targeting an average maturity in the 40-day area. As of November 30, commercial paper holdings comprised the largest percentage of the Portfolio, with floating rate and medium-term/corporate notes comprising the balance.

  The ARCH Treasury Money Market Portfolio seeks a high level of current income exempt from state income tax consistent with liquidity and stability of principal. The Portfolio increased its total net assets to over $255 million by November 30, 1995. The average maturity of the Portfolio has ranged in the upper-40 to low-50 day area. The Portfolio will continue to target this maturity range over the near term. The composition of the Portfolio on November 30, 1995 was 88% treasury bills and 12% treasury notes with maturities laddered through the end of February. The Portfolio's composition is subject to change.

  The two taxable money market portfolios are managed by Jo Ann Dotson, a Senior Associate, who has more than 21 years of investment management experience. Ms. Dotson has been with MVA since 1973.

THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO

  The ARCH Tax-Exempt Money Market Portfolio seeks a high level of current income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio attempts to achieve this objective, while maintaining extremely strict credit quality standards.

  The Portfolio performed better at year-end 1995 when variable rate security yields were higher. However, with interest rates on variable rate securities close to all time lows, we are now investing a larger percentage of the Portfolio's assets in tax-exempt commercial paper. This will allow us to extend the maturity of the Portfolio to our desired range and should help increase the yield of the Portfolio.

  Prior to October 2, 1995, the Portfolio was an investment portfolio of The ARCH Tax-Exempt Trust. The financial history of the Portfolio since its inception with the Trust is included in this Annual Report.

THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

The graph that appears on page 3 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on July 10, 1995 in The ARCH Short-Intermediate Municipal Portfolio in the following classes of shares:
Trust, Investor A (No Load), Investor A (Load) as compared to the Lehman Municipal Bond Index-3-year. The chart indicates that $10,000 invested on July 10, 1995, in Trust Shares would have been worth $10,213, in Investor A (No
Load) it would have been worth $10,080 and in Investor A (Load) would have been worth $9,825 on November 30, 1995 as opposed to $10,220 had the money been invested in the Lehman Municipal Bond Index-3 year.

The table that appears on page 3 indicates that The ARCH Short-Intermediate Municipal Portfolio Trust Shares had a aggregate total return of 2.15% as of 11/30/95 and 2.58% as of 12/31/95. The Portfolio's Investor A (Load) Shares had an aggregate total return of -1.75% as of 11/30/95 and -1.35% as of 12/31/95. The Portfolio's Investor A (No Load) Shares had an aggregate total return of 0.80% as of 11/30/95 and 1.22% as of 12/31/95.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 The ARCH Short-Intermediate Municipal Portfolio is measured against the Lehman Bros. Municipal Bond Index-3 year, an unmanaged index generally representative of the total return of municipal bonds. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The ARCH Short-Intermediate Municipal Portfolio seeks as high a level of current income, exempt from Federal income tax as is consistent with the preservation of capital. The Portfolio's average maturity will be between two and five years.

  The Portfolio commenced operations on July 10, 1995. We believe the one to five year area of the municipal market appears to be attractive given the decline in interest rates. We have structured the portfolio currently with a five-year average maturity focusing on high quality issues. The ARCH Short-Intermediate Municipal Portfolio's Trust shares had a total return of 2.15% for the year ended November 30, 1995, holding pace with its benchmark, the Lehman Municipal Bond Index-3 year.

THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO

The graph that appears on page 4 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on July 15, 1998 in The ARCH Missouri Tax-Exempt Bond Portfolio in the following classes of shares: Trust, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B
(CDSC) as compared to the Lehman Brothers Municipal Bond Index. The chart indicates that $10,000 invested on July 15, 1988, in Trust Shares would have been worth $18,430, in Investor A (No Load) it would have been worth $18,221, in Investor A (Load) would have been worth $17,403, in Investor B (No CDSC) it would have been worth $18,007 and in Investor B (CDSC) it would have been worth $18,007 on November 30, 1995 as opposed to $21,087 had the money been invested in the Lehman Brothers Municipal Bond Index.

The table that appears on page 4 indicates that The ARCH Missouri Tax-Exempt Bond Portfolio Trust Shares had a one-year average annual total return of 18.64% and a since inception (7/15/88) average annual total return of 8.64% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one year average annual total return of 17.03% and since inception of 8.68%. The Portfolio's Investor A (Load) Shares had a one-year average annual total return of 13.09% and since inception (7/15/88) of 7.80% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (Load) Shares had a one-year average annual total return of 11.64% and since inception of 7.86%. The Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 18.42% and since inception (7/15/88) of 8.47% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 16.91% and since inception of 8.52%. The Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 12.60% and since inception (7/15/88) of 8.29% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 11.03% and since inception of 8.43%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 17.60% and since inception (7/15/88) of 8.29% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 16.03% and since inception of 8.34%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH Missouri Tax-Exempt Bond Portfolio is measured against the Lehman Bros. Municipal Bond Index, an unmanaged index generally representative of the total return of municipal bonds. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The municipal bond market has continued to move to lower trading ranges than those shown in earlier periods. Intermediate to long-term bonds have provided the best returns during the period due to the decline in interest rates.

We continue to feel that intermediate to longer-term municipal securities offer the best risk/reward relationship. Therefore, we will structure the Portfolio with an intermediate duration and a high-quality position.

  Due to the decline in interest rates and the portfolio structure, above average returns, as compared to 1994, were realized by the Portfolio for the year ending November 30, 1995. The ARCH Missouri Tax-Exempt Bond Portfolio's Trust Shares had a total return of 18.64%, holding pace with its benchmark, the Lehman Brothers Municipal Bond Index. The Investor A Shares returned 18.42% before factoring in any sales charge.

  Prior to October 2, 1995, the Portfolio was an investment portfolio of The ARCH Tax-Exempt Trust. The financial history of the Portfolio since its inception with the Trust is included in this Annual Report.

  Investment decisions for The ARCH Tax-Exempt Money Market, The ARCH Missouri Tax-Exempt Bond and The ARCH Short-Intermediate Municipal Portfolios are made by Peter Merzian. A Senior Associate with MVA, Mr. Merzian has more than seven years of investment management experience and has been responsible for the Portfolios since August 1993 (July 1995 for The ARCH Short-Intermediate Municipal Portfolio). He is assisted by seasoned research analysts, who utilize a wide range of technological resources to keep abreast of the markets and identify promising opportunities.

THE ARCH INTERNATIONAL EQUITY PORTFOLIO

  The graph that appears on page 5 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on April 4, 1994 in The ARCH International Equity Portfolio in the following classes of shares: Trust, Institutional, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B (CDSC) as compared to the Morgan Stanley Europe, Australia & Far East Index. The chart indicates that $10,000 invested on April 4, 1994, in Trust Shares would have been worth $10,810, in Institutional Shares would have worth $10,770, in Investor A (No Load) it would have been worth $10,780, in Investor A
(Load) would have been worth $10,296, in Investor B (No CDSC) it would have been worth $10,730 and in Investor B (CDSC) it would have been worth $10,330 on November 30, 1995 as opposed to $11,189 had the money been invested in the Morgan Stanley Europe, Australia & Far East Index.

  The table that appears on page 5 indicates that The ARCH International Equity Portfolio Trust Shares had a one-year average annual total return of 8.97% and a since inception (04/04/94) average annual total return of 4.80% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one-year average annual total return of 9.59% and since inception of 5.56%. The Portfolio's Institutional Shares had a one-year average annual total return of 8.78% and since inception of 4.57% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Institutional Shares had a one-year average annual total return of 9.21% and since inception of 5.23%. The Portfolio's Investor A
(Load) Shares had a one-year average annual total return of 3.95% and since inception (04/04/94) of 1.77% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (Load) Shares had a one-year average annual total return of 4.49% and since inception of 2.60%. The Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 8.89% and since inception (04/04/94) of 4.63% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 9.41% and since inception of 5.34%. The Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 3.38% and since inception (04/04/94) of 1.97% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 3.91% and since inception of 2.83%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 8.38% and since inception (04/04/94) of 4.33% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 8.91% and since inception of 5.06%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH International Equity Portfolio is measured against the Morgan Stanley EAFE (Europe, Australia & Far East) Index, an unmanaged index generally representative of international stocks. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of the 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The ARCH International Equity Portfolio is designed for investors looking to capitalize on the growth opportunities available through the international stock markets while having the advantage of a mutual fund's diversification*. Diversification cushions the impact that a decline in the value of any one security can have on the overall portfolio.

  The ARCH International Equity Portfolio adds value through stock selection and through active country allocation. As of November 30, 1995, the Portfolio was heavily weighted in Continental Europe (49.36%) and Japan (33.35%) and weighted to a lesser extent in the Pacific Rim (6.06%), South America (2.03%), India (0.84%), China (0.59%) and South Korea (2.06%).

  For the year ended November 30, 1995, the Portfolio's Trust Shares had a total return of 8.97%, outperforming its benchmark, the Morgan Stanley EAFE Index. Investor A Shares returned 8.89% before factoring in any sales charge.

  The Portfolio's management team is lead by Frances Dakers of Clay Finlay, Inc. Ms. Dakers, a Principal of Clay Finlay, has been with the firm since January, 1982.

------
* International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

THE ARCH GROWTH & INCOME EQUITY PORTFOLIO

                             [GRAPH APPEARS HERE]

The graph that appears on page 7 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on June 2, 1988 in The ARCH Growth & Income Equity Portfolio in the following classes of shares: Trust, Institutional, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B (CDSC) as compared to the S&P 500. The chart indicates that $10,000 invested on June 2, 1988, in Trust Shares would have been worth $28,727, in Institutional it would have been worth $26,604, in Investor A (No Load) it would have been worth $26,622, in Investor A (Load) would have been worth $25,473, in Investor B (No CDSC) it would have been worth $26,472 and in Investor B (CDSC) it would have been worth $26,472 on November 30, 1995 as opposed to $29,168 had the money been invested in the S&P 500.

The table that appears on page 7 indicates that The ARCH Growth & Income Equity Portfolio Trust Shares had a one-year average annual total return of 32.27% and a since inception (6/2/88) average annual total return of 14.00% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one-year average annual total return of 34.39% and since inception of 14.14%. The Portfolio's Institutional Shares had a one-year average annual total return of 31.88% and since inception of 13.93% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Institutional Shares had a one-year average annual total return of 33.98% and since inception of 14.07%. The Portfolio's Investor A
(Load) Shares had a one-year average annual total return of 26.00% and since inception (6/2/88) of 13.28% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (Load) Shares had a one-year average annual total return of 28.10% and since inception of 13.43%. The Portfolio's Investor A (No Load ) Shares had a one-year average annual total return of 31.95% and since inception (6/2/88) of 13.94% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 34.13% and since inception of 14.09%. The Portfolio's Investor B
(CDSC) Shares had a one-year average annual total return of 26.20% and since inception (6/2/88) of 13.86% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 28.36% and since inception of 14.00%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 31.20% and since inception (6/2/88) of 13.86% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 33.36% and since inception of 14.00%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH Growth & Income Equity Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The ARCH Growth & Income Equity Portfolio seeks to provide investors with long-term capital growth by investing primarily in stocks of companies with solid growth potential; income is a secondary objective.

  The stock market achieved record highs throughout the latter half of 1995 driven by record levels of money flows into mutual funds investing in U.S. stocks. In addition, the equity market benefitted from a 25% decline in long-term interest rates in response to a utopian growth/inflation economic environment which also focused the flow of money towards U.S. equities and away from weaker financial markets overseas.

  The strong performance of the major indices, however, clouded a weaker underlying environment. The stock market's focus was very narrow and primarily centered upon the larger capitalization stocks which have the greatest influence on the indices. The performance of the average stock was well below its index. Economic sectors and industries which registered particularly strong performance included technology, financial services, and pharmaceuticals.

  As a preview to 1996, we continue to find individual stocks as well as selected industries attractive; however, we are aware that a duplication of 1995 may not be realistic. Our portfolios are currently in a very defensive posture, well diversified, but with a definite bias towards stocks of companies with high predictable earnings growth prospects.

  We currently hold growth positions in names such as Pfizer, Schering Plough, Duracell, Microsoft, Automatic Data Processing, and Sysco. Financial stock holdings in First USA, NationsBank, Crestar Financial, and Chemical Bank continue to offer excellent value and good yields. The Portfolio's composition is subject to change.

  For the year ended November 30, 1995, the Portfolio's Trust Shares had an total return of 32.27%, and Investor A Shares returned 31.95% before factoring in any sales charge, underperforming its benchmark, the S&P 500.

  The ARCH Growth & Income Equity Portfolio is managed by an investment team led by Gene Gillespie, Director of Research, who has more than 27 years of investment experience.

THE ARCH BALANCED PORTFOLIO

 The graph that appears on page 9 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on April 1, 1993 in The Arch Balanced Portfolio in the following classes of shares: Trust, Institutional, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B
 (CDSC) as compared to the S&P 500 and the Lehman Brothers Aggregate Bond Indexes. The chart indicates that $10,000 invested on April 1, 1993, in Trust Shares would have been worth $12,744, in Institutional it would have been worth $12,690, in Investor A (No Load) it would have been worth $12,719, in Investor A (Load) would have been worth $12,148, in Investor B (No CDSC) it would have been worth $12,806 and in Investor B (CDSC) it would have been worth $12,506 on November 30, 1995 as opposed to $14,424 and $12,007 had the money been invested in the S&P 500 and the Lehman Brothers Aggregate Bond Indexes, respectively.

 The table that appears on page 9 indicates that The ARCH Balanced Portfolio Trust Shares had a one-year average annual total return of 24.97% and a since inception (4/1/93) average annual total return of 9.51% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one-year average annual total return of 26.42% and since inception of 9.89%. The Portfolio's Institutional Shares had a one-year average annual total return of 24.67% and since inception of 9.34% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Institutional Shares had a one-year average annual total return of 26.00% and since inception of 9.69%. The Portfolio's Investor A (Load) Shares had a one-year average annual total return of 19.26% and since inception (4/1/93) of 7.56% as of 11/30/95. For the period ended 12/31/95, the
 Portfolio's Investor A (Load) Shares had a one-year average annual total return of 20.62% and since inception 7.96%. The Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 24.85% and since inception (4/1/93) of 9.43% as of 11/30/95. For the period ended 12/31/95, the
 Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 26.30% and since inception 9.77%. The Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 18.92% and since inception (4/1/93) of 8.74% as of 11/30/95. For the period ended 12/31/95, the
 Portfolio's Investor B (CDSC) Shares had a one-year average annual return of 20.30% and since inception of 9.10%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 23.92% and since inception (4/1/93) of 9.71% as of 11/30/95. For the period ended 12/31/95, the
 Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 25.30% and since inception of 10.03%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH Balanced Portfolio is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market, and the Lehman Bros. Aggregate Bond Index--an unmanaged index comprised of the Lehman Bros. Government/Corporate Bond Index and two Lehman Bros. asset-backed securities indices. These indices do not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The ARCH Balanced Portfolio is designed for investors who want to participate in the stock and fixed-income markets with the portfolio mix being determined by the investment professionals at MVA.

  For the year ended November 30, 1995, the Portfolio's Trust Shares had a total return of 24.97%. The Investor A Shares returned 24.85% before factoring in any sales charge, underperforming the S&P 500, while outperforming the Lehman Brothers Aggregate Bond Index.

  The stock portion of this Portfolio is managed in a manner similar to that used for The ARCH Growth & Income Equity Portfolio and the fixed-income portion of this portfolio in a manner similar to that used for The ARCH Government & Corporate Bond Portfolio.

  As of November 30, 1995, the portfolio weighting of The ARCH Balanced Portfolio was 55.5% in stocks, 32.9% in fixed-income securities and 11.6% in cash and cash equivalents. The prospect of declining economic growth and corporate profits has prompted us to take a more defensive position on the stock side. Bonds have, however, become more attractive as the economy slows and interest rates are reduced.

  Gene Gillespie, who heads the investment team that manages The ARCH Growth & Income Equity Portfolio is also responsible for the management of The ARCH Balanced Portfolio.

THE ARCH EMERGING GROWTH PORTFOLIO

  The graph that appears on page 10 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on May 6, 1992 in The ARCH Emerging Growth Portfolio in the following classes of shares: Trust, Institutional, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B
(CDSC) as compared to the Russell 2000 and NASDAQ. The chart indicates that $10,000 invested on May 6, 1992, in Trust Shares would have been worth $17,642, in Institutional it would have worth $17,531, in Investor A (No Load) it would have been worth $17,579, in Investor A (Load) would have been worth $16,790, in Investor B (No CDSC) it would have been worth $17,487 and in Investor B (CDSC) it would have been worth $17,187 on November 30, 1995 as opposed to $16,680 and $18,304 had the money been invested in the Russell 2000 and NASDAQ, respectively.

  The table that appears on page 10 indicates that The ARCH Emerging Growth Portfolio Trust Shares had a one-year average annual total return of 21.70% and a since inception (5/6/92) average annual total return of 17.22% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one-year average annual total return of 17.18% and since inception of 16.11%. The Portfolio's Institutional Shares had a one-year average annual total return of 21.43% and since inception of 17.01% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Institutional Shares had a one-year average annual total return of 16.89% and since inception of 15.91%. The Portfolio's Investor A
(Load) Shares had a one-year average annual total return of 16.04% and since inception (5/6/92) of 15.61% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (Load) Shares had a one-year average annual total return of 11.87% and since inception of 14.57%. The Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 21.47% and since inception (5/6/92) of 17.11% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 17.14% and since inception of 16.02%. The Portfolio's Investor B
(CDSC) Shares had a one-year average annual total return of 15.83% and since inception (5/6/92) of 16.37% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 11.42% and since inception of 15.27%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 20.83% and since inception (5/6/92) of 16.93% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 16.42% and since inception of 15.83%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH Emerging Growth Portfolio is measured against the Russell 2000 Index, an unmanaged index generally representative of the total return of small- to mid-sized companies. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. In prior reports, performance was measured against the NASDAQ Composite Index, an unmanaged index generally representative of the total return of small- to mid-sized companies. The benchmark was changed to the Russell 2000 Index, a benchmark more narrowly focused on small-sized company stocks. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The ARCH Emerging Growth Portfolio is designed to take advantage of the opportunity in smaller growth companies.* The Portfolio's investment strategy is one of buying relative value within emerging growth industries as well as seeking out the best values in specialized segments of more mature industries. Also considered for purchase are small companies with unique features including turnarounds, asset values, high cash flows, or other factors which offer the potential for above average capital appreciation. Since we believe our strength is in stock selection and not in market timing, the objective of the Portfolio is to stay fully invested and broadly diversified among economic sectors.

  The fourth quarter of 1995 showed a continuation of the same trends which began in the third quarter, as momentum/growth was again the predominant theme in a very narrow market. In the fourth quarter, small cap stocks continued to lag the S&P 500 and growth once again outperformed value. In 1995, the Lipper Small Company Growth Index rose approximately 10 percentage points more than value funds in this very momentum driven market. This represents the largest gap of growth over value since 1991. For the quarter and the year, The ARCH Emerging Growth Portfolio was below that of the Russell 2000. By sectors, financial services showed a solid performance in the fourth quarter with lagging sectors including consumer, energy, autos and transportation, and capital goods.

  Our largest holdings at the end of November included Avid Technologies (2.47%), Department 56, Inc. (2.33%), Allergan (2.19%), Scherer RP Corp. (2.25%), Hanna Co. (2.12%), and Finova Group (2.05%). Total net assets for the Portfolio was approximately $173 million at November 30, 1995 with approximately 4.5% of the Portfolio's assets in cash reserves. The Portfolio's composition is subject to change.

  For the year ended November 30, 1995, the Portfolio's Trust Shares had a total return of 21.70%, and Investor A Shares returned 21.47% before factoring in any sales charge, underperforming its benchmark, the Russell 2000 Index.

  The Portfolio's management team is led by Robert J. Anthony, who has over 22 years of investment management experience. Mr. Anthony has been managing the Portfolio since its inception on May 1, 1992.
------
* Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and by definition are not as well established as "blue chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

The graph that appears on page 12 of the ARCH Funds annual reports represents a comparison between a $10,000 investment made on June 15, 1988 in The ARCH Government & Corporate Bond Portfolio in the following classes of shares: Trust, Institutional, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B (CDSC) as compared to the Lehman Brothers Aggregate Bond Index. The chart indicates that $10,000 invested on June 15, 1988, in Trust Shares would have been worth $18,359, in Institutional it would have been worth $18,104, in Investor A (No Load) it would have been worth $18,104, in Investor A (Load) would have been worth $17,232, in Investor B (No CDSC) it would have been worth $17,994 and in Investor B (CDSC) it would have been worth $17,994 on November 30, 1995 as opposed to $19,889 had the money been invested in the Lehman Brothers Aggregate Bond Index.

The table that appears on page 12 indicates that The ARCH Government & Corporate Bond Portfolio Trust Shares had a one-year average annual total return of 16.31% and since inception (6/15/88) average annual total return of 8.48% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one year average annual total return of 16.96% and since inception of 8.59%. The Portfolio's Institutional Shares had a one-year average annual total return of 15.98% and since inception of 8.27% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Institutional Shares had a one-year average annual total return of 16.64% and since inception of 8.38%. The Portfolio's Investor A
(Load) Shares had a one-year average annual total return of 10.81% and since inception (6/15/88) of 7.56% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (Load) Shares had a one-year average annual total return of 11.45% and since inception of 7.68%. The Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 15.98% and since inception (6/15/88) of 8.27% as if 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 16.76% and since inception of 8.38%. The Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 10.27% and since inception (6/15/88) of 8.19% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 10.98% and since inception of 8.29%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 15.27% and since inception (6/15/88) of 8.19% as of 11/30/95. For the period ended 12/31/95, the
Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 15.98% and since inception of 8.29%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH Government & Corporate Bond Portfolio is measured against the Lehman Bros. Aggregate Bond Index--an unmanaged index comprised of the Lehman Bros. Government/Corporate Bond Index and two Lehman Bros. asset-backed securities indices. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The corporate sector of the bond market was up 22.25% for the year 1995. This was considerably ahead of the 18.35% return of the treasury market. Corporate bonds rated BAA had the best return of the corporate bond market at 22.72%, followed by corporate bonds rated A at 22.44% and corporate bonds rated AAA at 21.42%. The corporate bonds rated AA lagged the entire group returning 21.29%.

  Of the sectors that we invest in, treasuries, corporates and mortgages, the mortgage market had the lowest return for the year of 16.8%. On a relative basis, 16.8% does not sound as good as the 18.35% return of the treasury market, but on an absolute basis, both are sound returns.

  The primary factor to keep in mind is that we started 1995 with the Federal Reserve still raising short-term interest rates. The last increase in Federal Funds occurred in February of 1995 when they raised Fed Funds from 5.5% to 6.0%. Since then, the Federal Reserve has cut the Fed Funds rate twice, once in July and once in December, both times the cut was only 25%, yet the market reacted as though the Federal Reserve had been cutting the Fed Funds rate by a full percentage point each time.

  We continue to be somewhat conservative. We have lightened our position in 30 year treasuries and increased our holdings in the shorter 3 to 10 year maturities. We believe the 3 to 10 year maturities to have the most potential for further price appreciation, while the longer maturities may be subject to price declines.

  For the year ended November 30, 1995, The ARCH Government & Corporate Bond Portfolio's Trust Shares had a total return of 16.31%. The Investor A Shares returned 15.98% before factoring in any sales charge, slightly underperforming its benchmark, the Lehman Brothers Aggregate Bond Index.

THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

  The graph that appears on page 13 of the ARCH Funds annual report represents a comparison between a $10,000 investment made on June 2, 1988 in The ARCH U.S. Government Securities Portfolio in the following classes of shares: Trust, Institutional, Investor A (No Load), Investor A (Load), Investor B (No CDSC) and Investor B (CDSC) as compared to the Lehman Intermediate Government Index and the Lehman Brothers Government Bond Index. The chart indicates that $10,000 invested on June 2, 1988, in Trust Shares would have been worth $18,564, in Institutional it would have been worth $18,247, in Investor A (No Load) it would have been worth $18,302, in Investor A (Load) would have been worth $17,434, in Investor B (No CDSC) it would have been worth $18,012 and in Investor B (CDSC) it would have been worth $18,012 on November 30, 1995 as opposed to $18,768 and $20,251 had the money been invested in the Lehman Intermediate Government and the Lehman Brothers Government Bond Indexes, respectively.

  The table that appears on page 13 indicates that The ARCH U.S. Government Securities Portfolio Trust Shares had a one-year average annual total return of 15.00% and a since inception (6/2/88) average annual total return of 8.60% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Trust Shares had a one-year average annual total return of 15.31% and since inception of 8.65%. The Portfolio's Institutional Shares had a one-year average annual total return of 14.69% and since inception of 8.35% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Institutional Shares had a one-year average annual total return of 14.90% and since inception of 8.39%. The Portfolio's Investor A
(Load) Shares had a one-year average annual total return of 9.54% and since inception (6/2/88) of 7.69% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (Load) Shares had a one-year average annual total return of 9.84% and since inception of 7.75%. The Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 14.66% and since inception (6/2/88) of 8.39% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor A (No Load) Shares had a one-year average annual total return of 14.97% and since inception of 8.44%. The Portfolio's Investor B (CDSC) Shares had a one-year average annual total return of 7.85% and since inception (6/2/88) of 8.16% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor
B (CDSC) Shares had a one-year average annual total return of 8.08% and since inception of 8.20%. The Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 12.85% and since inception (6/2/88) of 8.16% as of 11/30/95. For the period ended 12/31/95, the Portfolio's Investor B (No CDSC) Shares had a one-year average annual total return of 13.08% and since inception of 8.20%.

 Past performance is not predictive of future results. Investment return and principal value of The ARCH Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

 Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares that redeem within six years of the date of purchase. Investor B shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

 The ARCH U.S. Government Securities Portfolio is measured against the Lehman Brothers Intermediate Government Bond Index, an unmanaged index generally representative of the total return of intermediate-term U.S. Government securities. It does not reflect the deduction of expenses associated with a mutual fund, such as sales charges, investment management and fund accounting fees. The performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.5% sales charge on Investor A Shares. Investors are unable to purchase the index directly, although they can invest in the underlying securities.

  The Federal Reserve has finally cut the targeted Fed Funds rate. The first rate cut occurred in July of 1995 and the second occurred in December, both cuts were for .25%, bringing the targeted funds level down to 5.5%. The Intermediate Government market returned 14.41% for 1995. The government market components, treasuries and agencies, recorded almost the same returns as the composite, 14.42% and 14.38%, respectively.

  Treasury yields have fallen dramatically across the maturity spectrum, from one-year Treasury bills to 30-year Treasury bonds. The magnitude of the drop, however, far exceeds the meager .50% decline of the Fed Funds rate. The rate of the one-year Treasury bill declined 2.03% before settling at 5.13%. The 30-year bond yield declined 1.93%, settling at 5.95%. This is almost a flat 2% decline in rates for only a .50% easing by the Federal Reserve.

  We do not expect the same spectacular returns during 1996 as we had in 1995. The market appears to have already discounted a further 1.5 to 2% easing by the Federal Reserve. If the Federal Reserve does ease further from here, we expect that most of the reaction will come in the shorter maturities. The two years out to the 10-year treasuries may have some room to further appreciate in price. However, the 30-year treasury is already trading within .20% of the low in yields recorded back in 1993, when Fed Funds were trading at 3.0%.

  For the year ended November 30, 1995, the Portfolio's Trust Shares had a total return of 15.00%. The Investor A Shares returned 14.66% before factoring in any sales charge, keeping pace with its benchmark, The Lehman Brothers Intermediate Government Index. The comparative index, The Lehman Brothers Government Bond Index, which was used in the last report, is more broad-based while the ARCH U.S. Government Securities Portfolio is managed more conservatively with a shorter average maturity. As a result, this index has been replaced by the Lehman Intermediate Government Index, which we believe to be a more appropriate benchmark for this fund.

  The ARCH Government & Corporate Bond and U.S. Government Securities Portfolios are managed by Senior Associate David Bethke, a Chartered Financial Analyst with over 11 years' investment management experience.

                                  * * * * * *

  In closing, we are quite pleased with the performance of The ARCH Fund Portfolios this year and hope that you are also. We thank you for your continued confidence and trust in The ARCH Mutual Funds and look forward to continuing to provide you with expert investment management to help you meet your present and future financial needs.

  If you should require any assistance or additional information not contained in this report, please feel free to call your Investment Representative or The ARCH Shareholder Servicing Center at 1-800-452-ARCH.

Sincerely,

/s/ Jerry V. Woodham                     /s/ John H. Blixen
Jerry V. Woodham                         John H. Blixen
Chairman                                 President
The ARCH Funds, Inc.                     Mississippi Valley Advisors Inc.
                                         Investment Adviser

  Performance data quoted represent past performance and are not indicative of future results. Investment return and the principal value of an investment in the variable net asset value portfolios will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portion of the fees on The ARCH Portfolios were waived during the period, resulting in higher total returns than would occur if the full fees were charged. An investment in the Portfolios are neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency, are not obligations or guaranteed, or endorsed by the bank, or the distributor. An investment in the Portfolios involves investment risk, including the possible loss of principal. The Money Market Portfolios' yields will fluctuate and there can be no assurance that the funds will be able to maintain a stable net asset value of $1.00 per share. The composition of the Portfolios' holdings is subject to change. This material must be accompanied or preceded by a prospectus for The ARCH Funds.

  The ARCH Mutual Funds are distributed by BISYS Fund Services.

                               TABLE OF CONTENTS

                          Independent Auditors' Report
                                    Page 17

                      Statements of Assets and Liabilities
                                    Page 18

                            Statements of Operations
                                    Page 24

                      Statements of Changes in Net Assets
                                    Page 27

                       Schedules of Portfolio Investments
                                    Page 31

                         Notes to Financial Statements
                                    Page 59

                              Financial Highlights
                                    Page 74

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
 The ARCH Fund, Inc.:

  We have audited the accompanying statements of assets and liabilities of The ARCH Fund, Inc.--Money Market Portfolio, Treasury Money Market Portfolio, Tax-Exempt Money Market Portfolio, Growth & Income Equity Portfolio, Emerging Growth Portfolio, Balanced Portfolio, Government & Corporate Bond Portfolio, U.S. Government Securities Portfolio, Missouri Tax-Exempt Bond Portfolio, Short-Intermediate Municipal Portfolio, and International Equity Portfolio, including the schedules of portfolio investments, as of November 30, 1995, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The ARCH Fund, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The ARCH Fund, Inc. at November 30, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Columbus, Ohio
January 17, 1996

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1995

                                                        TREASURY    TAX-EXEMPT
                                         MONEY MARKET MONEY MARKET MONEY MARKET
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------ ------------ ------------
                ASSETS:
Investments, at value..................  $798,340,875 $256,284,774 $83,182,657
Cash...................................           104          329
Interest and dividends receivable......     1,675,374      380,384     566,250
Unamortized organization costs.........                      7,151
Prepaid expenses and other assets......        17,695        5,809       3,985
                                         ------------ ------------ -----------
  Total Assets.........................   800,034,048  256,678,447  83,752,892
                                         ------------ ------------ -----------
             LIABILITIES:
Dividends payable......................     3,306,753      964,923     219,667
Payable to brokers for investments
 purchased.............................    20,000,000
Accrued expenses and other payables:
 Investment advisory fees..............       220,399       69,385      24,341
 Administration fees...................        21,165        6,605       2,349
 Distribution and services fees........        44,225       16,245       1,802
 Accounting and custodian fees.........        12,161        5,038       1,639
 Other.................................        93,655       31,261      68,469
                                         ------------ ------------ -----------
  Total Liabilities....................    23,698,358    1,093,457     318,267
                                         ------------ ------------ -----------
              NET ASSETS:
Capital................................   776,330,278  255,572,293  83,430,673
Accumulated undistributed net realized
 gains from investment transactions....         5,412       12,697       3,952
                                         ------------ ------------ -----------
  Net Assets...........................  $776,335,690 $255,584,990 $83,434,625
                                         ============ ============ ===========

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                                                        TREASURY    TAX-EXEMPT
                                         MONEY MARKET MONEY MARKET MONEY MARKET
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         ------------ ------------ ------------
Net Assets
 Investor A Shares.....................    64,865,246    2,776,250   5,403,484
 Trust Shares..........................   698,130,844  252,780,403  78,031,141
 Institutional Shares..................    13,339,600       28,337
                                         ------------ ------------ -----------
  Total................................  $776,335,690 $255,584,990 $83,434,625
                                         ============ ============ ===========
Outstanding shares of common stock
 Investor A Shares.....................    64,864,840    2,776,148   5,403,197
 Trust Shares..........................   698,125,944  252,767,808  78,027,476
 Institutional Shares..................    13,339,494       28,337
                                         ------------ ------------ -----------
  Total................................   776,330,278  255,572,293  83,430,673
                                         ============ ============ ===========
Net asset value
 Investor A Shares(a)..................  $       1.00 $       1.00 $      1.00
 Trust Shares(a).......................          1.00         1.00        1.00
 Institutional Shares(a)...............          1.00         1.00
                                         ============ ============ ===========
 Investments, at cost..................  $798,340,875 $256,284,774 $83,182,657
                                         ============ ============ ===========

------
(a)Offering price and redemption price are the same.

                       See notes to financial statements.

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1995

                            GROWTH &      EMERGING                 GOVERNMENT &
                          INCOME EQUITY    GROWTH      BALANCED   CORPORATE BOND
                            PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                          ------------- ------------ ------------ --------------
        ASSETS:
Investments, at value...  $350,704,870  $176,472,946 $116,871,791  $141,579,698
Cash....................                         192          328        31,444
Interest and dividends
 receivable.............       725,295       108,530      663,062     1,908,457
Receivable from brokers
 for investments sold...     1,402,234       575,625      418,169        52,349
Receivable for portfolio
 shares issued..........        40,165        27,971        2,000
Unamortized organization
 costs..................                       9,661       12,133
Prepaid expenses and
 other assets...........        19,391         9,697       16,417         4,828
                          ------------  ------------ ------------  ------------
  Total Assets..........   352,891,955   177,204,622  117,983,900   143,576,776
                          ------------  ------------ ------------  ------------
      LIABILITIES:
Cash overdraft..........         7,791
Payable to brokers for
 investments purchased..                   4,096,148
Dividends payable.......                                                732,641
Payable for portfolio
 shares redeemed........        10,148         2,236                      5,018
Accrued expenses and
 other payables:
 Investment advisory
  fees..................       156,715       105,298       71,604        52,154
 Administration fees....         9,619         4,689        3,208         3,871
 Distribution and
  services fees.........        16,304         8,377       10,971         3,689
 Accounting and
  custodian fees........         9,943         5,888        3,354         4,466
 Other..................        44,908        21,840       15,087        18,911
                          ------------  ------------ ------------  ------------
  Total Liabilities.....       255,428     4,244,476      104,224       820,750
                          ------------  ------------ ------------  ------------
      NET ASSETS:
Capital.................   272,406,210   151,316,140  102,162,127   137,838,643
Undistributed net
 investment income......     1,009,093       163,419      714,226
Net unrealized
 appreciation from
 investments............    60,060,789     8,069,615   11,057,385     6,974,316
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........    19,160,435    13,410,972    3,945,938    (2,056,933)
                          ------------  ------------ ------------  ------------
  Net Assets............  $352,636,527  $172,960,146 $117,879,676  $142,756,026
                          ============  ============ ============  ============

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                            GROWTH &       EMERGING                   GOVERNMENT &
                          INCOME EQUITY     GROWTH       BALANCED    CORPORATE BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                          -------------  ------------  ------------  --------------
Net Assets
 Investor A Shares......    25,081,694     15,056,268     8,347,972      5,496,120
 Investor B Shares......       780,588        603,259        36,384        106,449
 Trust Shares...........   286,546,293    139,681,067    72,668,644    127,740,954
 Institutional Shares...    40,227,952     17,619,552    36,826,676      9,412,503
                          ------------   ------------  ------------   ------------
  Total.................  $352,636,527   $172,960,146  $117,879,676   $142,756,026
                          ============   ============  ============   ============
Outstanding shares of
 common stock
 Investor A Shares......     1,538,629      1,119,927       716,840        521,953
 Investor B Shares......        48,088         45,121         3,139         10,112
 Trust Shares...........    17,561,122     10,353,157     6,240,356     12,130,932
 Institutional Shares...     2,470,228      1,314,682     3,169,790        893,870
                          ------------   ------------  ------------   ------------
  Total.................    21,618,067     12,832,887    10,130,125     13,556,867
                          ============   ============  ============   ============
Net Asset Value
 Investor A Shares--
  redemption price per
  share.................  $      16.30   $      13.44  $      11.65   $      10.53
 Investor B Shares--
  offering price per
  share*................         16.23          13.37         11.59          10.53
 Trust Shares--offering
  and redemption price
  per share.............         16.32          13.49         11.64          10.53
 Institutional Shares--
  offering and
  redemption price per
  share.................         16.29          13.40         11.62          10.53
                          ============   ============  ============   ============
Maximum Sales Charge:
 Investor A Shares......          4.50%          4.50%         4.50%          4.50%
                          ------------   ------------  ------------   ------------
Maximum Offering Price
 (100%/(100%-Maximum
 Sales Charge)) of net
 asset value adjusted to
 nearest cent) per
 share: Investor A
 Shares.................  $      17.07   $      14.07  $      12.20   $      11.03
                          ============   ============  ============   ============
Investments, at cost....  $290,644,081   $168,403,331  $105,814,406   $134,605,382
                          ============   ============  ============   ============

------
*Redemption price of Investor B Shares varies based on length of time held.

                       See notes to financial statements.

THE ARCH FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1995

                                           MISSOURI       SHORT-
                          U.S. GOVERNMENT TAX-EXEMPT   INTERMEDIATE INTERNATIONAL
                            SECURITIES       BOND       MUNICIPAL      EQUITY
                             PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                          --------------- -----------  ------------ -------------
        ASSETS:
Investments, at value...    $54,084,862   $72,149,256  $23,517,394   $40,804,284
Cash....................         19,972                        595         3,261
Foreign currency (cost
 $128,471)..............                                                 125,845
Interest and dividends
 receivable.............        616,888     1,137,324      308,103        62,098
Receivable from brokers
 for investments sold...            675                                  197,055
Net receivable for
 forward currency
 contracts purchased
 and sold...............                                                   1,317
Unamortized organization
 costs..................                                    18,918        18,369
Prepaid expenses and
 other assets...........          2,224         2,785          561         3,791
                            -----------   -----------  -----------   -----------
  Total Assets..........     54,724,621    73,289,365   23,845,571    41,216,020
                            -----------   -----------  -----------   -----------
      LIABILITIES:
Cash overdraft..........                        6,670
Dividends payable.......        291,803       275,527       76,598
Payable to brokers for
 investments purchased..                                               1,222,826
Accrued expenses and
 other payables:
 Investment advisory
  fees..................         19,972        26,720                     38,094
 Administration fees....          1,483         1,983          646         1,628
 Distribution and
  services fees.........          2,208         4,393                        987
 Accounting and
  custodian fees........          1,812         2,410          690        22,405
 Other..................          7,090        40,150       13,951         5,583
                            -----------   -----------  -----------   -----------
  Total Liabilities.....        324,368       357,853       91,885     1,291,523
                            -----------   -----------  -----------   -----------
      NET ASSETS:
Capital.................     53,368,421    70,462,162   23,529,547    37,173,467
Net unrealized
 appreciation from
 investments............        848,354     2,783,563      224,139     3,550,532
Net unrealized
 depreciation from
 translation of assets
 and liabilities in
 foreign currencies.....                                                (102,000)
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........        183,478      (314,213)                   751,564
Accumulated
 undistributed net
 realized losses from
 foreign currency
 transactions...........                                              (1,449,066)
                            -----------   -----------  -----------   -----------
 Net Assets.............    $54,400,253   $72,931,512  $23,753,686   $39,924,497
                            ===========   ===========  ===========   ===========

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                                           MISSOURI       SHORT-
                          U.S. GOVERNMENT TAX-EXEMPT   INTERMEDIATE  INTERNATIONAL
                            SECURITIES       BOND       MUNICIPAL       EQUITY
                             PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
                          --------------- -----------  ------------  -------------
Net Assets
 Investor A Shares......      8,178,713    24,725,527           10      1,567,574
 Investor B Shares......         41,377       433,001                     101,710
 Trust Shares...........     45,512,697    47,772,984   23,753,676     36,096,345
 Institutional Shares...        667,466                                 2,158,868
                            -----------   -----------  -----------    -----------
  Total.................    $54,400,253   $72,931,512  $23,753,686    $39,924,497
                            ===========   ===========  ===========    ===========
Outstanding shares of
 common stock
 Investor A Shares......        753,697     2,106,529            1        145,651
 Investor B Shares......          3,817        36,890                       9,496
 Trust Shares...........      4,194,338     4,070,452    2,358,291      3,343,882
 Institutional Shares...         61,693                                   200,895
                            -----------   -----------  -----------    -----------
  Total.................      5,013,545     6,213,871    2,358,292      3,699,924
                            ===========   ===========  ===========    ===========
Net Asset Value
 Investor A Shares--
  redemption price per
  share.................    $     10.85   $     11.74  $     10.08    $     10.76
 Investor B Shares--
  offering price per
  share*................          10.84         11.74                       10.71
 Trust Shares--offering
  and redemption price
  per share.............          10.85         11.74        10.07          10.79
 Institutional Shares--
  offering and
  redemption price per
  share.................          10.82                                     10.75
                            ===========   ===========  ===========    ===========
Maximum Sales Charge:
 Investor A Shares......           4.50%         4.50%        2.50%          4.50%
                            -----------   -----------  -----------    -----------
Maximum Offering Price
 (100%/(100%-Maximum
 Sales Charge)) of net
 asset value adjusted to
 nearest cent) per
 share: Investor A
 Shares.................    $     11.36   $     12.29  $     10.34    $     11.27
                            ===========   ===========  ===========    ===========
Investments, at cost....    $53,236,508   $69,365,693  $23,293,255    $37,353,300
                            ===========   ===========  ===========    ===========

------
*Redemption price of Investor B Shares varies based on length of time held.

                       See notes to financial statements.

THE ARCH FUND, INC.

                           STATEMENTS OF OPERATIONS

                                                       TREASURY     TAX-EXEMPT
                                       MONEY MARKET  MONEY MARKET  MONEY MARKET
                                        PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       ------------  ------------  ------------
                                       FOR THE YEAR  FOR THE YEAR  FOR THE SIX
                                          ENDED         ENDED      MONTHS ENDED
                                       NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                           1995          1995        1995 (A)
                                       ------------  ------------  ------------
INVESTMENT INCOME:
Interest income......................  $37,601,082   $12,896,010    $1,756,010
                                       -----------   -----------    ----------
  Total Income.......................   37,601,082    12,896,010     1,756,010
                                       -----------   -----------    ----------
EXPENSES:
Investment advisory fees.............    2,517,524       920,190       184,753
Administration fees..................    1,258,762       460,094        46,188
Distribution and services fees--
 Investor A Shares...................      137,460         6,872         7,090
Administrative services fees--Trust
 Shares..............................      378,044       150,278         5,937
Administrative services fees--
 Institutional Shares................       28,854            36
Custodian fees.......................       85,562        30,549         7,725
Legal and audit fees.................      144,897        49,372        65,963
Organization costs...................                      7,111
Directors' fees and expenses.........       29,881        10,317         1,668
Transfer agent fees..................      105,111        38,004        12,139
Registration and filing fees.........        7,801         5,491         4,017
Printing costs.......................       72,374        44,787        17,577
Other................................       17,627         6,935         1,045
Expenses voluntarily reduced.........     (944,297)     (354,324)      (23,094)
                                       -----------   -----------    ----------
  Total Expenses.....................    3,839,600     1,375,712       331,008
                                       -----------   -----------    ----------
Net Investment Income................   33,761,482    11,520,298     1,425,002
                                       -----------   -----------    ----------
REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions.............       (6,772)       10,481         4,193
                                       -----------   -----------    ----------
Net realized/unrealized gains
 (losses) from investments...........       (6,772)       10,481         4,193
                                       -----------   -----------    ----------
Change in net assets resulting from
 operations..........................  $33,754,710   $11,530,779    $1,429,195
                                       ===========   ===========    ==========

------
(a) Upon reorganizing as a portfolio of The ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.

                            STATEMENTS OF OPERATIONS

                            GROWTH &      EMERGING                   GOVERNMENT &
                          INCOME EQUITY    GROWTH       BALANCED    CORPORATE BOND
                            PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
                          ------------- ------------  ------------  --------------
                          FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR
                              ENDED        ENDED         ENDED          ENDED
                          NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,
                              1995          1995          1995           1995
                          ------------- ------------  ------------  --------------
INVESTMENT INCOME:
Interest income.........   $ 1,362,145  $   537,567   $ 2,989,447    $10,189,381
Dividend income.........     6,932,220      849,061     1,397,318
Income from securities
 lending................        30,650       80,366        12,943         52,249
                           -----------  -----------   -----------    -----------
  Total Income..........     8,325,015    1,466,994     4,399,708     10,241,630
                           -----------  -----------   -----------    -----------
EXPENSES:
Investment advisory
 fees...................     1,736,792      962,984       775,992        660,877
Administration fees.....       631,921      257,222       207,055        293,945
Distribution and
 services fees--Investor
 A Shares...............        62,142       40,545        23,011         15,376
Distribution and
 services fees--Investor
 B Shares...............         2,730        1,821           126            324
Administrative services
 fees--Institutional
 Shares.................        83,607       30,538        84,400         20,784
Custodian fees..........        96,612       42,782        31,481         44,211
Legal and audit fees....        70,737       29,523        20,493         33,434
Organization costs......                      4,009         5,110
Directors' fees and
 expenses...............        13,759        5,888         4,555          6,327
Transfer agent fees.....        54,382       20,825        18,154         26,254
Registration and filing
 fees...................        12,224       12,090        23,816          4,441
Printing costs..........        42,178       16,628        12,876         19,509
Other...................        12,947        7,545        11,871         14,215
Expenses voluntarily
 reduced................      (316,168)    (128,825)     (103,589)      (147,087)
                           -----------  -----------   -----------    -----------
  Total Expenses........     2,503,863    1,303,575     1,115,351        992,610
                           -----------  -----------   -----------    -----------
Net Investment Income...     5,821,152      163,419     3,284,357      9,249,020
                           -----------  -----------   -----------    -----------
REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains
 (losses) from
 investment
 transactions...........    19,924,501   13,478,311     4,625,170     (1,171,676)
Change in unrealized
 appreciation from
 investments............    61,722,240    8,231,506    14,959,325     14,042,027
                           -----------  -----------   -----------    -----------
Net realized/unrealized
 gains from investments.    81,646,741   21,709,817    19,584,495     12,870,351
                           -----------  -----------   -----------    -----------
Change in net assets
 resulting from
 operations.............   $87,467,893  $21,873,236   $22,868,852    $22,119,371
                           ===========  ===========   ===========    ===========

                       See notes to financial statements.

THE ARCH FUND, INC.

                           STATEMENTS OF OPERATIONS

                                            MISSOURI       SHORT-
                          U.S. GOVERNMENT  TAX-EXEMPT   INTERMEDIATE   INTERNATIONAL
                            SECURITIES        BOND        MUNICIPAL       EQUITY
                             PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                          --------------- ------------ --------------- -------------
                           FOR THE YEAR   FOR THE SIX  FOR THE PERIOD  FOR THE YEAR
                               ENDED      MONTHS ENDED  JULY 10, 1995      ENDED
                           NOVEMBER 30,   NOVEMBER 30, TO NOVEMBER 30, NOVEMBER 30,
                               1995         1995 (B)      1995 (A)         1995
                          --------------- ------------ --------------- -------------
INVESTMENT INCOME:
Interest income.........    $3,232,057     $1,950,416     $297,495
Dividend income.........                                                $  550,568
Foreign tax withholding.                                                   (59,020)
Income from securities
 lending................        19,824
                            ----------     ----------     --------      ----------
  Total Income..........     3,251,881      1,950,416      297,495         491,548
                            ----------     ----------     --------      ----------
EXPENSES:
Investment advisory
 fees...................       208,179        156,100       38,167         317,919
Administration fees.....        92,584         69,496       13,879          63,584
Distribution and
 services fees--Investor
 A Shares...............        26,948         36,453                        3,517
Distribution and
 services fees--Investor
 B Shares...............           112          1,452                          271
Administrative services
 fees--Institutional
 Shares.................         1,219                                       4,305
Custodian fees..........        14,417         10,773        2,375          55,398
Legal and audit fees....        10,716         26,879        4,664           7,111
Organization costs......                                     2,288           5,475
Directors' fees and
 expenses...............         2,071          1,475          467           1,375
Transfer agent fees.....         8,229          9,262        1,471           5,026
Registration and filing
 fees...................         6,275          4,167        3,378             170
Printing costs..........         4,817         22,520        9,201           4,789
Other...................         7,720          4,464        1,986           2,589
Expenses voluntarily
 reduced................       (46,322)      (46,900)      (45,081)        (94,702)
                            ----------     ----------     --------      ----------
  Total Expenses........       336,965        296,141       32,795         376,827
                            ----------     ----------     --------      ----------
Net Investment Income...     2,914,916      1,654,275      264,700         114,721
                            ----------     ----------     --------      ----------
REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS AND FOREIGN
 CURRENCY:
Net realized gains from
 investment
 transactions...........       588,948          1,611                      905,432
Net realized losses from
 foreign currency
 transactions...........                                                (1,899,048)
Net change in unrealized
 appreciation from
 investments............     2,891,528      1,343,976      224,139       4,500,515
Net change in unrealized
 depreciation from
 translation of assets
 and liabilities in
 foreign currencies.....                                                  (595,181)
                            ----------     ----------     --------      ----------
Net realized/unrealized
 gains from investments
 and foreign currency...     3,480,476      1,345,587      224,139       2,911,718
                            ----------     ----------     --------      ----------
Change in net assets
 resulting from
 operations.............    $6,395,392     $2,999,862     $488,839      $3,026,439
                            ==========     ==========     ========      ==========

------
(a) Period from commencement of operations.
(b) Upon reorganizing as a portfolio of The ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                            TREASURY MONEY                       TAX-EXEMPT
                          MONEY MARKET PORTFOLIO           MARKET PORTFOLIO                MONEY MARKET PORTFOLIO
                       ------------------------------  --------------------------  ----------------------------------------
                                                                                    SIX MONTHS       YEAR          YEAR
                         YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED      ENDED         ENDED         ENDED
                        NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,    MAY 31,       MAY 31,
                            1995            1994           1995          1994        1995 (A)        1995          1994
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 FROM INVESTMENT
  ACTIVITIES:
 OPERATIONS:
 Net investment in-
  come..............   $   33,761,482  $   21,243,492  $ 11,520,298  $  8,401,250  $  1,425,002  $  3,002,806  $  2,848,038
 Net realized gains
  (losses) from in-
  vestment transac-
  tions.............           (6,772)         33,472        10,481           502         4,193          (102)          818
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 Change in net
  assets resulting
  from operations...       33,754,710      21,276,964    11,530,779     8,401,752     1,429,195     3,002,704     2,848,856
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 DISTRIBUTIONS TO
  INVESTOR A SHARE-
  HOLDERS
 From net investment
  income............       (2,861,060)     (1,451,688)     (132,984)      (58,966)      (81,409)     (174,372)     (147,398)
 DISTRIBUTIONS TO
  TRUST SHAREHOLDERS
 From net investment
  income............      (30,299,854)    (19,520,111)  (11,386,621)   (8,342,284)   (1,343,593)   (2,828,434)   (2,700,640)
 DISTRIBUTIONS TO
  INSTITUTIONAL
  SHAREHOLDERS
 From net investment
  income............         (600,568)       (271,693)         (693)
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 Change in net
  assets from
  shareholder
  distributions.....      (33,761,482)    (21,243,492)  (11,520,298)   (8,401,250)   (1,425,002)   (3,002,806)   (2,848,038)
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 CAPITAL TRANSAC-
  TIONS:
 Proceeds from
  shares issued.....    1,902,144,644   2,222,543,059   839,832,064   856,854,842   108,021,357   258,130,980   375,257,860
 Dividends reinvest-
  ed................       11,376,917       6,754,896     3,013,118     1,405,163       216,746       412,936       270,252
 Cost of shares
  redeemed..........   (1,740,810,431) (2,294,337,015) (831,082,824) (872,361,831) (115,269,717) (289,306,657) (398,742,716)
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 Change in net
  assets from share
  transactions......      172,711,130     (65,039,060)   11,762,358   (14,101,826)   (7,031,614)  (30,762,741)  (23,214,604)
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 Change in net as-
  sets..............      172,704,358     (65,005,588)   11,772,839   (14,101,324)   (7,027,421)  (30,762,843)  (23,213,786)
 NET ASSETS:
 Beginning of peri-
  od................      603,631,332     668,636,920   243,812,151   257,913,475    90,462,046   121,224,889   144,438,675
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 End of period......   $  776,335,690  $  603,631,332  $255,584,990  $243,812,151  $ 83,434,625  $ 90,462,046  $121,224,889
                       ==============  ==============  ============  ============  ============  ============  ============
 SHARE TRANSACTIONS:
 Issued.............    1,902,144,644   2,222,543,059   839,832,064   856,854,842   108,021,357   258,130,980   375,257,860
 Reinvested.........       11,376,917       6,754,896     3,013,118     1,405,163       216,746       412,936       270,252
 Redeemed...........   (1,740,810,431) (2,294,337,015) (831,082,824) (872,361,831) (115,269,717) (289,306,657) (398,742,716)
                       --------------  --------------  ------------  ------------  ------------  ------------  ------------
 Change in shares...      172,711,130     (65,039,060)   11,762,358   (14,101,826)   (7,031,614)  (30,762,741)  (23,214,604)
                       ==============  ==============  ============  ============  ============  ============  ============

------
(a) Upon reorganizing as a portfolio of The ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.


                       See notes to financial statements.

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                 GROWTH & INCOME
                                EQUITY PORTFOLIO        EMERGING GROWTH PORTFOLIO      BALANCED PORTFOLIO
                            --------------------------  --------------------------  --------------------------
                                YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                               ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                1995          1994          1995          1994          1995          1994
                            ------------  ------------  ------------  ------------  ------------  ------------
 FROM INVESTMENT
  ACTIVITIES:
 OPERATIONS:
 Net investment income
  (loss).................   $  5,821,152  $  4,415,320  $    163,419  $  (153,485)  $  3,284,357  $ 2,713,558
 Net realized gains
  (losses) from
  investment
  transactions...........     19,924,501     2,839,354    13,478,311    7,166,109      4,625,170     (632,964)
 Net change in unrealized
  appreciation (deprecia-
  tion) from investments.     61,722,240    (7,015,406)    8,231,506   (1,992,879)    14,959,325   (4,020,110)
                            ------------  ------------  ------------  -----------   ------------  -----------
 Change in net assets
  resulting from
  operations.............     87,467,893       239,268    21,873,236    5,019,745     22,868,852   (1,939,516)
                            ------------  ------------  ------------  -----------   ------------  -----------
 DISTRIBUTIONS TO
  INVESTOR A SHAREHOLDERS
 From net investment in-
  come...................       (333,955)     (230,354)                                 (224,231)    (126,857)
 In excess of net invest-
  ment income............         (4,006)
 From net realized gains
  from investment trans-
  actions................       (202,448)     (134,535)     (831,483)    (632,621)
 In excess of net
  realized gains from
  investment
  transactions...........                   (1,280,737)                   (83,727)                    (26,576)
 DISTRIBUTIONS TO
  INVESTOR B SHAREHOLDERS
 From net investment in-
  come...................         (2,563)                                                   (225)
 In excess of net invest-
  ment income............            (31)
 DISTRIBUTIONS TO TRUST
  SHAREHOLDERS
 From net investment in-
  come...................     (5,053,238)   (3,671,505)                               (2,182,251)  (1,951,746)
 In excess of net invest-
  ment income............        (60,612)
 From net realized gains
  from investment trans-
  actions................     (2,589,698)   (2,899,332)   (5,902,352)  (6,533,488)
 In excess of net
  realized gains from
  investment
  transactions...........                  (27,600,831)                  (864,705)                   (908,621)
 DISTRIBUTIONS TO
  INSTITUTIONAL
  SHAREHOLDERS
 From net investment in-
  come...................       (431,396)     (222,645)                                 (790,342)    (453,392)
 In excess of net invest-
  ment income............         (5,175)
 From net realized gains
  from investment trans-
  actions................       (241,715)                   (432,261)
                            ------------  ------------  ------------  -----------   ------------  -----------
 Change in net assets
  from shareholder
  distributions..........     (8,924,837)  (36,039,939)   (7,166,096)  (8,114,541)    (3,197,049)  (3,467,192)
                            ------------  ------------  ------------  -----------   ------------  -----------
 CAPITAL TRANSACTIONS:
 Proceeds from shares is-
  sued...................     52,046,659    98,775,512    70,516,196   46,597,083     26,225,962   49,334,814
 Dividends reinvested....      7,546,386    32,514,193     5,971,760    6,619,844      3,130,438    3,438,941
 Cost of shares redeemed.    (61,695,190)  (69,220,929)  (12,457,399)  (7,931,613)   (26,478,191) (23,735,092)
                            ------------  ------------  ------------  -----------   ------------  -----------
 Change in net assets
  from share
  transactions...........     (2,102,145)   62,068,776    64,030,557   45,285,314      2,878,209   29,038,663
                            ------------  ------------  ------------  -----------   ------------  -----------
 Change in net assets....     76,440,911    26,268,105    78,737,697   42,190,518     22,550,012   23,631,955
 NET ASSETS:
 Beginning of period.....    276,195,616   249,927,511    94,222,449   52,031,931     95,329,664   71,697,709
                            ------------  ------------  ------------  -----------   ------------  -----------
 End of period...........   $352,636,527  $276,195,616  $172,960,146  $94,222,449   $117,879,676  $95,329,664
                            ============  ============  ============  ===========   ============  ===========
 SHARE TRANSACTIONS:
 Issued..................      3,553,184     7,590,496     5,411,069    3,974,828      2,500,588    4,952,221
 Reinvested..............        558,779     2,513,612       549,194      581,701        299,781      347,402
 Redeemed................     (4,212,791)   (5,342,883)     (975,925)    (666,320)    (2,584,883)  (2,403,419)
                            ------------  ------------  ------------  -----------   ------------  -----------
 Change in shares........       (100,828)    4,761,225     4,984,338    3,890,209        215,486    2,896,204
                            ============  ============  ============  ===========   ============  ===========

                       See notes to financial statements.

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                              GOVERNMENT & CORPORATE          U.S. GOVERNMENT                 MISSOURI TAX-EXEMPT
                                  BOND PORTFOLIO           SECURITIES PORTFOLIO                 BOND PORTFOLIO
                            ---------------------------  --------------------------  ---------------------------------------
                                YEAR           YEAR          YEAR          YEAR       SIX MONTHS      YEAR          YEAR
                                ENDED         ENDED         ENDED         ENDED         ENDED         ENDED        ENDED
                            NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,    MAY 31,      MAY 31,
                                1995           1994          1995          1994        1995 (A)       1995          1994
                            -------------  ------------  ------------  ------------  ------------  -----------  ------------
 FROM INVESTMENT
  ACTIVITIES:
 OPERATIONS:
 Net investment income...   $   9,249,020  $  9,270,495  $ 2,914,916   $ 2,758,047   $ 1,654,275   $ 3,690,016  $  3,430,005
 Net realized gains
  (losses) from
  investment
  transactions...........      (1,171,676)     (936,175)     588,948      (439,496)        1,611      (190,330)       51,067
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............      14,042,027   (12,940,985)   2,891,528    (3,712,533)    1,343,976     2,083,405    (3,036,614)
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 Change in net assets
  resulting from
  operations.............      22,119,371    (4,606,665)   6,395,392    (1,393,982)    2,999,862     5,583,091       444,458
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 DISTRIBUTIONS TO
  INVESTOR A SHAREHOLDERS
 From net investment in-
  come...................        (309,012)     (282,702)    (543,517)     (586,428)     (565,623)   (1,301,629)   (1,361,135)
 From net realized gains
  from investment trans-
  actions................                                                                              (19,180)     (113,792)
 In excess of net
  realized gains from
  investment
  transactions...........                       (22,888)                  (156,568)
 DISTRIBUTIONS TO
  INVESTOR B SHAREHOLDERS
 From net investment in-
  come...................          (1,688)                      (603)                     (5,588)         (593)
 DISTRIBUTIONS TO TRUST
  SHAREHOLDERS
 From net investment in-
  come...................      (8,521,373)   (8,665,397)  (2,346,666)   (2,168,037)   (1,083,064)   (2,387,794)   (2,068,871)
 From net realized gains
  from investment trans-
  actions................                                                                              (31,970)     (150,314)
 In excess of net
  realized gains from
  investment
  transactions...........                      (944,526)                  (603,954)
 DISTRIBUTIONS TO
  INSTITUTIONAL
  SHAREHOLDERS
 From net investment in-
  come...................        (416,947)     (322,395)     (24,130)       (3,582)
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 Change in net assets
  from shareholder
  distributions..........      (9,249,020)  (10,237,908)  (2,914,916)   (3,518,569)   (1,654,275)   (3,741,166)   (3,694,112)
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 CAPITAL TRANSACTIONS:
 Proceeds from shares is-
  sued...................      22,004,332    39,076,048   12,388,111    13,211,572     8,449,317    13,215,405    40,823,723
 Dividends reinvested....       6,496,071     7,613,415    2,029,261     2,568,737       610,700     1,366,231     1,301,345
 Cost of shares redeemed.     (42,323,482)  (41,547,215)  (6,345,525)  (12,708,157)   (6,221,755)  (23,338,004)  (19,212,701)
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 Change in net assets
  from share
  transactions...........     (13,823,079)    5,142,248    8,071,847     3,072,152     2,838,262    (8,756,368)   22,912,367
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 Change in net assets....        (952,728)   (9,702,325)  11,552,323    (1,840,399)    4,183,849    (6,914,443)   19,662,713
 NET ASSETS:
 Beginning of period.....     143,708,754   153,411,079   42,847,930    44,688,329    68,747,663    75,662,106    55,999,393
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 End of period...........   $ 142,756,026  $143,708,754  $54,400,253   $42,847,930   $72,931,512   $68,747,663  $ 75,662,713
                            =============  ============  ===========   ===========   ===========   ===========  ============
 SHARE TRANSACTIONS:
 Issued..................       2,156,859     3,777,097    1,156,552     1,245,060       735,228     1,199,549     3,503,550
 Reinvested..............         646,557       748,871      193,708       241,419        53,264       124,846       111,889
 Redeemed................      (4,153,696)   (4,026,090)    (599,690)   (1,212,717)     (540,692)   (2,158,695)   (1,668,248)
                            -------------  ------------  -----------   -----------   -----------   -----------  ------------
 Change in shares........      (1,350,280)      499,878      750,570       273,762       247,800      (834,300)    1,947,191
                            =============  ============  ===========   ===========   ===========   ===========  ============

------
(a) Upon reorganizing as a portfolio of The ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                       See notes to financial statements.

THE ARCH FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                           SHORT-INTERMEDIATE
                           MUNICIPAL PORTFOLIO INTERNATIONAL EQUITY PORTFOLIO
                           ------------------- ---------------------------------
                             FOR THE PERIOD         YEAR            APRIL 4,
                              JULY 10, 1995         ENDED            1994 TO
                             TO NOVEMBER 30,    NOVEMBER 30,      NOVEMBER 30,
                                1995 (A)            1995            1994 (A)
                           ------------------- ---------------   ---------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income...      $   264,700     $       114,721   $        25,256
 Net realized gains
  (losses) from
  investment
  transactions...........                              905,432          (145,743)
 Net realized gains
  (losses) from foreign
  currency transactions..                           (1,899,048)           30,349
 Net change in unrealized
  appreciation
  (depreciation) from
  investments............          224,139           4,500,515          (949,983)
 Change in unrealized
  appreciation
  (depreciation) from
  translation of assets
  and liabilities in
  foreign currencies.....                             (595,181)          493,181
                               -----------     ---------------   ---------------
Change in net assets
 resulting from
 operations..............          488,839           3,026,439          (546,940)
                               -----------     ---------------   ---------------
DISTRIBUTIONS TO INVESTOR
 A SHAREHOLDERS
 From net realized gains
  from investment
  transactions...........                                 (261)
 Tax return of capital...                               (1,179)
DISTRIBUTIONS TO TRUST
 SHAREHOLDERS
 From net investment
  income.................         (264,700)
 From net realized gains
  from investment
  transactions...........                               (7,793)
 Tax return of capital...                              (35,169)
DISTRIBUTIONS TO
 INSTITUTIONAL
 SHAREHOLDERS
 From net realized gains
  from investment
  transactions...........                                  (71)
 Tax return of capital...                                 (318)
                               -----------     ---------------   ---------------
Change in net assets from
 shareholder
 distributions...........         (264,700)            (44,791)
                               -----------     ---------------   ---------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued.................       23,945,082          16,109,115        25,487,536
 Dividends reinvested....            9,378              28,077
 Cost of shares redeemed.         (424,913)         (3,928,946)         (205,993)
                               -----------     ---------------   ---------------
Change in net assets from
 share transactions......       23,529,547          12,208,246        25,281,543
                               -----------     ---------------   ---------------
Change in net assets.....       23,753,686          15,189,894        24,734,603
NET ASSETS:
 Beginning of period.....                           24,734,603
                               -----------     ---------------   ---------------
 End of period...........      $23,753,686     $    39,924,497   $    24,734,603
                               ===========     ===============   ===============
SHARE TRANSACTIONS:
 Issued..................        2,399,958           1,588,686         2,514,811
 Reinvested..............              938               2,857
 Redeemed................          (42,604)           (386,418)          (20,012)
                               -----------     ---------------   ---------------
Change in shares.........        2,358,292           1,205,125         2,494,799
                               ===========     ===============   ===============

------
(a)Period from commencement of operations.

                       See notes to financial statements.

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION          COST
 ----------  ---------------------  -----------
 ASSET BACKED SECURITIES (7.9%):
 Finance (7.9%):
 15,000,000  New Center Asset
              Trust, 5.75%,
              1/19/96.............  $14,882,604
 22,755,000  Ciesco, Inc., 5.73%,
              12/8/95.............   22,729,647
 24,203,000  Delaware Funding,
              5.73%, 12/1/95......   24,203,000
                                    -----------
  Total Asset Backed Securities      61,815,251
                                    -----------
 COMMERCIAL PAPER (74.9%):
 Agricultural Services (2.4%):
 18,893,000  Cargill, Inc. 5.85%,
              12/1/95.............   18,893,000
                                    -----------
 Appliances (1.9%):
 15,079,000  Whirlpool Corp.,
              5.77%, 12/29/95.....   15,011,329
                                    -----------
 Automotive (5.3%):
 25,000,000  Ford Motor Credit
              Corp., 5.74%,
              12/20/95............   24,924,264
  9,111,000  General Motors
              Acceptance Corp.,
              5.77%, 12/15/95.....    9,090,556
  7,000,000  General Motors
              Acceptance Corp.,
              5.70% 2/16/96.......    6,914,658
                                    -----------
                                     40,929,478
                                    -----------
 Banking (6.1%):
 25,000,000  Bank of New York,
              5.74%, 12/18/95.....   24,932,236
 22,500,000  Republic Bank of New
              York, 5.62%, 1/5/96.   22,377,062
                                    -----------
                                     47,309,298
                                    -----------
 Beverages (1.6%):
 12,500,000  PepsiCo, 5.63%,
              5/10/96.............   12,185,267
                                    -----------
 Computers (2.8%):
 22,000,000  Intel Corp., 5.70%,
              12/4/95.............   21,989,550
                                    -----------

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION           COST
 ----------  ---------------------  ------------
 COMMERCIAL PAPER, CONTINUED:
 Electrical & Electronic (3.7%):
 11,000,000  CSC Enterprises,
              5.72%, 12/4/95......  $ 10,994,757
 17,710,000  CSC Enterprises,
              5.80%, 1/26/96......    17,550,217
                                    ------------
                                      28,544,974
                                    ------------
 Finance (12.9%):
 25,000,000  American Express
              Credit, 5.70%,
              12/13/95............    24,952,500
 30,000,000  General Electric
              Capital, 5.77%,
              12/14/95............    29,937,492
 15,370,000  International Lease
              Finance, 5.73%,
              12/1/95.............    15,370,000
 15,000,000  Sanwa Business
              Credit, 5.82%,
              12/20/95............    14,953,925
 15,420,000  Sanwa Business
              Credit, 5.92%,
              1/29/96.............    15,270,390
                                    ------------
                                     100,484,307
                                    ------------
 Financial Services (2.9%):
 22,500,000  Morgan Stanley,
              5.75%, 1/29/96......    22,287,969
                                    ------------
 Food Processing (2.5%):
 19,400,000  Philip Morris Co.,
              5.75%, 12/13/95.....    19,362,817
                                    ------------
 Greeting Cards (3.5%):
 13,000,000  American Greetings,
              5.74%, 12/20/95.....    12,960,617
 14,000,000  American Greetings,
              5.73%, 12/28/95.....    13,939,835
                                    ------------
                                      26,900,452
                                    ------------
 Insurance (6.4%):
 15,000,000  A. I. G. Funding,
              5.73%, 12/12/95.....    14,973,737
 34,950,000  Prudential Funding
              Corp., 5.90%,
              12/1/95.............    34,950,000
                                    ------------
                                      49,923,737
                                    ------------

                                   Continued

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

      PRINCIPAL                SECURITY         AMORTIZED
        AMOUNT               DESCRIPTION          COST
----------------------  ---------------------  -----------
COMMERCIAL PAPER, CONTINUED:
Investment Co. (1.7%):
            13,000,000  Weyerhaeuser
                         Mortgage, 5.75%,
                         12/14/95............  $12,973,007
                                               -----------
Oil & Gas Exploration (6.4%):
            15,000,000  Pemex (LOC: Swiss
                         Bank), 5.71%,
                         12/4/95.............   14,992,862
            10,000,000  Pemex (LOC: Swiss
                         Bank), 5.75%,
                         12/5/95.............    9,993,611
            25,000,000  Texaco Corp., 5.70%,
                         12/29/95............   24,889,167
                                               -----------
                                                49,875,640
                                               -----------
Printing & Publishing (2.8%):
            13,100,000  McGraw-Hill, 5.68%,
                         12/18/95............   13,064,863
             9,000,000  McGraw-Hill, 5.48%,
                         4/30/96.............    8,793,319
                                               -----------
                                                21,858,182
                                               -----------
Restaurants (1.2%):
             9,661,000  McDonald's Corp.,
                         5.72%, 12/7/95......    9,651,790
                                               -----------
Retail Stores (4.9%):
            25,409,000  Sears Roebuck
                         Acceptance Corp.,
                         5.76%, 12/20/95.....   25,331,757
            12,571,000  Wal-Mart Stores,
                         5.70%, 12/18/95.....   12,537,163
                                               -----------
                                                37,868,920
                                               -----------

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION          COST
 ----------  ---------------------  -----------
 COMMERCIAL PAPER, CONTINUED:
 Toys, Games & Children Vehicles (2.6%):
  6,800,000  Hasbro, Inc., 5.72%,
              12/19/95............  $ 6,780,552
 13,000,000  Hasbro, Inc., 5.63%,
              12/20/95............   12,961,372
                                    -----------
                                     19,741,924
                                    -----------
 Transportation & Shipping (1.9%):
 15,000,000  Matson Navigation,
              5.75%, 12/6/95......   14,988,021
                                    -----------
 Utilities--Gas & Electric (1.4%):
 11,000,000  Florida Power Corp.,
              5.76%, 12/11/95.....   10,982,400
                                    -----------
  Total Commercial Paper            581,762,062
                                    -----------
 CORPORATE BONDS (13.6%):
 Automotive (0.6%):
  5,000,000  Ford Motor Credit
              Co., 8.88%, 8/1/96..    5,094,310
                                    -----------
 Banking (6.6%):
 15,000,000  Huntington Bank,
              5.77%*, 12/2/96.....   14,991,922
 21,295,000  NationsBank Corp.,
              5.38%, 12/1/95......   21,295,000
  7,000,000  NationsBank Corp.,
              5.83%, 12/15/95.....    7,000,000
  7,900,000  Wachovia Bank Notes,
              4.85%, 2/16/96......    7,882,474
                                    -----------
                                     51,169,396
                                    -----------

                                   Continued

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION          COST
 ----------  ---------------------  -----------
 CORPORATE BONDS, CONTINUED:
 Financial Services (3.8%):
  9,500,000  CIT Group Holdings,
              5.88%, 12/1/95......  $ 9,500,000
 20,000,000  Merrill Lynch,
              5.86%*, 6/17/96.....   20,000,000
                                    -----------
                                     29,500,000
                                    -----------
 Telecommunications (2.6%):
 20,000,000  A T & T Capital,
              5.79%*, 12/15/95....   20,000,000
                                    -----------
  Total Corporate Bonds             105,763,706
                                    -----------
 MEDIUM TERM NOTE (2.4%):
 Automotive (0.5%):
  4,000,000  Ford Motor Credit
              Corp., 6.35%,
              12/11/95............  $ 3,999,856
                                    -----------

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION           COST
 ----------  ---------------------  ------------
 MEDIUM TERM NOTE, CONTINUED:
 Brokerage (1.9%):
 15,000,000  Bear Stearns, 5.91%*,
              3/28/96.............  $ 15,000,000
                                    ------------
  Total Medium Term Note              18,999,856
                                    ------------
 U.S. GOVERNMENT AGENCIES (3.9%):
 Federal Farm Credit Bank:
 20,000,000  5.63%, 3/1/96........    20,000,000
 Student Loan Marketing Assoc.:
 10,000,000  5.69%*, 12/20/96.....    10,000,000
                                    ------------
  Total U.S. Government Agencies      30,000,000
                                    ------------
  Total (Cost--$798,340,875)(a)     $798,340,875
                                    ============

------
Percentages indicated are based on net assets of $776,335,690.
(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION           COST
 ----------  ---------------------  ------------
 U.S. TREASURY BILLS (88.3%):
  4,771,000  12/7/95..............  $  4,766,698
  6,456,000  12/14/95.............     6,443,393
 70,803,000  12/21/95.............    70,583,609
  2,635,000  12/28/95.............     2,624,460
 15,062,000  1/4/96...............    14,987,521
 51,000,000  1/11/96..............    50,692,432
 23,589,000  1/18/96..............    23,422,088
  3,604,000  1/25/96..............     3,574,365
 18,417,000  2/8/96...............    18,230,546
 12,000,000  2/15/96..............    11,864,467
 18,612,000  2/29/96..............    18,364,927
                                    ------------
  Total U.S. Treasury Bills          225,554,506
                                    ------------

 PRINCIPAL          SECURITY         AMORTIZED
   AMOUNT         DESCRIPTION           COST
 ----------  ---------------------  ------------
 U.S. TREASURY NOTES (12.0%):
 10,800,000  4.63%, 2/15/96.......  $ 10,775,083
 20,000,000  4.63%, 2/29/96.......    19,955,185
                                    ------------
  Total U.S. Treasury Notes           30,730,268
                                    ------------
  Total (Cost--$256,284,774)(a)     $256,284,774
                                    ============

------
Percentages indicated are based on net assets of $255,584,990.
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 SHARES
  OR
 PRINCIPAL         SECURITY        AMORTIZED
 AMOUNT          DESCRIPTION          COST
----------  ---------------------  ----------
MUNICIPAL BONDS (99.5%):
California (1.2%):
1,000,000   California Higher
             Education, 3.90%,
             7/1/96**............  $1,000,000
                                   ----------
Colorado (2.4%):
1,970,000   Colorado Housing
             Finance Authority,
             4.10%*, 3/1/12......   1,970,000
                                   ----------
Florida (5.0%):
2,000,000   Hillsborough County,
             Industrial
             Development
             Authority, Pollution
             Control Revenue,
             Tampa Electric Co.,
             Gannon, 3.70%*,
             5/15/18.............   2,000,000
2,200,000   Pinellas County,
             Educational
             Facilities, 3.70%,
             2/16/96**...........   2,200,000
                                   ----------
                                    4,200,000
                                   ----------
Georgia (7.4%):
3,200,000   Georgia Gas
             Authority, 3.80%,
             2/21/96**...........   3,200,000
3,000,000   Private Colleges &
             Universities, 3.90%,
             12/15/95**..........   3,000,000
                                   ----------
                                    6,200,000
                                   ----------
Illinois (8.4%):
3,000,000   Chicago, O'Hare
             International
             Airport, 3.90%*,
             12/1/17.............   3,000,000
1,000,000   Illinois Development
             Finance Authority,
             Series D, 3.75%*,
             3/1/16..............   1,000,000
3,000,000   Illinois State
             Revenue Anticipation
             Certificates, 4.50%,
             5/10/96.............   3,008,990
                                   ----------
                                    7,008,990
                                   ----------

 SHARES
  OR
 PRINCIPAL         SECURITY        AMORTIZED
 AMOUNT          DESCRIPTION          COST
----------  ---------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Indiana (2.4%):
2,000,000   Indiana Health
             Facilities,
             Deaconess, 3.90%*,
             1/1/22..............  $2,000,000
                                   ----------
Louisiana (2.3%):
1,900,000   Louisiana Public
             Facilities, 3.70%*,
             9/1/15..............   1,900,000
                                   ----------
Michigan (5.3%):
2,400,000   Detroit, 3.65%*,
             10/1/10.............   2,400,000
2,000,000   Kalamazoo, Tax
             Anticipation Notes
             6.00%, 12/31/95.....   2,002,673
                                   ----------
                                    4,402,673
                                   ----------
Minnesota (6.5%):
3,000,000   Becker, Northern
             States Power 3.65%,
             3/25/96**...........   3,000,000
2,450,000   Minneapolis, 3.75%*,
             3/1/11..............   2,450,000
                                   ----------
                                    5,450,000
                                   ----------
Missouri (24.0%):
1,300,000   Kansas City, 3.85%*,
             4/15/15.............   1,300,000
1,600,000   Kansas City,
             Industrial
             Development
             Authority, Hospital
             Revenue, 3.85%*,
             10/15/14............   1,600,000
3,000,000   Missouri Health,
             4.10%*, 12/1/19.....   3,000,000

                                   Continued

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
  OR
 PRINCIPAL         SECURITY         AMORTIZED
 AMOUNT          DESCRIPTION          COST
----------  ---------------------  -----------
MUNICIPAL BONDS, CONTINUED:
3,500,000   Missouri State
             Environmental
             Improvement, Series
             B, Energy Reserve
             Authority, 4.00%,
             12/1/95**...........  $ 3,500,000
2,000,000   Missouri State Health
             & Educational
             Facilities
             Authority, School
             District Advance
             Funding Program
             Notes, Series E,
             4.50%, 8/19/96......    2,007,584
2,800,000   Missouri State Health
             & Educational
             Facilities Authority
             Revenue, Barnes
             Hospital Project,
             3.55%*, 12/1/15.....    2,800,000
1,600,000   Missouri State Health
             & Educational
             Facilities Authority
             Revenue, SSM Health
             Care Project,
             3.65%*, 6/1/06......    1,600,000
1,300,000   Missouri State Health
             & Educational
             Facilities Authority
             Revenue, Washington
             University Project
             3.55%*, 9/1/10......    1,300,000
1,900,000   Missouri State Health
             & Educational
             Facilities Authority
             Revenue, Washington
             University, Series
             B, 3.80%*, 3/1/17...    1,900,000
1,000,000   Monsanto County,
             3.50%*, 6/1/23......    1,000,000
                                   -----------
                                    20,007,584
                                   -----------

 SHARES
  OR
 PRINCIPAL         SECURITY        AMORTIZED
 AMOUNT          DESCRIPTION          COST
----------  ---------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Montana (4.6%):
2,200,000   Forsyth, Pollution
             Control Revenue,
             Series B, Portland
             General Electric,
             3.60%*, 6/1/13......  $2,200,000
1,600,000   Forsyth Pollution
             Control Revenue,
             Series D, 3.60%*,
             6/1/13..............   1,600,000
                                   ----------
                                    3,800,000
                                   ----------
North Carolina (3.8%):
3,200,000   North Carolina
             Medical Care,
             Community Hospital
             Revenue, Series A,
             3.75%*, 10/1/20.....   3,200,000
                                   ----------
Pennsylvania (8.5%):
1,200,000   Delaware County,
             4.10%*, 12/1/18.....   1,200,000
2,900,000   Delaware County,
             3.70%*, 12/1/18.....   2,900,000
3,000,000   Philadelphia,
             Transportation
             Notes, 4.50%,
             6/27/96.............   3,009,080
                                   ----------
                                    7,109,080
                                   ----------
Tennessee (1.2%):
1,000,000   Bradley County,
             3.75%*, 11/1/17.....   1,000,000
                                   ----------

                                   Continued

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
  OR
 PRINCIPAL         SECURITY         AMORTIZED
 AMOUNT          DESCRIPTION          COST
----------  ---------------------  -----------
MUNICIPAL BONDS, CONTINUED:
Texas (15.0%):
1,000,000   Angelina & Neches
             River Authority,
             3.85%*, 5/1/14......  $ 1,000,000
2,000,000   Angelina & Neches
             River Authority,
             Solid Waste Revenue,
             1984 E, 3.85%*,
             5/1/14..............    2,000,000
3,300,000   North Central Texas
             Health, 3.90%*,
             10/1/15.............    3,300,000
1,000,000   Harris County, Health
             Facilities Revenue,
             Methodist Hospital,
             3.80%*, 12/1/25.....    1,000,000
1,000,000   Harris County, Health
             Facilities Revenue,
             St. Lukes Episcopal,
             Series B, 3.80%*,
             2/15/16.............    1,000,000
2,200,000   Port Corpus Christi,
             Nueces County
             Marine, Reynolds
             Metals Co., 3.80%*,
             9/1/14..............    2,200,000
2,000,000   Texas State Tax &
             Revenue Anticipation
             Notes, 4.75%,
             8/30/96.............    2,009,330
                                   -----------
                                    12,509,330
                                   -----------

 SHARES
  OR
 PRINCIPAL         SECURITY         AMORTIZED
 AMOUNT          DESCRIPTION          COST
----------  ---------------------  -----------
MUNICIPAL BONDS, CONTINUED:
Virginia (1.5%):
1,250,000   Peninsula Port
             Authority Revenue--
             Shell Co., 3.75%*,
             12/1/05.............  $ 1,250,000
                                   -----------
Total Municipal Bonds               83,007,657
                                   -----------
INVESTMENT COMPANIES (0.2%):
  133,000   Federated Tax-Free
             Trust Mutual Fund...      133,000
   42,000   Nuveen Tax-Exempt
             Money Market Fund...       42,000
                                   -----------
 Total Investment Companies            175,000
                                   -----------
 Total (Cost--$83,182,657)(a)      $83,182,657
                                   ===========

------
Percentages indicated are based on net assets of $83,434,625.
(a) Cost for federal income tax and financial reporting purposes are the same.
* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1995.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods ranging from daily, weekly, monthly or semiannually. Maturity date reflects the next put date.

                      See notes to financial statements.

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

   SHARES
     OR
 PRINCIPAL               SECURITY                MARKET
   AMOUNT              DESCRIPTION               VALUE
 ----------  -------------------------------- ------------
 COMMERCIAL PAPER (4.3%):
 Insurance (4.3%):
 15,050,000  Prudential Funding Corp.
              5.90%, 12/1/95................. $ 15,050,000
                                              ------------
  Total Commercial Paper                        15,050,000
                                              ------------
 COMMON STOCKS (93.7%):
 Aerospace (1.9%):
     90,000  Lockheed Martin Corp............    6,603,750
                                              ------------
 Airlines (2.3%):
    330,000  Southwest Airlines..............    8,250,000
                                              ------------
 Banking (3.5%):
    104,600  Chemical Bank(c)................    6,276,000
     86,550  NationsBank Corp.(c)............    6,177,506
                                              ------------
                                                12,453,506
                                              ------------
 Banking & Financial Services (1.7%):
    100,000  Crestar Financial Corp.(c)          6,100,000
                                              ------------
 Beverages--Domestic (2.2%):
    140,000  PepsiCo, Inc....................    7,735,000
                                              ------------
 Chemicals (3.0%):
    130,000  Morton International, Inc.......    4,501,250
    100,000  W.R. Grace & Co.................    6,075,000
                                              ------------
                                                10,576,250
                                              ------------
 Containers & Packaging (0.6%):
     43,552  Avery Dennison..................    2,074,164
                                              ------------
 Electrical Equipment (4.5%):
    130,000  Duracell International, Inc.(c).    6,890,000
    135,000  General Electric Co.............    9,078,750
                                              ------------
                                                15,968,750
                                              ------------
 Financial Services (5.5%):
     60,000  Federal National Mortgage
              Association....................    6,570,000
    150,000  First USA, Inc.(c)..............    6,881,250
    124,935  PMI Group(c)....................    5,934,413
                                              ------------
                                                19,385,663
                                              ------------
 Food Processing (4.3%):
    225,000  H.J. Heinz Co...................    7,171,875
    130,000  IBP, Inc........................    8,125,000
                                              ------------
                                                15,296,875
                                              ------------
 Leasing (1.7%):
    235,000  Consolidated Freightways(c).....    6,168,750
                                              ------------
 Machinery & Equipment (2.6%):
    510,000  McDermott International,
              Inc.(c)........................    9,243,750
                                              ------------

 SHARES
   OR
PRINCIPAL            SECURITY              MARKET
 AMOUNT            DESCRIPTION             VALUE
---------  ---------------------------- ------------
COMMON STOCKS, CONTINUED:
Manufacturing--Consumer Goods (3.8%):
220,000    Newell Co................... $  5,802,500
337,363    Whitman Corp................    7,421,986
                                        ------------
                                          13,224,486
                                        ------------
Natural Resources (0.7%):
 90,000    Cinergy Corp................    2,655,000
                                        ------------
Oil & Gas Equipment/Services (4.4%):
421,300    Dresser Industries, Inc.....    9,953,213
 90,000    Schlumberger Limited........    5,715,000
                                        ------------
                                          15,668,213
                                        ------------
Oil & Gas Exploration Products & Services (6.5%):
212,000    Murphy Oil Corp.............    8,347,500
150,000    Union Pacific Resources.....    3,487,500
575,000    Union Texas Petroleum
            Holdings, Inc.(c)..........   11,068,750
                                        ------------
                                          22,903,750
                                        ------------
Paper Products (0.0%):
    750    Weyerhaeuser................       33,938
                                        ------------
Pharmaceuticals (13.9%):
 85,400    Abbott Laboratories.........    3,469,375
 70,000    American Home
            Products Corp..............    6,387,500
 88,058    Bristol Myers Squibb Co.....    7,066,654
 80,000    Eli Lilly & Co..............    7,960,000
150,000    Pfizer, Inc.................    8,700,000
138,678    Schering Plough(c)..........    7,956,650
140,000    SmithKline Beecham
            PLC ADR(c).................    7,455,000
                                        ------------
                                          48,995,179
                                        ------------
Retail Stores (9.0%):
165,000    Dillard Department Stores,
            Inc., Class A..............    4,764,375
200,000    Home Depot, Inc.............    8,875,000
150,500    May Department Stores Co....    6,565,563
250,000    Toys R Us, Inc.(b)..........    5,812,500
236,363    Wal-Mart Stores, Inc........    5,672,712
                                        ------------
                                          31,690,150
                                        ------------
Technology (4.8%):
 90,000    Automatic Data
            Processing, Inc............    7,166,250
 40,000    Microsoft(b)................    3,485,000
100,000    Motorola, Inc...............    6,125,000
                                        ------------
                                          16,776,250
                                        ------------
Tobacco (2.0%):
 80,000    Philip Morris, Inc..........    7,020,000
                                        ------------
Transportation & Shipping (3.9%):
 80,000    CSX Corp....................    7,010,000
100,000    Union Pacific Corp.(b)(c)...    6,775,000
                                        ------------
                                          13,785,000
                                        ------------

                                   Continued

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL         SECURITY           MARKET
 AMOUNT         DESCRIPTION          VALUE
---------  ---------------------- ------------
COMMON STOCKS, CONTINUED:
Utilities--Electric (1.6%):
140,000    PacifiCorp(c)......... $  2,747,500
 70,000    Union Electric Co.(c).    2,808,750
                                  ------------
                                     5,556,250
                                  ------------
Utilities--Oil & Gas (2.3%):
272,100    Vastar Resources......    7,992,937
                                  ------------
Utilities--Telecommunications (4.1%):
120,000    A T & T Corp..........    7,920,000
150,000    GTE Corp..............    6,393,750
                                  ------------
                                    14,313,750
                                  ------------
Utilities--Water (0.8%):
110,000    Teco Energy, Inc.(c)..    2,667,500
                                  ------------

 SHARES
   OR
PRINCIPAL         SECURITY           MARKET
 AMOUNT         DESCRIPTION          VALUE
---------  ---------------------  ------------
COMMON STOCKS, CONTINUED:
Wholesale Distribution (2.1%):
  239,935  Sysco Corp...........  $  7,348,009
                                  ------------
 Total Common Stocks               330,486,870
                                  ------------
INVESTMENT COMPANIES (1.5%):
5,168,000  Cash Assets Trust
            Money Market........     5,168,000
                                  ------------
 Total Investment Companies          5,168,000
                                  ------------
 Total (Cost--$290,644,081)(a)    $350,704,870
                                  ============

------
Percentages indicated are based on net assets of $352,636,527.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,125,993. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation.................... $67,417,299
      Unrealized depreciation....................  (8,482,503)
                                                  -----------
      Net unrealized appreciation................ $58,934,796
                                                  ===========

(b) Represents non-income producing securities.
(c) A portion of this security was loaned at November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
EMERGING GROWTH PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

   SHARES
     OR
 PRINCIPAL             SECURITY                 MARKET
   AMOUNT            DESCRIPTION                VALUE
 ----------  ----------------------------    ------------
 COMMERCIAL PAPER (6.1%):
 Insurance (6.1%):
 10,516,000     Lincoln National, 5.90%,
                 12/1/95.................... $ 10,516,000
                                             ------------
  Total Commercial Paper                       10,516,000
                                             ------------
 COMMON STOCKS (95.4%):
 Airlines (1.8%):
    162,000     Mesa Airlines, Inc.(b)(c)...    1,468,125
    114,800     Skywest, Inc................    1,578,500
                                             ------------
                                                3,046,625
                                             ------------
 Banking & Financial Services (5.6%):
     90,000     Charter One Financial, Inc..    2,880,000
     34,775     Dauphin Deposit Corp........    1,069,331
     67,000     Standard Federated Bank.....    2,571,125
    100,000     Union Planters Corp.(c).....    3,150,000
                                             ------------
                                                9,670,456
                                             ------------
 Beverages--Foreign (1.9%):
    100,000     Canadaigua Wine, Inc.,
                 Class A(b)(c)..............    3,350,000
                                             ------------
 Chemicals (3.8%):
    100,000     Airgas, Inc.(b)(c)..........    2,800,000
    140,000     Hanna (M.A.) Co.(c).........    3,762,500
                                             ------------
                                                6,562,500
                                             ------------
 Commercial Services (1.0%):
    142,800     Barefoot, Inc...............    1,642,200
                                             ------------
 Computers (2.8%):
    107,800     Norand Corp.(b)(c)..........    1,590,050
    175,000     Quantum Corp.(b)(c).........    3,281,250
                                             ------------
                                                4,871,300
                                             ------------
 Computer Software (4.2%):
     50,000     Active Voice Corp.(b).......    1,350,000
    110,000     Avid Technology, Inc.(b)(c).    4,358,750
    101,700     Mysoftware Co.(b)...........    1,525,500
                                             ------------
                                                7,234,250
                                             ------------
 Consumer Goods & Services (2.4%):
    100,000     Department 56, Inc.(b)(c)...    4,125,000
                                             ------------
 Electrical Equipment (1.9%):
     55,000     Hubbell, Inc., Class B......    3,361,875
                                             ------------
 Electronics (0.8%):
     62,000     Three-Five Systems,
                 Inc.(b)(c).................    1,340,750
                                             ------------

 SHARES
   OR
PRINCIPAL            SECURITY                   MARKET
 AMOUNT             DESCRIPTION                 VALUE
---------  -----------------------------     ------------
COMMON STOCKS, CONTINUED:
Financial Services (9.1%):
 62,000       Aames Financial Corp.(c).....  $  1,968,500
 85,000       Advanta Corp., Class B.......     3,293,750
 75,000       Finova Group, Inc............     3,637,500
 50,000       GMAC Investment Corp.(c).....     2,337,500
 78,600       Union Acceptance(b)..........     1,198,650
102,400       United Companies Financial
               Corp.(c)....................     3,379,200
                                             ------------
                                               15,815,100
                                             ------------
Food Processing (2.7%):
139,000       Hormel Foods Corp.(c)........     3,405,500
104,000       J & J Snack Foods Corp.(b)...     1,274,000
                                             ------------
                                                4,679,500
                                             ------------
Food Products (1.6%):
115,000       Performance Food Group(b)(c).     2,731,250
                                             ------------
Health Care (3.0%):
 80,000       Health Care &
               Retirement(b)(c)............     2,680,000
205,032       Sun Health Care
               Group, Inc.(b)(c)...........     2,537,271
                                             ------------
                                                5,217,271
                                             ------------
Industrial Goods & Services (0.6%):
 72,200       Zoltek Companies, Inc.(b)(c).     1,010,800
                                             ------------
Informational Services (3.2%):
 92,000       Sungard Data Systems, Inc.(b)     2,645,000
100,000       Verifone, Inc.(b)............     2,925,000
                                             ------------
                                                5,570,000
                                             ------------
Insurance (2.0%):
 80,000       NAC Re Corp..................     2,640,000
 53,000       Sphere Drake Holdings Ltd....       761,875
                                             ------------
                                                3,401,875
                                             ------------
Machinery & Equipment (3.3%):
105,200       Modine Manufacturing Co.(c)..     3,261,200
145,800       Titan Wheel International(c).     2,496,825
                                             ------------
                                                5,758,025
                                             ------------
Manufacturing--Capital Goods (1.1%):
 60,000       Holophane Corp.(b)...........     1,830,000
                                             ------------
Manufacturing--Consumer Goods (1.9%):
160,000       First Alert, Inc.(b)(c)......     1,700,000
 78,200       Rival Manufacturing Co. .....     1,651,975
                                             ------------
                                                3,351,975
                                             ------------

                                   Continued

THE ARCH FUND, INC.
EMERGING GROWTH PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL            SECURITY               MARKET
 AMOUNT             DESCRIPTION             VALUE
---------  ----------------------------- ------------
COMMON STOCKS, CONTINUED:
Medical Equipment & Supplies (3.2%):
 98,000    Fisher Scientific Intl.(c)... $  3,197,250
100,000    Orthologic Corp.(b)..........    1,275,000
 60,100    Resmed, Inc.(b)..............      856,425
 16,000    Tecnol Medical Products,
            Inc.(b).....................      278,000
                                         ------------
                                            5,606,675
                                         ------------
Medical Services (8.4%):
 50,000    AHI Healthcare Systems,
            Inc.(b).....................      587,500
200,000    Beverly Enterprises,
            Inc.(b)(c)..................    2,325,000
150,000    Charter MedicalGroup(b)(c)...    2,737,500
 82,000    Emeritus Corp.(b)(c).........    1,230,000
100,000    Living Centers of America(b).    3,137,500
137,550    Mid Atlantic Medical
            Services(b)(c)..............    3,352,781
100,000    Sterling House Corp.(b)......    1,112,500
                                         ------------
                                           14,482,781
                                         ------------
Office/Business Equipment & Supplies (1.6%):
137,000    Nu-Kote Holding, Inc.,
            Class A(b)(c)...............    2,705,750
                                         ------------
Oil/Gas--Equipment & Services (1.2%):
210,000    Nabors Industries, Inc.(b)...    2,073,750
                                         ------------
Oil & Gas Exploration Products & Services (4.0%):
 77,100    Camco International, Inc.....    1,811,850
120,000    J. Ray McDermott, S.A.(b)(c).    1,905,000
170,000    Union Texas Petroleum
            Holdings, Inc...............    3,272,500
                                         ------------
                                            6,989,350
                                         ------------
Pharmaceuticals (4.5%):
125,000    Allergan.....................    3,875,000
 90,000    Scherer RP Corp.(b)(c).......    3,993,750
                                         ------------
                                            7,868,750
                                         ------------
Printing & Publishing (1.2%):
180,000    K-111 Communications
            Corp.(b)(c).................    2,115,000
                                         ------------

 SHARES
   OR
PRINCIPAL            SECURITY               MARKET
 AMOUNT             DESCRIPTION             VALUE
---------  ----------------------------- ------------
COMMON STOCKS, CONTINUED:
Restaurants (2.8%):
  100,000  Morrison Restaurants, Inc.... $  1,675,000
  274,000  Ryan's Family Steak
            Houses, Inc.(b).............    2,020,750
  105,000  Shoney's, Inc.(b)(c).........    1,128,750
                                         ------------
                                            4,824,500
                                         ------------
Retail Stores (5.2%):
  133,200  Catherine Stores Corp.(b)....    1,082,250
   70,000  Discount Auto Parts,
            Inc.(b)(c)..................    1,942,500
  120,000  Heilig-Meyers Co.(c).........    2,430,000
  120,000  Michaels Stores, Inc.(b)(c)..    1,980,000
   75,000  Tractor Supply Co.(b)........    1,500,000
                                         ------------
                                            8,934,750
                                         ------------
Telecommunications (4.3%):
  135,000  ARCH Communications
            Group, Inc.(b)(c)...........    3,391,875
   89,500  Palmer Resources, Inc.(b)(c).    1,901,875
  105,000  U.S. Order, Inc.(b)(c).......    2,060,625
                                         ------------
                                            7,354,375
                                         ------------
Telecommunications--Services & Equipment (1.5%):
  158,300  Colonial Data
            Technologies Corp.(b)(c)....    2,513,013
                                         ------------
Trucking & Leasing (2.8%):
  100,000  American Freightways
            Corp.(b)....................    1,362,500
  180,000  TNT Freightways..............    3,555,000
                                         ------------
                                            4,917,500
                                         ------------
 Total Common Stocks                      164,956,946
                                         ------------
INVESTMENT COMPANIES (0.6%):
1,000,000  Cash Assets Trust
            Money Market................    1,000,000
                                         ------------
 Total Investment Companies                 1,000,000
                                         ------------
 Total (Cost--$168,403,331)(a)           $176,472,946
                                         ============

------
Percentages indicated are based on net assets of $172,960,146.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $537,070. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......... $21,282,594
    Unrealized depreciation......... (13,750,049)
                                     -----------
    Net unrealized appreciation..... $ 7,532,545
                                     ===========

(b) Represents non-income producing securities.
(c) A portion of this security was loaned at November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL          SECURITY               MARKET
 AMOUNT           DESCRIPTION             VALUE
---------  -------------------------   ------------
COMMERCIAL PAPER (8.1%):
Insurance (8.1%):
9,526,000   Lincoln National,
             5.90%, 12/1/95..........  $  9,526,000
                                       ------------
 Total Commercial Paper                   9,526,000
                                       ------------
COMMON STOCKS (55.0%):
Aerospace (1.3%):
   20,000   Lockheed Martin Corp.....     1,467,500
                                       ------------
Airlines (1.2%):
   55,000   Southwest Airlines.......     1,375,000
                                       ------------
Banking (2.2%):
   20,000   Chemical Bank............     1,200,000
   18,450   Nations BankCorp.(c).....     1,316,869
                                       ------------
                                          2,516,869
                                       ------------
Banking & Financial Services (1.0%):
   20,000   Crestar Financial Corp...     1,220,000
                                       ------------
Beverages (1.4%):
   30,000   PepsiCo, Inc.............     1,657,500
                                       ------------
Chemicals (1.5%):
   25,000   Morton International,
             Inc.....................       865,625
   15,000   W.R. Grace & Co..........       911,250
                                       ------------
                                          1,776,875
                                       ------------
Containers & Packaging (0.2%):
    4,626   Avery Dennison...........       220,313
                                       ------------
Electrical Equipment (2.5%):
   20,000   Duracell International,
             Inc.....................     1,060,000
   27,640   General Electric Co......     1,858,790
                                       ------------
                                          2,918,790
                                       ------------
Financial Services (3.1%):
   13,000   Federal National Mortgage
             Assoc...................     1,423,500
   20,000   First USA, Inc...........       917,500
   28,777   PMI Group................     1,366,908
                                       ------------
                                          3,707,908
                                       ------------
Food Processing (2.4%):
   38,100   H.J. Heinz Co............     1,214,437
   25,000   IBP, Inc.................     1,562,500
                                       ------------
                                          2,776,937
                                       ------------
Leasing (1.0%):
   45,000   Consolidated Freightways.     1,181,250
                                       ------------

 SHARES
   OR
PRINCIPAL             SECURITY                     MARKET
 AMOUNT              DESCRIPTION                   VALUE
---------  -------------------------------      ------------
COMMON STOCKS, CONTINUED:
Machinery & Equipment (1.5%):
100,000        McDermott International, Inc...  $  1,812,500
                                                ------------
Manufacturing--Consumer Goods (2.3%):
 50,000        Newell Co......................     1,318,750
 62,480        Whitman Corp...................     1,374,560
                                                ------------
                                                   2,693,310
                                                ------------
Natural Resources (0.4%):
 15,000        Cinergy Corp...................       442,500
                                                ------------
Oil & Gas Equipment/Services (2.3%):
 75,000        Dresser Industries, Inc........     1,771,875
 15,500        Schlumberger Limited...........       984,250
                                                ------------
                                                   2,756,125
                                                ------------
Oil & Gas Exploration (3.7%):
 35,300        Murphy Oil Corp................     1,389,937
 35,000        Union Pacific Resources(b).....       813,750
115,000        Union Texas Petroleum
                Holdings, Inc.................     2,213,750
                                                ------------
                                                   4,417,437
                                                ------------
Paper Products (0.0%):
    250        Weyerhaueser Co................        11,312
                                                ------------
Pharmaceuticals (8.1%):
 17,200        Abbott Laboratories............       698,750
 10,000        American Home Products Corp....       912,500
 20,170        Bristol Myers Squibb Co........     1,618,643
 15,000        Eli Lilly & Co.................     1,492,500
 28,824        Pfizer, Inc....................     1,671,792
 30,722        Schering Plough Corp...........     1,762,675
 26,138        Smithkline Beecham PLC,
                ADR(c)........................     1,391,849
                                                ------------
                                                   9,548,709
                                                ------------
Retail Stores (5.7%):
 45,000        Dillard Department Stores, Inc.
                Class A.......................     1,299,375
 35,000        Home Depot, Inc................     1,553,125
 29,500        May Department Stores Co.......     1,286,937
 60,000        Toys R Us, Inc.(b).............     1,395,000
 50,893        Wal-Mart Stores, Inc...........     1,221,432
                                                ------------
                                                   6,755,869
                                                ------------

                                   Continued

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

  SHARES
    OR
 PRINCIPAL          SECURITY                 MARKET
  AMOUNT           DESCRIPTION               VALUE
 --------- --------------------------     ------------
 COMMON STOCKS, CONTINUED:
 Technology (3.2%):
    17,528   Automatic Data Processing,
              Inc..................       $  1,395,667
    10,000   Microsoft(b)..........            871,250
    25,000   Motorola, Inc.........          1,531,250
                                          ------------
                                             3,798,167
                                          ------------
 Telecommunications (1.4%):
    25,000   A T & T Corp..........          1,650,000
                                          ------------
 Tobacco (1.1%):
    15,000   Philip Morris, Inc....          1,316,250
                                          ------------
 Transportation & Shipping (2.6%):
    19,000   CSX Corp..............          1,664,875
    20,000   Union Pacific Corp....          1,355,000
                                          ------------
                                             3,019,875
                                          ------------
 Utilities--Electric (1.0%):
    30,000   PacifiCorp............            588,750
    15,000   Union Electric Co.(c).            601,875
                                          ------------
                                             1,190,625
                                          ------------
 Utilities--Oil & Gas (1.2%):
    50,000   Vastar Resources......          1,468,750
                                          ------------
 Utilities--Telecommunications (1.1%):
    30,000   GTE Corp..............          1,278,750
                                          ------------
 Utilities--Water (0.5%):
    25,000   Teco Energy, Inc......            606,250
                                          ------------
 Wholesale Distribution (1.1%):
    40,669   Sysco Corp............          1,245,488
                                          ------------
  Total Common Stocks                       64,830,859
                                          ------------
 CORPORATE BONDS (6.5%):
 Financial Services (3.5%):
 1,000,000   General Electric Capital
              Corp., 8.75%,
              11/26/96.............       $  1,028,300
 1,000,000   General Motors Acceptance
              Corp., 8.25%,
              8/1/96...............          1,015,470
 1,000,000   Merrill Lynch, 4.75%,
              6/24/96(c)...........            995,450
 1,000,000   U.S. West Capital
              Funding, Inc., 8.00%,
              10/15/96.............          1,018,100
                                          ------------
                                             4,057,320
                                          ------------

 SHARES
   OR
PRINCIPAL           SECURITY                 MARKET
 AMOUNT            DESCRIPTION               VALUE
---------  ---------------------------    ------------
CORPORATE BONDS, CONTINUED:
Oil & Gas Exploration (2.2%):
1,000,000    B.P. America, Inc., 8.88%,
              12/1/97...................  $  1,058,750
  500,000    Exxon Capital Corp., 7.88%,
              4/15/96...................       504,180
  500,000    Exxon Capital Corp., 7.88%,
              8/15/97...................       517,250
  500,000    Shell Oil Co., 6.00%,
              1/15/97(c)................       501,875
                                          ------------
                                             2,582,055
                                          ------------
Telecommunications (0.8%):
1,000,000    AT&T Corp., 4.50%,
              2/15/96(c)................       998,750
                                          ------------
 Total Corporate Bonds                       7,638,125
                                          ------------
MEDIUM TERM NOTES (1.7%):
2,000,000    Federal Home Loan
              Bank, 5.35%, 2/7/01.......     1,974,920
                                          ------------
 Total Medium Term Notes                     1,974,920
                                          ------------
U.S. GOVERNMENT AGENCIES (17.5%):
Federal Farm Credit Bank:
3,200,000    7.61%, 3/16/98.............     3,218,624
Federal Home Loan Mortgage Corp.:
  425,578    9.50%, 2/1/98..............       440,737
  323,936    7.00%, 3/1/98..............       329,501
  565,186    6.00%, 4/1/98..............       566,067
  642,592    6.50%, 4/1/98..............       649,416
  156,252    7.00%, 4/1/98..............       158,937
2,000,000    6.91%, 6/20/05.............     2,061,840
1,000,000    7.23%, 6/23/05.............     1,019,240
  707,785    6.50%, 4/1/08..............       706,900
  615,298    7.00%, 4/1/08..............       623,371
  898,975    6.50%, 1/1/09..............       897,851
Federal National Mortgage Assoc.:
1,000,000    7.06%, 7/14/05.............     1,015,210
Government National Mortgage Assoc.:
  436,858    7.00%, 7/15/09.............       444,363
  499,204    6.50%, 10/20/10............       495,770
   17,760    8.50%, 6/15/17.............        18,554
  468,285    8.00%, 7/15/22.............       484,820
  760,541    7.00%, 11/15/22............       762,914
  769,796    7.50%, 3/15/23.............       786,393
   13,702    8.50%, 3/15/23.............        14,315

                                   Continued

THE ARCH FUND, INC.
BALANCED PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

  SHARES
    OR
 PRINCIPAL                       SECURITY                           MARKET
  AMOUNT                        DESCRIPTION                         VALUE
 --------- ----------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
   413,132 7.50%, 4/15/23......................................   $  422,039
   744,291 8.50%, 8/15/24......................................      777,546
   891,018 8.50%, 9/15/24......................................      930,829
   261,274 8.50%, 1/15/25......................................      272,948
   250,141 8.50%, 2/15/25......................................      261,317
   443,098 8.50%, 3/15/25......................................      462,895
   270,860 8.50%, 4/15/25......................................      282,962
   507,073 8.00%, 8/15/25......................................      524,977
    24,962 7.50%, 9/15/25......................................       25,500
 1,932,382 7.50%, 10/15/25.....................................    1,974,044
                                                                  ----------
  Total U.S. Government Agencies                                  20,629,880
                                                                  ----------
 U.S. TREASURY BONDS (6.6%):
   300,000 10.75%, 8/15/05(c)..................................      408,174
 1,500,000 7.50%, 11/15/16(c)..................................    1,721,145
 1,400,000 7.88%, 2/15/21(c)...................................    1,682,562
 1,000,000 8.13%, 5/15/21(c)...................................    1,234,330
 1,000,000 8.13%, 8/15/21......................................    1,235,170
 1,200,000 8.00%, 11/15/21(c)..................................    1,464,336
                                                                  ----------
  Total U.S. Treasury Bonds                                        7,745,717
                                                                  ----------

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 U.S. TREASURY NOTES (0.4%):
   500,000 6.50%, 5/15/05(c).....................................   $    526,290
                                                                    ------------
  Total U.S. Treasury Notes                                              526,290
                                                                    ------------
 INVESTMENT COMPANIES (3.4%):
 4,000,000 Cash Assets Trust Money Market........................      4,000,000
                                                                    ------------
  Total Investment Companies                                           4,000,000
                                                                    ------------
  Total (Cost--$105,814,406)(a)                                     $116,871,791
                                                                    ============

------
Percentages indicated are based on net assets of $117,879,676.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $372,635. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation.......... $13,039,181
    Unrealized depreciation..........  (2,354,431)
                                      -----------
    Net unrealized appreciation...... $10,684,750
                                      ===========

(b) Represents non-income producing securities.
(c) A portion of this security was loaned at November 30, 1995.

                       See notes to financial statements

THE ARCH FUND, INC.
GOVERNMENT AND CORPORATE BOND PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

SHARES OR
PRINCIPAL             SECURITY              MARKET
 AMOUNT             DESCRIPTION              VALUE
---------  ------------------------------ -----------
ASSET BACKED SECURITIES (0.1%):
  178,793  General Motors Acceptance
            Corp., 5.70%, 12/15/96....... $   178,758
                                          -----------
 Total Asset Backed Securities                178,758
                                          -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%):
  269,341  Collateralized Mortgage
            Securities Corp.,
            8.25%, 6/20/96...............     269,920
                                          -----------
 Total Collateralized
Mortgage Obligations                          269,920
                                          -----------
CORPORATE BONDS (10.5%):
Financial Services (10.5%):
3,000,000  Associates Corp. N.A.,
            6.75%, 7/15/97...............   3,052,500
4,000,000  Associates Corp. N.A.,
            8.38%, 1/15/98...............   4,205,000
3,000,000  Ford Motor Credit Corp.,
            9.05%, 5/8/98................   3,217,500
1,014,000  General Electric Capital
            Corp., 8.43%, 2/15/96........   1,018,918
2,000,000  General Motors Acceptance
            Corp., 7.75%, 1/17/97........   2,045,000
1,500,000  U.S. West Capital,
            8.73%, 12/12/95..............   1,501,410
                                          -----------
 Total Corporate Bonds                     15,040,328
                                          -----------
U.S. GOVERNMENT AGENCIES (41.2%):
Federal Home Loan Bank:
4,000,000  7.89%, 12/5/97................   4,006,440
Federal Home Loan Mortgage Corp.:
  431,495  8.00%, 4/1/96 Pool # M9-0042..     443,223
  550,767  7.50%, 1/15/97 Pool # 1273-F..     553,550
1,840,071  6.50%, 2/1/98 Pool # M9-0166..   1,859,613
1,452,671  6.50%, 3/1/98 Pool # M1-7556..   1,468,098
   93,450  8.50%, 5/1/01 Pool # 20-0034..      97,539
  192,392  8.50%, 11/1/01 Pool # 20-0058.     198,764
  126,692  8.00%, 3/1/02 Pool # 21-5507..     129,859
   36,693  8.00%, 3/1/02 Pool # 21-5727..      37,610
  200,976  7.50%, 4/1/02 Pool # 20-0070..     204,304
  103,961  8.00%, 5/1/02 Pool # 21-6910..     106,560
   10,928  8.00%, 5/1/02 Pool # 21-6925..      11,201
   13,826  8.00%, 6/1/02 Pool # 21-7366..      14,172
  411,570  8.00%, 6/1/02 Pool # 21-8101..     421,859
  111,011  8.00%, 6/1/02 Pool # 21-8582..     113,786

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
    22,797 8.00%, 6/1/02 Pool # 21-9187............................  $    23,367
    50,862 8.00%, 7/1/02 Pool # 21-7891............................       52,133
   273,163 8.00%, 7/1/02 Pool # 50-1214............................      279,992
   153,604 8.50%, 3/1/05 Pool # 38-0084............................      158,691
    13,678 8.50%, 4/1/05 Pool # 38-0085............................       14,131
 4,000,000 6.97%, 6/16/05..........................................    4,140,520
 3,500,000 6.91%, 6/20/05..........................................    3,608,220
 3,000,000 7.23%, 6/23/05..........................................    3,057,720
 1,000,000 7.46%, 8/3/05...........................................    1,033,900
    93,048 8.50%, 9/1/05 Pool # 50-3592............................       96,130
    55,566 8.50%, 4/1/06 Pool # E0-0025............................       57,909
 2,798,081 8.00%, 4/1/23 Pool # C0-0225............................    2,882,891
   626,165 8.00%, 1/1/23 Pool # D2-9451............................      645,144
 Federal National Mortgage Assoc.:
 1,653,148 6.00%, 11/1/00 Pool # 190070                                1,643,329
 3,000,000 7.13%, 7/6/05...........................................    3,053,850
 3,788,366 8.00%, 7/1/24 Pool # 190264.............................    3,905,540
 Federal National Mortgage Assoc. REMIC:
   316,735 8.50%, 4/25/96
           Pool # 1991-119J........................................      316,760
   633,834 8.50%, 5/25/97
           Pool # 1992-65L.........................................      643,088
 Government National Mortgage Assoc.:
    55,039 9.50%, 2/15/01 Pool # 149206............................       58,255
    65,526 9.50%, 9/15/01 Pool # 290435............................       69,355
   247,312 8.00%, 1/15/02 Pool # 188653............................      256,972
   339,022 8.00%, 3/15/02 Pool # 199167 and 201708.................      352,264
   234,917 8.00%, 4/15/02 Pool # 180980............................      244,092
   236,325 8.00%, 7/15/02 Pool # 209779............................      245,556
   112,256 9.50%, 10/15/02 Pool # 232514...........................      118,815
   209,921 9.50%, 1/15/06 Pool # 298829............................      222,186
   233,855 8.00%, 5/15/06 Pool # 303851............................      242,990
    97,603 9.50%, 7/15/07 Pool # 331878............................      103,306
   506,348 8.00%, 11/15/07 Pool # 339329...........................      526,126
   548,627 8.00%, 12/15/07 # 338551................................      570,057
   883,076 9.50%, 8/15/09 Pool # 400219............................      934,674
   256,946 9.50%, 9/15/09 Pool # 377317............................      271,959
 1,221,587 9.50%, 2/15/10 Pool # 392932............................    1,292,965
    58,104 8.00%, 5/15/10 Pool # 398424............................       60,374

                                   Continued

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

  SHARES
    OR
 PRINCIPAL        SECURITY                    MARKET
  AMOUNT        DESCRIPTION                   VALUE
 --------- ------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
   243,451 8.00%, 9/15/10 Pool # 419798... $   252,960
 1,923,816 8.00%, 11/15/10 Pool # 405524,
           410294 and 414827..............   1,998,960
 2,927,112 8.50%, 4/15/17 Pool # 0212112..   3,057,895
 1,808,192 8.00%, 4/15/22 Pool # 0320818..   1,872,039
 4,173,517 7.50%, 1/15/23 Pool # 0331839..   4,263,498
 2,378,801 8.00%, 1/15/23 Pool # 0331841..   2,462,797
 1,239,396 7.50%, 4/15/23 Pool # 343195...   1,266,117
 2,582,343 9.00%, 3/15/25 Pool # 404067...   2,725,173
                                           -----------
  Total U.S. Government Agencies            58,749,278
                                           -----------
 U.S. TREASURY BILLS (6.8%):
 9,700,000 12/21/95(b)....................   9,668,413
                                           -----------
  Total U.S. Treasury Bills                  9,668,413
                                           -----------
 U.S. TREASURY BONDS (25.8%):
 5,300,000 12.75%, 11/15/10(b)............   8,003,795
 1,375,000 9.25%, 2/15/16(b)..............   1,852,221
 2,516,000 7.25%, 5/15/16(b)..............   2,813,467
 1,500,000 7.50%, 11/15/16(b).............   1,721,145
 1,675,000 8.75%, 5/15/17.................   2,168,371
 2,865,000 8.88%, 8/15/17(b)..............   3,755,557
 4,150,000 8.88%, 2/15/19(b)..............   5,468,123
 4,000,000 8.13%, 8/15/19(b)..............   4,914,640
 1,550,000 8.50%, 2/15/20(b)..............   1,977,304
 3,183,000 8.75%, 8/15/20(b)..............   4,167,534
                                           -----------
  Total U.S. Treasury Bonds                 36,842,157
                                           -----------

 SHARES
   OR
PRINCIPAL            SECURITY               MARKET
 AMOUNT             DESCRIPTION             VALUE
---------  ----------------------------- ------------
U.S. TREASURY NOTES (14.5%):
  350,000  7.50%, 5/15/02(b)............ $    385,399
8,000,000  7.25%, 8/15/04(b)............    8,794,640
1,800,000  7.88%, 11/15/04(b)...........    2,059,290
2,450,000  6.13%, 5/31/97...............    2,475,602
  500,000  5.75%, 9/30/97(b)............      503,305
5,200,000  6.13%, 5/15/98(b)............    5,287,828
1,100,000  6.50%, 8/15/05(b)............    1,158,080
                                         ------------
 Total U.S. Treasury Notes                 20,664,144
                                         ------------
INVESTMENT COMPANIES (0.1%):
  166,700  Federated Money Market Trust.      166,700
                                         ------------
 Total Investment Companies                   166,700
                                         ------------
 Total (Cost--$134,605,382)(a)           $141,579,698
                                         ============

------
Percentages indicated are based on net assets of $142,756,026.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $7,286,180
    Unrealized depreciation...........   (311,864)
                                       ----------
    Net unrealized appreciation....... $6,974,316
                                       ==========

(b) A portion of this security was loaned at November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL         SECURITY           MARKET
 AMOUNT          DESCRIPTION          VALUE
---------  ----------------------  -----------
U.S. GOVERNMENT AGENCIES (59.9%):
Federal Farm Credit Bank:
4,000,000  7.61%, 3/16/98........  $ 4,023,280
Federal Home Loan Bank:
2,000,000  7.89%, 12/5/97........    2,003,220
Federal Home Loan Mortgage Corp.:
1,436,990  8.00%, 9/1/96,
            Pool # M90063........    1,476,048
  550,767  7.50%, 1/15/97, CMO,
            Series #1273-F.......      553,550
  358,893  7.50%, 8/1/97,
            Pool #M1-9078........      368,537
  598,557  6.50%, 2/1/98,
            Pool #M9-0166........      604,914
  669,291  9.50%, 2/1/98,
            Pool #N9-9054........      693,131
  768,066  6.00%, 5/1/98,
            Pool #M1-7833........      769,264
   27,737  9.50%, 9/1/04,
            Pool #38-0053........       29,020
1,500,000  6.97%, 6/16/05........    1,552,695
1,500,000  7.23%, 6/23/05........    1,528,860
  500,000  7.46%, 8/3/05.........      516,950
  419,117  8.50%, 3/1/06,
            Pool #E0-0022........      436,795
  689,447  7.50%, 4/1/08,
            Pool #E4-5929........      706,248
Federal National Mortgage Assoc.:
   77,407  9.00%, 1/25/96, CMO,
            Series #1991-2L......       77,261
  161,337  8.50%, 4/25/96, CMO,
            Series #1991-119J....      161,350
2,000,000  7.98%, 12/23/96.......    2,000,000
  826,574  6.00%, 11/1/00,
            Pool #190070.........      821,664
1,500,000  7.06%, 7/14/05........    1,522,815
1,894,183  8.00%, 7/1/24,
            Pool #190264.........    1,952,770

 SHARES
   OR
PRINCIPAL         SECURITY           MARKET
 AMOUNT          DESCRIPTION          VALUE
---------  ----------------------  -----------
U.S. GOVERNMENT AGENCIES, CONTINUED:
Government National Mortgage Assoc.:
  510,000  8.00%, 1/15/07
            Pool # 315126........  $   529,920
  484,832  9.00%, 7/15/09
            Pool # 390782........      513,010
1,103,672  9.00%, 11/15/09
            Pool # 359559........    1,167,817
  997,189  8.00%, 10/15/10
            Pool # 414750........    1,036,139
  237,684  8.50%, 5/15/17,
            Pool #0219152........      248,304
  200,332  8.50%, 6/15/21,
            Pool #0307921........      209,282
1,286,559  7.50%, 12/15/22,
            Pool #0347332........    1,314,298
  766,387  8.00%, 5/15/23,
            Pool #0352469........      793,448
  449,776  9.50%, 1/15/25
            Pool # 384421........      481,822
  943,666  9.50%, 2/15/25,
            Pool # 365292........    1,010,902
   36,817  9.50%, 2/15/25
            Pool # 392967........       39,440
  913,348  9.50%, 2/15/25,
            Pool # 401796........      978,424
  885,579  9.50%, 3/15/25,
            Pool # 407257........      948,677
  455,842  9.50%, 4/15/25,
            Pool # 386741........      488,321
Tennessee Valley Authority Power:
1,000,000  8.25%, 11/15/96.......    1,025,000
                                   -----------
 Total U.S. Government Agencies     32,583,176
                                   -----------
U.S. TREASURY BILLS (4.8%):
2,600,000  12/21/95(b)...........    2,591,538
                                   -----------
 Total U.S. Treasury Bills           2,591,538
                                   -----------
U.S. TREASURY BONDS (2.8%):
1,000,000  12.75%,
            11/15/10(b)..........    1,510,150
                                   -----------
 Total U.S. Treasury Bonds           1,510,150
                                   -----------

                                   Continued

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL          SECURITY           MARKET
 AMOUNT          DESCRIPTION           VALUE
---------  ------------------------ -----------
U.S. TREASURY NOTES (31.5%):
1,950,000  7.63%, 4/30/96.......... $ 1,967,023
1,000,000  5.75%, 9/30/97(b).......   1,006,610
  450,000  5.63%, 10/31/97(b)......     452,115
1,500,000  7.13%, 10/15/98.........   1,567,845
1,900,000  7.00%, 4/15/99..........   1,988,236
1,400,000  7.75%, 11/30/99(b)......   1,510,600
2,000,000  6.88%, 3/31/00(b).......   2,103,740
  600,000  8.00%, 5/15/01(b).......     667,758
2,000,000  7.50%, 5/15/02(b).......   2,202,280

 SHARES
   OR
PRINCIPAL         SECURITY           MARKET
 AMOUNT          DESCRIPTION          VALUE
---------  ----------------------- -----------
U.S. TREASURY NOTES, CONTINUED:
  725,000  5.75%, 8/15/03(b)...... $   726,262
1,800,000  7.25%, 5/15/04(b)......   1,977,444
  500,000  7.25%, 8/15/04(b)......     549,665
  400,000  6.50%, 8/15/05(b)......     421,120
                                   -----------
  Total U.S. Treasury Notes         17,140,698
                                   -----------
INVESTMENT COMPANIES (0.5%):
  259,300  Federated U.S. Treasury
            Obligation Fund.......     259,300
                                   -----------
 Total Investment Companies            259,300
                                   -----------
 Total (Cost-$53,236,508)(a)       $54,084,862
                                   ===========

------
Percentages indicated are based on net assets of $54,400,253.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $ 980,841
    Unrealized depreciation...........  (132,487)
                                       ---------
    Net unrealized appreciation....... $ 848,354
                                       =========

(b) A portion of this security was loaned at November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL                                 SECURITY                                   MARKET
 AMOUNT                                  DESCRIPTION                                  VALUE
---------  ----------------------------------------------------------------------  -----------
MUNICIPAL BONDS (96.4%):
Missouri (90.8%):
  300,000  Christian County School District R-6, 7.05%, 3/1/11...................  $   336,750
1,255,000  Columbia, 5.50%, 10/1/03..............................................    1,353,831
1,000,000  Columbia Water & Electrical Revenue, 6.13%, 10/1/12...................    1,061,250
  750,000  Franklin County Union Reorganized School District, Series 1993, 5.75%,
            3/1/13...............................................................      768,750
1,000,000  Hazelwood School District, Series 1994, 5.85%, 3/1/09.................    1,047,500
1,000,000  Jefferson City School District, 6.70%, 3/1/11.........................    1,166,250
  150,000  Kansas City Municipal Assistance Corp.,Leasehold Roe Bartle B-2,
            7.15%, 4/15/04.......................................................      170,250
2,415,000  Kansas City School District Building,Capital Improvement Project,
            5.15%, 2/1/08........................................................    2,442,169
1,000,000  Kansas City School District Building, Elementary School Project--
            Series D, 5.00%, 2/1/14, Insured by FGIC.............................      952,500
1,000,000  Kansas City School District, 5.38%, 7/1/05............................    1,038,750
1,535,000  Kansas City Sewer Revenue, 7.25%, 4/1/03..............................    1,682,744
  700,000  Lincoln County Industrial Development Revenue, Monsanto Co. Project,
            7.50%, 05/01/05, Prerefunded 4/1/99 @ 100............................      770,000
1,500,000  Mehlville School District 09, 6.00%, 2/15/13..........................    1,578,750
1,000,000  Missouri Higher Education Loan Authority, Series A, 5.75%, 2/15/02....    1,045,000
  750,000  Missouri Southern State College, 5.25%, 12/1/12.......................      735,938
1,000,000  Missouri State, 3rd Street Building, Series A, 5.25%, 8/1/08..........    1,021,250
1,000,000  Missouri State, 3rd Street Building, Series A, 5.13%, 8/1/09..........    1,007,500
1,500,000  Missouri State, Board Public Buildings, 6.40%, 12/1/09................    1,605,000
  100,000  Missouri State, Environmental Authority, Union Electric Co. Project,
            7.40%, 5/1/20........................................................      109,125
1,250,000  Missouri State, Environmental Improvement & Energy Resolution
            Authority,Water Pollution Control, Series E, 5.63%, 7/1/16...........    1,264,063
1,000,000  Missouri State, Environmental Resources Authority, Revolving Fund,
            Multiple Series A, 6.45%, 7/1/08.....................................    1,102,500
  200,000  Missouri State, Environmental Resources Authority, Union Electric Co.,
            Project, Series A, 7.40%, 5/1/20.....................................      222,750
1,100,000  Missouri State, Environmental Resources Authority, Water Pollution
            Control Multipart, 6.88%, 6/1/14.....................................    1,218,250
  500,000  Missouri State, Environmental Resources Authority, Water Pollution
            Control, Multiple Series A, 6.55%, 7/1/14............................      544,375
  720,000  Missouri State, Environmental Resources Authority, Water Pollution
            Control Springfield Project, 7.00%, 10/1/10..........................      805,500
2,000,000  Missouri State, Health & Educational Facilities Authority, Health
            Facilities Revenue,6.25%, 6/1/16.....................................    2,115,000
2,500,000  Missouri State, Health & Educational Facilities Authority, Health
            Facilities Revenue,
            Barnes--Jewish, Inc. Christian--A, 5.25%, 5/15/21....................    2,359,375
2,000,000  Missouri State, Health & Educational Facilities Authority, Health
            Facilities Revenue,
            St. Lukes Health System, 5.10%, 11/15/13.............................    1,932,500
  500,000  Missouri State, Health & Educational Facilities Authority, Barnes
            Hospital, 7.13%, 12/15/12............................................      572,500
  600,000  Missouri State, Health & Educational Facilities Authority, Bethesda
            Eye Institute, 6.63%, 11/1/09........................................      681,000
1,200,000  Missouri State, Health & Educational Facilities Authority, Child
            Mercy, 5.63%, 5/15/12................................................    1,219,500
1,000,000  Missouri State, Health & Educational Facilities Authority, Freeman
            Hospital Project, Series A, 5.38%, 2/15/14...........................      983,750
  750,000  Missouri State, Health & Educational Facilities Authority, Sisters of
            Mercy Health, 6.25%, 6/1/15..........................................      793,125
  800,000  Missouri State, Health & Educational Facilities Authority, St. Louis
            University, Series A, 7.75%, 6/1/07..................................      857,000
1,000,000  Missouri State, Housing Development, FHA Insured, 6.60%, 7/1/2........    1,045,000

                                   Continued

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL                                 SECURITY                                   MARKET
 AMOUNT                                  DESCRIPTION                                  VALUE
---------  ----------------------------------------------------------------------  -----------
MUNICIPAL BONDS, CONTINUED:
  500,000  Missouri State, Housing Development, FHA Insured, Series B, 7.00%,
            9/1/10...............................................................  $   538,750
  510,000  Missouri State, Housing Development, GNMA Mortgage Backed, Single
            Family, Series C, 6.90%, 7/1/18......................................      536,775
1,000,000  Missouri State, Water Pollution Control, 5.75%, 8/1/12................    1,036,250
  200,000  Missouri State, Water Pollution Control Service, Lees Summit, 7.13%,
            12/1/10..............................................................      225,500
1,000,000  Missouri Western State College, 5.40%, 10/1/16........................      990,000
  570,000  Ofallon, 5.75%, 3/1/10................................................      584,962
  600,000  Phelps County, Hospital Revenue, Medical Center, 8.20%, 3/1/05,
            Prerefunded 3/1/00 @ 102.............................................      701,250
  500,000  St. Charles County, Community College, 5.70%, 2/15/05.................      529,375
1,000,000  St. Charles County, Community College, 6.00%, 2/15/09.................    1,042,500
  500,000  St. Charles County, Public Facilities, Leasehold Revenue Bond, 5.35%,
            9/15/98..............................................................      519,375
  500,000  St. Charles County, Public Facilities, 6.38%, 3/15/07.................      544,375
  800,000  St. Louis County, Industrial Development, Lutheran Health Care
            Association, 7.38%, 2/1/14...........................................      816,000
  750,000  St. Louis County, Pattonville R-3 School District, 6.25%, 2/1/10......      824,062
  785,000  St. Louis County, Rockwood School District No. R-6, 7.30%, 2/1/97.....      815,419
1,000,000  St. Louis County, Rockwood School District No. R-6, 5.00%, 2/1/04.....    1,020,000
2,500,000  St. Louis County, Series B, 5.50%, 2/1/13.............................    2,521,875
  400,000  St. Louis, Industrial Development Authority, Anheuser-Busch Co.
            Project, 6.65%, 5/1/16...............................................      480,500
  500,000  St. Louis, Water Revenue, 6.00%, 7/1/14...............................      528,750
1,740,000  St. Peters, 5.80%, 1/1/09.............................................    1,813,950
1,065,000  St. Peters, 5.85%, 1/1/13.............................................    1,092,956
1,000,000  Sikeston, Electric Revenue, 6.25%, 6/1/22.............................    1,057,500
  500,000  Southeast, Correctional Facilities, 5.75%, 10/15/08...................      520,000
  500,000  Southeast, Correctional Facilities, 5.75%, 10/15/16...................      512,500
2,000,000  Springfield, R-12 School, 5.25%, 3/1/11...............................    1,982,500
  400,000  Springfield, School District R12, Series A, 6.75%, 3/1/11.............      445,500
2,000,000  Springfield, Water Works Revenue, 5.60%, 5/1/23.......................    2,025,000
1,400,000  University of Missouri, Industry Development, 5.95%, 12/20/95.........    1,400,000
  925,000  University of Missouri, Revenue Bonds, 6.50%, 11/1/11.................      996,687
2,000,000  University of Missouri, University Revenue, Refund & Improvement--
            System Facilities, 5.50%, 11/1/23....................................    2,025,000
  400,000  Webster Groves, 6.60%, 2/1/10.........................................      462,500
                                                                                   -----------
                                                                                    66,199,306
                                                                                   -----------

                                   Continued

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL                                 SECURITY                                  MARKET
 AMOUNT                                 DESCRIPTION                                  VALUE
---------  ---------------------------------------------------------------------  -----------
MUNICIPAL BONDS, CONTINUED:
PUERTO RICO (5.6%):
1,000,000  Puerto Rico Commonwealth, Series A, 6.00%, 7/1/06....................  $ 1,070,000
  500,000  Puerto Rico Commonwealth, 6.45%, 7/1/17..............................      533,750
  560,000  Puerto Rico Public Buildings Authority, Educational & Health
            Facilities, Series K, 6.00%, 7/1/99.................................      592,200
2,000,000  Puerto Rico Public Buildings Authority, Guaranteed Public Education &
            Health Facilities,
            5.50%, 7/1/21.......................................................    1,930,000
                                                                                  -----------
                                                                                    4,125,950
                                                                                  -----------
 Total Municipal Bonds                                                             70,325,256
                                                                                  -----------
INVESTMENT COMPANIES (2.5%):
1,667,000  Federated Tax-Free Trust Mutual Fund.................................    1,667,000
  157,000  Nuveen Tax-Exempt Money Market Fund..................................      157,000
                                                                                  -----------
 Total Investment Companies                                                         1,824,000
                                                                                  -----------
 Total (Cost-$69,365,693)(a)                                                      $72,149,256
                                                                                  ===========

------
Percentages indicated are based on net assets of $72,931,512.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $2,957,506
    Unrealized depreciation...........   (173,943)
                                       ----------
    Net unrealized appreciation....... $2,783,563
                                       ==========

GNMA--Government National Mortgage Association
FGIC--Financial Guaranty Insurance Corp.
FHA--Federal Housing Administration

                      See notes to financial statements.

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

    SHARES
      OR
  PRINCIPAL             SECURITY           MARKET
    AMOUNT            DESCRIPTION          VALUE
--------------  ------------------------ ----------
MUNICIPAL BONDS (98.4%):
Alaska (1.3%):
       300,000  Anchorage, 5.40%,
                 8/1/98................. $  310,125
                                         ----------
Colorado (1.7%):
       390,000  Aurora, 5.40%, 6/1/98...    403,650
                                         ----------
Illinois (8.9%):
       500,000  Chicago, Water Revenue,
                 4.70%, 12/1/99.........    508,750
       400,000  Illinois State General
                 Obligation Bonds,
                 5.25%, 4/1/01..........    414,000
       400,000  Illinois State General
                 Obligations Refunding
                 Bonds, 5.60%, 10/1/99..    418,500
       750,000  Illinois State Toll
                 Highway Authority
                 Priority, Revenue
                 Series A, 4.75%,
                 1/1/02.................    763,125
                                         ----------
                                          2,104,375
                                         ----------
Indiana (2.1%):
       500,000  Muncie, School Board,
                 4.95%, 1/15/02.........    508,750
                                         ----------
Iowa (1.9%):
       425,000  Ottumwa County, 5.10%,
                 6/1/01.................    443,062
                                         ----------
Kentucky (1.7%):
       380,000  Kenton County, Water
                 Revenue, 5.60%, 2/1/99.    397,100
                                         ----------
Maine (3.5%):
       800,000  Maine Municipal Bond,
                 4.90%, 11/1/02.........    822,000
                                         ----------
Maryland (3.8%):
       400,000  State Department of
                 Transportation, 4.10%,
                 12/15/00...............    395,000
       500,000  Washington Suburban
                 Sanitation District,
                 Sewer Revenue, 5.00%,
                 6/1/00.................    518,125
                                         ----------
                                            913,125
                                         ----------

 SHARES
   OR
PRINCIPAL          SECURITY           MARKET
 AMOUNT          DESCRIPTION          VALUE
---------  ------------------------ ----------
MUNICIPAL BONDS, CONTINUED:
Michigan (7.1%):
 400,000   Chelsea, 5.25%, 5/1/01.. $  417,500
 800,000   Kent City, Building
            Authority, 4.50%,
            12/1/01................    804,000
 450,000   Oakland County, Building
            Authority, 4.75%,
            4/1/00.................    462,375
                                    ----------
                                     1,683,875
                                    ----------
Minnesota (3.7%):
 365,000   Duluth, 4.65%, 2/1/02...    370,019
 500,000   Minnesota State, 5.50%,
            8/1/98.................    518,750
                                    ----------
                                       888,769
                                    ----------
Nevada (6.0%):
 900,000   Sparks, 4.80%, 3/1/04...    907,875
 500,000   Washoe County, 5.30%,
            8/1/00.................    523,125
                                    ----------
                                     1,431,000
                                    ----------
New Mexico (4.4%):
 345,000   Albuquerque, 4.40%,
            7/1/00.................    345,862
 700,000   New Mexico State Capital
            Projects, 4.60%,
            8/1/00.................    709,625
                                    ----------
                                     1,055,487
                                    ----------
New York (2.2%):
 500,000   New York Power
            Authority, 5.85%,
            1/1/00.................    532,500
                                    ----------
Pennsylvania (3.9%):
 500,000   Bucks County, 5.60%,
            3/1/98.................    516,250
 400,000   Delaware County, 4.35%,
            10/1/00................    403,500
                                    ----------
                                       919,750
                                    ----------

                                   Continued

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL          SECURITY           MARKET
 AMOUNT          DESCRIPTION          VALUE
---------  ------------------------ ----------
MUNICIPAL BONDS, CONTINUED:
Rhode Island (3.8%):
900,000    Rhode Island State
            Construction Capital
            Development, 4.60%,
            11/1/03................ $  896,625
                                    ----------
South Carolina (3.6%):
450,000    Charleston School
            District, 4.40%,
            2/1/98.................    453,375
400,000    Charleston, 4.50%,
            2/1/00.................    404,000
                                    ----------
                                       857,375
                                    ----------
South Dakota (2.7%):
640,000    South Dakota Building
            Authority, Finance
            Bonds, 5.00%, 9/1/02...    652,800
                                    ----------
Texas (10.9%):
400,000    Angelina & Neches River
            Authority, 3.85%*,
            5/1/14.................    400,000
450,000    Dallas, Water & Sewer
            Revenue, 4.60%, 4/1/01.    456,188
800,000    Houston, Series C,
            5.50%, 4/1/01..........    842,000
400,000    San Antonio, 4.88%,
            8/1/99.................    409,500
450,000    Tarrant, Water Control,
            5.60%, 3/1/00..........    473,625
                                    ----------
                                     2,581,313
                                    ----------
Mississippi (2.2%):
500,000    Mississippi Capital
            Improvement, 5.00%,
            8/1/99.................    514,375
                                    ----------
Missouri (1.4%):
320,000    Jeff County, 4.70%,
            3/1/01.................    326,400
                                    ----------

 SHARES
   OR
PRINCIPAL          SECURITY            MARKET
 AMOUNT          DESCRIPTION           VALUE
---------  ------------------------  ----------
MUNICIPAL BONDS, CONTINUED:
Utah (4.1%):
560,000    North Davis County,
            Sewer District, 5.70%,
            3/1/02.................  $  597,100
350,000    North Davis County,
            Sewer District, 5.70%,
            3/1/03.................     374,063
                                     ----------
                                        971,163
                                     ----------
Vermont (1.1%):
270,000    Vermont Municipal Bond,
            4.50%, 12/1/01.........     272,700
                                     ----------
Virginia (4.3%):
200,000    Peninsula Port Authority
            Revenue--Shell Co.,
            3.75%*, 12/1/05........     200,000
400,000    Virginia Beach, 4.20%,
            7/15/98................     402,500
400,000    Virginia Public Building
            Refunding Bonds, 5.70%,
            8/1/00.................     425,000
                                     ----------
                                      1,027,500
                                     ----------
Washington (9.0%):
500,000     Clark County, 4.60%,
             1/1/01.................    502,500
500,000     Grant County Public
             Utilities District,
             No. 2 Electric Revenue
             Series F, 4.80%*,
             1/1/04.................    501,875
600,000     Seattle, 4.80%, 5/1/02..    609,750
250,000     Seattle, Water System,
             Refunding Bonds, 4.70%,
             12/1/00................    255,937
250,000     Washington State
             Refunding Bonds, Series
             R-92C, 5.75%, 9/1/02...    267,813
                                     ----------
                                      2,137,875
                                     ----------

                                   Continued

THE ARCH FUND, INC.
SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR
PRINCIPAL          SECURITY           MARKET
 AMOUNT          DESCRIPTION           VALUE
---------  ------------------------ -----------
MUNICIPAL BONDS, CONTINUED:
Wisconsin (3.1%):
  325,000  Brown County, 5.00%,
            8/1/99 4.80%, 11/1/01.. $   331,500
  380,000  Milwaukee County,
            Refunding Bonds, Series
            A, 5.25%, 9/1/00.......     395,200
                                    -----------
                                        726,700
                                    -----------
 Total Municipal Bonds               23,378,394
                                    -----------

 SHARES
   OR
PRINCIPAL          SECURITY           MARKET
 AMOUNT          DESCRIPTION           VALUE
---------  ------------------------ -----------
INVESTMENT COMPANIES (0.6%):
    1,000  Federated Tax-Free Trust
            Mutual Fund............ $     1,000
  138,000  Nuveen Tax-Exempt Money
            Market Fund............     138,000
                                    -----------
 Total Investment Companies             139,000
                                    -----------
 Total (Cost--$23,293,255)(a)       $23,517,394
                                    ===========

------
Percentages indicated are based on net assets of $23,753,686.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation............. $224,139
    Unrealized depreciation.............        0
                                         --------
    Net unrealized appreciation......... $224,139
                                         ========

* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1995

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS (95.4%):
BRITAIN (9.6%):
Banking (3.0%):
   47,600  Abbey National...... $   467,403
   78,900  Standard Chartered
            Bank...............     731,307
                                -----------
                                  1,198,710
                                -----------
Business & Public Services (0.8%):
   22,200  Carlton
            Communications,
            PLC................     331,400
                                -----------
Oil & Gas Exploration (1.1%):
   55,200  British Petroleum...     434,384
                                -----------
Publishing (2.5%):
   31,000  Reed Elsevier
            International......     495,008
   53,000  Reuters Holdings....     500,162
                                -----------
                                    995,170
                                -----------
Telecommunications (1.2%):
  134,000  Vodafone............     479,590
                                -----------
Utilities (1.0%):
   49,800  Powergen............     407,505
                                -----------
 Total Britain                    3,846,759
                                -----------
DENMARK (1.1%):
Business & Public Services (1.1%):
    6,000  Copenhagen Airport..     455,762
                                -----------
 Total Denmark                      455,762
                                -----------
FINLAND (1.2%):
Multi-Industry (1.2%):
    8,400  Nokia Preferred
            Free...............     461,609
                                -----------
 Total Finland                      461,609
                                -----------
FRANCE (5.8%):
Business & Public Services (1.1%):
    7,000  Ecco TT.............     445,483
                                -----------
Consumer Goods (1.1%):
      820  Carrefour...........     453,512
                                -----------
Insurance (1.4%):
    9,000  AXA.................     539,689
                                -----------
Machine Tools (1.1%):
    1,400  Sidel, SA...........     441,407
                                -----------
Manufacturing--Consumer Goods (1.1%):
    4,800  BIC.................     450,548
                                -----------
 Total France                     2,330,639
                                -----------

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
GERMANY (4.4%):
Healthcare (1.1%):
    940    Gehe, AG............ $   427,319
                                -----------
Machinery & Engineering (1.1%):
  1,360    Mannesmann..........     436,820
                                -----------
Miscellaneous (1.0%):
  2,550    SAP Preference......     402,638
                                -----------
Utilities--Electric (1.2%):
 11,300    Veba................     461,306
                                -----------
Total Germany                     1,728,083
                                -----------
HOLLAND (9.0%):
Business & Public Services (1.5%):
 14,000    Randstadt Holdings..     587,665
                                -----------
Beverages (1.2%):
  2,937    Heineken Holdings,
            Series A...........     477,521
                                -----------
Construction & Housing (1.2%):
 16,000    IHC Caland..........     482,694
                                -----------
Entertainment (1.0%):
  6,600    Polygram............     397,815
                                -----------
Insurance (3.0%):
 16,000    Aegon N.V...........     652,824
  8,000    International
            Nederlanden........     524,238
                                -----------
                                  1,177,062
                                -----------
Merchandising (1.1%):
 13,500    Ahrend Groep N.V....     454,844
                                -----------
 Total Holland                    3,577,601
                                -----------
HONG KONG (3.5%):
Banking (0.7%):
 55,000    Guoco Group.........     260,952
                                -----------
Diversified--Conglomerates (0.6%):
229,000    First Pacific Co.
            Limited............     248,683
                                -----------
Financial Services (0.7%):
228,000    Peregrine Investment
            Holdings...........     296,232
                                -----------

                                   Continued

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
HONG KONG (3.5%): CONTINUED
Multi-Industry (1.5%):
 57,000    Hutchinson
            Whampoa............ $   322,024
 36,000    Swire Pacific A.....     272,264
                                -----------
                                    594,288
                                -----------
 Total Hong Kong                  1,400,155
                                -----------
ITALY (2.1%):
Merchandising (1.0%):
 47,500    Bulgari(b)..........     381,611
                                -----------
Telecommunications (1.1%):
278,000    Telecom Italia
            Mobile(b)..........     448,423
                                -----------
 Total Italy                        830,034
                                -----------
JAPAN (33.8%):
Appliances & Household Goods (1.0%):
 10,000    Amway Japan.........     408,746
                                -----------
Automobiles (1.2%):
 26,000    Honda Motor.........     471,191
                                -----------
Banks (2.8%):
 24,000    Asahi Bank..........     278,932
 12,000    Mitsubishi Bank.....     262,385
 15,000    Sanwa Bank..........     291,047
 14,000    Sumitomo Bank.......     270,265
                                -----------
                                  1,102,629
                                -----------
Building Materials (0.8%):
 30,000    Matsushita Electric
            Works..............     310,253
                                -----------
Business & Public Services (0.8%):
  5,000    Secom & Co..........     338,324
                                -----------
Construction & Housing (0.6%):
 20,000    Sekisui House.......     234,413
                                -----------
Chemicals (0.8%):
 16,000    Shin-Etsu Chemical..     330,937
                                -----------
Electrical Components & Instruments (2.2%):
  5,000    Kyocera Corp........     396,434
 11,000    Tokyo Electron......     470,206
                                -----------
                                    866,640
                                -----------
Electrical Equipment (6.6%):
 37,000    Hitachi, Ltd........     375,357

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
JAPAN, CONTINUED:
Electrical Equipment (6.6%): continued
21,000     Kinden.............. $   345,415
11,000     Murata Manufacturing
            Co.................     395,449
27,000     NEC.................     345,711
38,000     Oki Electric(b).....     347,700
15,000     Omron...............     335,369
 8,000     Rohm Co.............     489,313
                                -----------
                                  2,634,314
                                -----------
Engineering--Industrial Construction
 (0.9%):
31,000     Nishimatsu
            Construction.......     372,500
                                -----------
Financial Services (1.7%):
14,000     Daiwa Securities....     194,425
15,000     Mitsubishi Trust &
            Banking............     230,474
 4,000     Nichiei Co..........     256,476
                                -----------
                                    681,375
                                -----------
Industrial Components (0.7%):
18,000     Bridgestone.........     265,931
                                -----------
Leisure--Recreation & Gaming (0.8%):
 6,300     Sankyo..............     300,945
                                -----------
Machinery--Industrial, Farm (0.9%):
47,000     Mitsubishi Heavy
            Industry...........     375,426
                                -----------
Media (0.9%):
 1,300     Nippon Television
            Network............     341,869
                                -----------
Metals--Nonferrous (0.8%):
11,000     Tostem..............     335,861
                                -----------
Miscellaneous (3.0%):
 3,000     Keyence Corp........     369,349
 6,000     Nintendo............     475,130
34,000     Ricoh...............     348,271
                                -----------
                                  1,192,750
Pharmaceuticals (0.4%):
 8,000     Yamanouchi
            Pharmaceuticals....     172,560
                                -----------
Recreation (1.3%):
30,000     Canon, Inc..........     528,908
                                -----------

                                   Continued

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
JAPAN: CONTINUED
Retail (1.7%):
    4,000  Seven-Eleven Japan.. $   277,356
   16,000  Kato Denki..........     409,731
                                -----------
                                    687,087
                                -----------
Steel (1.6%):
  120,000  NKK Corp............     330,937
   84,000  Nippon Steel........     289,569
                                -----------
                                    620,506
                                -----------
Telecommunications (1.3%):
       23  DDI Corp.(b)........     185,305
       41  Nippon Telephone &
            Telegraph..........     335,576
                                -----------
                                    520,881
                                -----------
Transportation--Shipping (1.0%):
   75,000  Hitachi Zosen Corp..     385,600
                                -----------
 Total Japan                     13,479,646
                                -----------
MALAYSIA (1.1%):
Construction & Housing (0.7%):
  200,000  Renong..............     291,799
                                -----------
Financial Services (0.4%):
   39,000  Hong Leong Credit...     155,324
                                -----------
 Total Malaysia                     447,123
                                -----------
NORWAY (0.8%):
Energy (0.8%):
   26,000  Saga Petroleum AS,
            A shares...........     332,784
                                -----------
 Total Norway                       332,784
                                -----------
SINGAPORE (1.5%):
Financial Services (0.9%):
   29,000  OCBC Foreign........     347,459
                                -----------
Transportation--Marine (0.6%):
   31,000  Keppel Corp.,
            Limited............     254,940
                                -----------
 Total Singapore                    602,399
                                -----------

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT         DESCRIPTION       DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
SPAIN (2.1%):
Real Estate (1.3%):
    9,000  Mapfre Vida......... $   508,433
                                -----------
Retail (0.8%):
   16,700  Pryca...............     325,788
                                -----------
 Total Spain                        834,221
                                -----------
SWEDEN (5.7%):
Automobiles (1.8%):
    8,700  Autoliv AB..........     514,256
   10,000  Volvo...............     207,190
                                -----------
                                    721,446
                                -----------
Electrical & Electronics (1.2%):
21,000     Ericsson B Free.....     494,284
                                -----------
Insurance--Multi-line (1.5%):
22,000     Skandia Forsakring..     583,177
                                -----------
Recreation (1.2%):
13,000     Astra A Free........     484,229
                                -----------
 Total Sweden                     2,283,136
                                -----------
SWITZERLAND (5.9%):
Electronics--Defense Related (1.3%):
      460  Brown Boveri--Series
            A Bearer...........     529,088
                                -----------
Food Processing & Packaging (0.5%):
      190  Nestle SA
            Registered.........     202,996
                                -----------
Healthcare (3.1%):
       75  Roche Genussshein...     567,428
      740  Sandoz SA
            Registered.........     632,998
                                -----------
                                  1,200,426
                                -----------
Insurance--Multi-line (1.0%):
      370  Swiss Reinsurance
            Registered.........     409,809
                                -----------
 Total Switzerland                2,342,319
                                -----------
UNITED STATES (7.8%):
Construction & Housing (1.1%):
   10,300  Industrie Natuzzi--
            ADR................     446,762
                                -----------
Finance (1.2%):
    8,000  Brazilian Investment
            Co.(b).............     231,280

                                   Continued

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               NOVEMBER 30, 1995

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
UNITED STATES, CONTINUED
  270,000  China North
            Industries
            Investment Co.(b)..  $ 237,600
                                 ---------
                                   468,880
                                 ---------
Healthcare (0.8%):
    7,000  Elan--ADR(b)........    328,125
                                 ---------
Investment Funds--Closed End (3.8%):
   15,000  Chile Fund..........    341,250
    6,900  India Magnum Fund...    338,100
       60  Korea Eurofund......    255,000
    1,429  Korea International
            Investment Fund....    178,139
    3,800  Korea International
            Investment Fund
            IV(b)..............    397,100
                                 ---------
                                 1,509,589
                                 ---------

 SHARES
   OR                           MARKET VALUE
PRINCIPAL        SECURITY         IN U.S.
 AMOUNT        DESCRIPTION        DOLLARS
---------  -------------------- ------------
COMMON & PREFERRED STOCKS, CONTINUED:
UNITED STATES, CONTINUED
Multi-Industry (0.6%):
   13,000  Argentinian
            Investment Co.(b).. $   226,200
                                -----------
Telecommunications (0.3%):
    8,800  Videotron Holdings
            PLC--ADR(b)........     130,900
                                -----------
 Total United States              3,110,456
                                -----------
 Total Common & Preferred
 Stocks                          38,062,726
                                -----------
U.S. GOVERNMENT AGENCIES (6.9%):
Federal Home Loan Mortgage Corp.:
2,742,000  12/01/95............   2,741,558
                                -----------
 Total U.S. Government
 Agencies                         2,741,558
                                -----------
 Total (Cost--$37,353,300)(a)   $40,804,284
                                ===========

FORWARD CURRENCY CONTRACTS

                          DELIVERY CONTRACT  CONTRACT VALUE  MARKET VALUE   APPRECIATION
                            DATE     PRICE   (U.S. DOLLARS) (U.S. DOLLARS) (DEPRECIATION)
CURRENCY                  -------- --------- -------------- -------------- --------------
Currency Sold:
 Swiss Franc............  12/4/95  $1.158000    $199,729       $197,055       $ 2,674
                                                --------       --------       -------
   Total Currency Sold..                        $199,729       $197,055       $ 2,674
                                                ========       ========       =======
Currency Purchased:
 Dutch Guilder..........  12/1/95   1.606900    $158,205       $157,160       $(1,045)
 Swiss Franc............  12/1/95   1.163100      34,479         34,167          (312)
                                                --------       --------       -------
   Total Currency Pur-
    chased..............                        $192,684       $191,327       $(1,357)
                                                ========       ========       =======
Net receivable for for-
 ward currency contracts
 purchased and sold.....                                                      $ 1,317
                                                                              =======

------
Percentages indicated are based on net assets of $39,924,497.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation........... $3,634,646
    Unrealized depreciation...........   (183,662)
                                       ----------
    Net unrealized appreciation....... $3,450,984
                                       ==========

(b) Represents non-income producing security.

                       See notes to financial statements

THE ARCH FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1995


1.ORGANIZATION

  The ARCH Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of November 30, 1995, the Fund is authorized to offer the following investment portfolios: Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Balanced, Government & Corporate Bond, U.S. Government Securities, Missouri Tax-Exempt Bond, Short-Intermediate Municipal, International Equity and Kansas Tax-Exempt Bond Portfolios (referred to individually as a "Portfolio" and collectively, the "Portfolios"). The Fund was organized as a Maryland corporation on September 9, 1982. The Short-Intermediate Municipal Portfolio commenced operations July 10, 1995. The Kansas Tax-Exempt Bond Portfolio has not yet commenced operations.

  As approved by its shareholders at a special shareholders meeting held September 26, 1995, effective October 2, 1995, the ARCH Tax-Exempt Trust (the "Trust") was reorganized into the Fund as transacted by (a) the tax-free transfer of all of the assets and liabilities of the Trust's Tax-Exempt Money Market and Missouri Tax-Exempt Bond Portfolios to similarly-named Portfolios of the Fund in exchange for shares of the respective Fund Portfolios; (b) the distribution of the Fund Portfolios' shares to shareholders of the Trust Portfolios; and (c) the termination of the Trust under state law and its deregistration under the 1940 Act. Also, the fiscal period end changed from May 31 to November 30 for the Tax-Exempt Money Market and Missouri Tax-Exempt Bond Portfolios. Therefore, the current period statements of operations and changes in net assets and the financial highlights for those Portfolios present the six-month period ended November 30, 1995.

2.SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  SECURITIES VALUATION:

  The securities of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios (collectively, "the money market portfolios") are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. In addition, the money market portfolios may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days. The securities of the Growth & Income Equity, Emerging Growth, Balanced, Government & Corporate Bond, U.S. Government Securities, Missouri Tax-Exempt Bond, Short-Intermediate Municipal and International Equity Portfolios (collectively, "the variable net asset value portfolios") that are traded on a recognized exchange are valued at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of market value when available. Securities for which there were no transactions are valued at the mean of the most recent bid and asked prices. Securities maturing in 60 days or less are valued at amortized cost. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser (or the sub-investment adviser) in accordance with guidelines

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

  approved by the Fund's Board of Directors. Quotations of foreign securities in foreign currency are converted to the U.S. dollar equivalent at the prevailing exchange rate on the date of conversion. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of the investments of the variable net asset portfolios are reflected as unrealized appreciation or depreciation.

  REPURCHASE AGREEMENTS:

  The Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral exceeds at all times the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

  SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

  Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized and unrealized gains and losses are allocated to each share class based upon relative net assets of each class of shares.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Equity Portfolio denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity Portfolio isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Portfolio and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  FORWARD CURRENCY EXCHANGE CONTRACTS:

  The International Equity Portfolio may enter into forward foreign currency exchange contracts ("forward"). A forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to- market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was opened. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  SECURITIES LENDING:

  To increase return, the Growth & Income Equity, Emerging Growth, Balanced, Government & Corporate Bond, U.S. Government Securities Portfolio and Short-Intermediate Municipal Portfolios may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities pursuant to agreements requiring that the loans be continuously secured by collateral equal, at all times, in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, irrevocable letters of credit or any combination thereof. The collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Portfolio or the borrower at any time. The risks, to the Portfolios, of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. In addition, if cash collateral invested by a Portfolio is less than the amount required to be returned to the borrower as a result of a decrease in the value of the cash collateral investments, the Portfolio must compensate the borrower for the deficiency. At November 30, 1995, the following Portfolios had securities with the following market values on loan:

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                                                                MARKET VALUE OF
           PORTFOLIO                                           LOANED SECURITIES
           ---------                                           -----------------
        Growth & Income Portfolio.............................    $42,209,625
        Emerging Growth Portfolio.............................     42,846,068
        Balanced Portfolio....................................     11,266,798
        Government & Corporate Bond Portfolio.................     38,699,882
        U.S. Government Securities Portfolio..................     14,091,003

  The loaned securities were fully collateralized with cash and U.S. Government securities.

  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends on each share of the Portfolios are determined in the same manner, irrespective of class, except that shares of each class bear separate fees under either a Distribution and Services Plan or an Administrative Services Plan adopted for each class and enjoy certain exclusive voting rights on matters relating to these Plans. It is the policy of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Missouri Tax-Exempt Bond and Short-Intermediate Municipal Portfolios to declare dividends daily from net investment income and to pay such dividends no later than five business days after the end of the month. The Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios declare and pay dividends from net investment income quarterly. Net realized capital gains for each Portfolio, if any, are distributed at least annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the 4% excise tax to which a Portfolio is subject with respect to certain undistributed amounts of net investment income and capital gains.

  During the year ended November 30, 1994, the Fund adopted Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

  FEDERAL INCOME TAXES:

  It is the policy of each of the Portfolios to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

  ORGANIZATION COSTS:

  The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying shares for distribution under Federal and state securities regulations. All such costs are amortized using the straight-line method over a period of five years from the date each Portfolio commenced operations: from December 2, 1991, for the Treasury Money Market Portfolio; from May 1, 1992, for the Emerging Growth Portfolio; from April 1, 1993, for the Balanced Portfolio; from April 4, 1994, for the International Equity Portfolio; and from July 10, 1995, for the Short-Intermediate Municipal Portfolio. As of November 30, 1995, all costs were fully amortized for the Money Market, Tax-Exempt Money Market, Growth & Income Equity, Government & Corporate Bond, U.S. Government Securities and Missouri Tax-Exempt Bond Portfolios.

  OTHER:

  Operating expenses of the Fund not directly attributable to a Portfolio or to any class of shares of a Portfolio are prorated among the Portfolios based on the relative net assets of each Portfolio or other appropriate basis. Operating expenses directly attributable to a Portfolio are charged directly to that Portfolio's operations. Fees paid under either a Distribution and Services Plan or an Administrative Services Plan are borne by the specific class of shares to which they apply. Certain prior year balances have been reclassified to be consistent with current year presentation.

3.SHARES OF COMMON STOCK

  The Fund is authorized to issue four classes of Portfolio shares in each Portfolio (except as noted): Investor A Shares, Investor B Shares (except the Treasury Money Market, Tax-Exempt Money Market and Short- Intermediate Municipal Portfolios), Trust Shares, and Institutional Shares (except the Tax-Exempt Money Market, Missouri Tax-Exempt Bond, Kansas Tax-Exempt Bond and Short-Intermediate Municipal Portfolios). Investor A shares of the variable net asset value portfolios are sold with front-end sales charges. Investor B Shares of the variable net asset value portfolios may be subject to contingent deferred sales charges ("CDSC") based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares redeemed. The following table sets forth the time schedule of redemptions of Investor B Shares subject to CDSC:

                                                                       CDSC
                                                                  (PERCENTAGE OF
   NUMBER OF YEARS                                                AMOUNT SUBJECT
   ELAPSED SINCE PURCHASE                                         TO THE CHARGE)
   ----------------------                                         --------------
   One or less...................................................       5.0%
   More than one, but less than two..............................       4.0%
   Two, but less than three......................................       3.0%
   Three, but less than four.....................................       3.0%
   Four, but less than five......................................       2.0%
   Five, and up to and including six.............................       1.0%
   More than six.................................................      None

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995


  Investor B Shares of the Money Market Portfolio may not be purchased directly but are available only through exchanges of Investor B Shares of the variable net asset value portfolios. Each class of shares in a Portfolio has identical rights and privileges except with respect to the fees paid by the classes under either a Distribution and Services Plan or an Administrative Services Plan, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, the exchange privilege of each class of shares, and the automatic conversion of Investor B Shares of a Portfolio into Investor A Shares of that Portfolio eight years after purchase.

  As of November 30, 1995, the Fund's Articles of Incorporation authorize the Board of Directors, in its discretion, to issue up to seven billion full and fractional shares of capital stock, $0.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more additional classes. Pursuant to such authority, as of November 30, 1995, the Funds shares were classified as follows:

                                             CURRENTLY REPRESENT INTERESTS IN:
                             AUTHORIZED  -----------------------------------------
            CLASS           SHARES (000)          PORTFOLIO              CLASS
   ------------------------ ------------ --------------------------- -------------
   Class AShares...........    550,000   Money Market                Investor A
   Class A--Special Series
    1 Shares...............  1,800,000   Money Market                Trust
   Class A--Special Series
    2 Shares...............    300,000   Money Market                Institutional
   Class A--Special Series
    3 Shares...............     50,000   Money Market                Investor B
   Class BShares...........    100,000   Treasury Money Market       Investor A
   Class B--Special Series
    1 Shares...............  1,000,000   Treasury Money Market       Trust
   Class B--Special Series
    2 Shares...............    300,000   Treasury Money Market       Institutional
   Class CShares...........      5,000   Growth & Income Equity      Investor A
   Class C--Special Series
    1 Shares...............     50,000   Growth & Income Equity      Trust
   Class C--Special Series
    2 Shares...............     20,000   Growth & Income Equity      Institutional
   Class C--Special Series
    3 Shares...............     50,000   Growth & Income Equity      Investor B
   Class DShares...........      5,000   Government & Corporate Bond Investor A
   Class D--Special Series
    1 Shares...............     50,000   Government & Corporate Bond Trust
   Class D--Special Series
    2 Shares...............     20,000   Government & Corporate Bond Institutional
   Class D--Special Series
    3 Shares...............     50,000   Government & Corporate Bond Investor B
   Class EShares...........      5,000   U.S. Government Securities  Investor A
   Class E--Special Series
    1 Shares...............     15,000   U.S. Government Securities  Trust
   Class E--Special Series
    2 Shares...............     20,000   U.S. Government Securities  Institutional
   Class E--Special Series
    3 Shares...............     50,000   U.S. Government Securities  Investor B
   Class FShares...........      5,000   Emerging Growth             Investor A
   Class F--Special Series
    1 Shares...............     15,000   Emerging Growth             Trust
   Class F--Special Series
    2 Shares...............     20,000   Emerging Growth             Institutional
   Class F--Special Series
    3 Shares...............     50,000   Emerging Growth             Investor B

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                                              CURRENTLY REPRESENT INTERESTS IN:
                             AUTHORIZED  --------------------------------------------
            CLASS           SHARES (000)           PORTFOLIO                CLASS
   ------------------------ ------------ ------------------------------ -------------
   Class GShares...........      5,000   Balanced                       Investor A
   Class G--Special Series
    1 Shares...............     15,000   Balanced                       Trust
   Class G--Special Series
    2 Shares...............     20,000   Balanced                       Institutional
   Class G--Special Series
    3 Shares...............     50,000   Balanced                       Investor B
   Class HShares...........     10,000   International Equity           Investor A
   Class H--Special Series
    1 Shares...............     10,000   International Equity           Trust
   Class H--Special Series
    2 Shares...............     10,000   International Equity           Institutional
   Class H--Special Series
    3 Shares...............     50,000   International Equity           Investor B
   Class IShares...........     25,000   Short-Intermediate Municipal   Investor A
   Class I--Special Series
    1 Shares...............     25,000   Short-Intermediate Municipal   Trust
   Class JShares...........     50,000   Tax-Exempt Money Market        Investor A
   Class J--Special Series
    1 Shares...............    300,000   Tax-Exempt Money Market        Trust
   Class KShares...........     25,000   Missouri Tax-Exempt Bond       Investor A
   Class K--Special Series
    1 Shares...............     25,000   Missouri Tax-Exempt Bond       Trust
   Class K--Special Series
    2 Shares...............     10,000   Missouri Tax-Exempt Bond       Investor B
   Class LShares...........     25,000   Kansas Tax-Exempt Bond         Investor A
   Class L--Special Series
    1 Shares...............     25,000   Kansas Tax-Exempt Bond         Trust
   Class L--Special Series
    2 Shares...............     10,000   Kansas Tax-Exempt Bond         Investor B
   Unclassified............  1,780,000

  Each Portfolio share represents an equal, proportionate interest in the Portfolio with respect to other shares outstanding, irrespective of series.

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995


4.CAPITAL SHARE TRANSACTIONS:

  Transactions in capital shares for the Fund were as follows:

                                                                     TREASURY MONEY               TAX-EXEMPT MONEY
                                 MONEY MARKET PORTFOLIO             MARKET PORTFOLIO              MARKET PORTFOLIO
                             --------------------------------  ----------------------------  ----------------------------
                                  YEAR             YEAR            YEAR           YEAR        SIX MONTHS        YEAR
                                  ENDED            ENDED           ENDED          ENDED          ENDED          ENDED
                              NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,      MAY 31,
                                  1995             1994            1995           1994           1995           1995
                             ---------------  ---------------  -------------  -------------  -------------  -------------
   CAPITAL TRANSACTIONS:
   INVESTOR A SHARES:
    Proceeds from shares
     issued................  $   112,310,285  $    45,020,563  $   6,460,977  $   9,696,228  $   2,077,331  $   7,203,987
    Dividends reinvested...        2,767,393        1,375,505        128,151         57,312         83,299        173,129
    Shares redeemed........      (98,595,971)     (44,934,730)    (5,526,091)    (9,451,382)    (1,895,782)   (10,869,665)
                             ---------------  ---------------  -------------  -------------  -------------  -------------
    Change in net assets
     from Investor A share
     transactions..........  $    16,481,707  $     1,461,338  $   1,063,037  $     302,158  $     264,848  $  (3,492,549)
                             ===============  ===============  =============  =============  =============  =============
   TRUST SHARES:
    Proceeds from shares
     issued................  $ 1,743,384,071  $ 2,146,851,680  $ 833,331,145  $ 847,158,604  $ 105,944,026  $ 250,926,993
    Dividends reinvested...        8,609,524        5,379,266      2,884,381      1,347,851        133,447        239,807
    Shares redeemed........   (1,598,808,463)  (2,229,026,547)  (825,544,533)  (862,910,449)  (113,373,935)  (278,436,992)
                             ---------------  ---------------  -------------  -------------  -------------  -------------
    Change in net assets
     from Trust share
     transactions..........  $   153,185,132  $   (76,795,601) $  10,670,993  $ (14,403,994) $  (7,296,462) $ (27,270,192)
                             ===============  ===============  =============  =============  =============  =============
   INSTITUTIONAL SHARES:
    Proceeds from shares
     issued................  $    46,450,288  $    30,670,816  $      39,942  $          10
    Dividends reinvested...                               125            586
    Shares redeemed........      (43,405,997)     (20,375,738)       (12,200)
                             ---------------  ---------------  -------------  -------------
    Change in net assets
     from Institutional
     share transactions....  $     3,044,291  $    10,295,203  $      28,328  $          10
                             ===============  ===============  =============  =============
   SHARE TRANSACTIONS:
   INVESTOR A SHARES:
    Issued.................      112,310,285       45,020,563      6,460,977      9,696,228      2,077,331      7,203,987
    Reinvested.............        2,767,393        1,375,505        128,151         57,312         83,299        173,129
    Redeemed...............      (98,595,971)     (44,934,730)    (5,526,091)    (9,451,382)    (1,895,782)   (10,869,665)
                             ---------------  ---------------  -------------  -------------  -------------  -------------
    Change in Investor A
     Shares................       16,481,707        1,461,338      1,063,037        302,158        264,848     (3,492,549)
                             ===============  ===============  =============  =============  =============  =============
   TRUST SHARES:
    Issued.................    1,743,384,071    2,146,851,680    833,331,145    847,158,604    105,944,026    250,926,993
    Reinvested.............        8,609,524        5,379,266      2,884,381      1,347,851        133,447        239,807
    Redeemed...............   (1,598,808,463)  (2,229,026,547)  (825,544,533)  (862,910,449)  (113,373,935)  (278,436,992)
                             ---------------  ---------------  -------------  -------------  -------------  -------------
    Change in Trust Shares.      153,185,132      (76,795,601)    10,670,993    (14,403,994)    (7,296,462)   (27,270,192)
                             ===============  ===============  =============  =============  =============  =============
   INSTITUTIONAL SHARES:
    Issued.................       46,450,288       30,670,816         39,942             10
    Reinvested.............                               125            586
    Redeemed...............      (43,405,997)     (20,375,738)       (12,200)             0
                             ---------------  ---------------  -------------  -------------
    Change in Institutional
     Shares................        3,044,291       10,295,203         28,328             10
                             ===============  ===============  =============  =============

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                                 GROWTH & INCOME
                                EQUITY PORTFOLIO        EMERGING GROWTH PORTFOLIO      BALANCED PORTFOLIO
                            --------------------------  --------------------------  --------------------------
                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                1995          1994          1995          1994          1995          1994
                            ------------  ------------  ------------  ------------  ------------  ------------
 CAPITAL TRANSACTIONS:
 INVESTOR A SHARES:
 Proceeds from shares is-
  sued...................   $  4,047,263  $10,096,262   $  2,716,088  $ 7,754,386   $   725,604   $  7,431,899
 Dividends reinvested....        533,478    1,621,050        828,227      734,513       220,854        153,511
 Shares redeemed.........     (3,003,314)  (2,981,458)    (1,041,887)  (2,036,770)   (1,372,493)    (2,089,854)
                            ------------  -----------   ------------  -----------   -----------   ------------
 Change in net assets
  from
  Investor A Share trans-
   actions...............   $  1,577,427  $ 8,735,854   $  2,502,428  $ 6,452,129   $  (426,035)  $  5,495,556
                            ============  ===========   ============  ===========   ===========   ============
 INVESTOR B SHARES:
 Proceeds from shares is-
  sued...................   $    739,310                $    605,912                $    33,778
 Dividends reinvested....          2,484                                                    225
 Shares redeemed.........        (27,250)                     (5,173)
                            ------------                ------------                -----------
 Change in net assets
  from Investor B Share
  transactions...........   $    714,544                $    600,739                $    34,003
                            ============                ============                ===========
 TRUST SHARES:
 Proceeds from shares is-
  sued...................   $ 33,387,661  $53,199,040   $ 56,170,238  $32,772,092   $12,537,321   $ 15,027,556
 Dividends reinvested....      6,332,138   30,670,497      4,711,272    5,885,331     2,119,017      2,832,428
 Shares redeemed.........    (55,583,498) (52,894,561)   (10,894,683)  (5,320,777)  (20,150,860)   (18,285,901)
                            ------------  -----------   ------------  -----------   -----------   ------------
 Change in net assets
  from Trust share trans-
  actions................   $(15,863,699) $30,974,976   $ 49,986,827  $33,336,646   $(5,494,522)  $   (425,917)
                            ============  ===========   ============  ===========   ===========   ============
 INSTITUTIONAL SHARES:
 Proceeds from shares is-
  sued...................   $ 13,872,425   35,480,210   $ 11,023,958    6,070,605   $12,929,259     26,875,359
 Dividends reinvested....        678,286      222,646        432,261                    790,342        453,002
 Shares redeemed.........     (3,081,128) (13,344,910)      (515,656)    (574,066)   (4,954,838)    (3,359,337)
                            ------------  -----------   ------------  -----------   -----------   ------------
 Change in net assets
  from Institutional
  share transactions.....   $ 11,469,583   22,357,946   $ 10,940,563    5,496,539   $ 8,764,763     23,969,024
                            ============  ===========   ============  ===========   ===========   ============
 SHARE TRANSACTIONS:
 INVESTOR A SHARES:
 Issued..................        274,340      790,063        218,241      668,173        68,078        765,106
 Reinvested..............         39,596      125,770         76,260       63,560        21,139         15,629
 Redeemed................       (219,461)    (228,666)       (83,578)    (169,563)     (134,533)      (212,165)
                            ------------  -----------   ------------  -----------   -----------   ------------
 Change in Investor A
  Shares.................         94,475      687,167        210,923      562,170       (45,316)       568,570
                            ============  ===========   ============  ===========   ===========   ============
 INVESTOR B SHARES:
 Issued..................         49,645                      45,495                      3,119
 Reinvested..............            162                                                     20
 Redeemed................         (1,719)                       (374)
                            ------------                ------------                -----------
 Change in Investor B
  Shares.................         48,088                      45,121                      3,139
                            ============                ============                ===========
 TRUST SHARES:
 Issued..................      2,315,536    4,072,807      4,303,611    2,786,700     1,216,163      1,523,316
 Reinvested..............        468,940    2,370,468        433,021      518,141       203,146        285,283
 Redeemed................     (3,773,562)  (4,093,750)      (852,124)    (447,698)   (1,964,748)    (1,847,653)
                            ------------  -----------   ------------  -----------   -----------   ------------
 Change in Trust Shares..       (989,086)   2,349,525      3,884,508    2,857,143      (545,439)       (39,054)
                            ============  ===========   ============  ===========   ===========   ============
 INSTITUTIONAL SHARES:
 Issued..................        913,663    2,727,626        843,722      519,955     1,213,228      2,663,799
 Reinvested..............         50,081       17,374         39,913                     75,476         46,490
 Redeemed................       (218,049)  (1,020,467)       (39,849)     (49,059)     (485,602)      (343,601)
                            ------------  -----------   ------------  -----------   -----------   ------------
 Change in Institutional
  Shares.................        745,695    1,724,533        843,786      470,896       803,102      2,366,688
                            ============  ===========   ============  ===========   ===========   ============

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                             GOVERNMENT & CORPORATE          U.S. GOVERNMENT            MISSOURI TAX-
                                 BOND PORTFOLIO           SECURITIES PORTFOLIO      EXEMPT BOND PORTFOLIO
                            --------------------------  -------------------------- ------------------------
                                YEAR          YEAR          YEAR          YEAR      SIX MONTHS     YEAR
                               ENDED         ENDED         ENDED         ENDED        ENDED        ENDED
                            NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30, NOVEMBER 30,   MAY 31,
                                1995          1994          1995          1994         1995        1995
                            ------------  ------------  ------------  ------------ ------------ -----------
 CAPITAL TRANSACTIONS:
 INVESTOR A SHARES:
 Proceeds from shares is-
  sued...................   $    532,904  $ 3,401,463   $   262,858    $3,234,885   $1,156,729  $ 2,418,111
 Dividends reinvested....        259,920      243,213       485,224       651,556      425,016    1,012,362
 Shares redeemed.........       (911,926)  (1,785,958)   (2,896,079)   (2,798,849)  (1,628,286)  (7,808,196)
                            ------------  -----------   -----------    ----------   ----------  -----------
 Change in net assets
  from
  Investor A Share trans-
   actions...............   $   (119,102) $ 1,858,718   $(2,147,997)   $1,087,592   $  (46,541) $(4,377,723)
                            ============  ===========   ===========    ==========   ==========  ===========
 INVESTOR B SHARES:
 Proceeds from shares is-
  sued...................   $    136,699                $    43,386                 $  329,022       92,022
 Dividends reinvested....          1,155                        436                      1,975          170
 Shares redeemed.........        (33,852)                    (2,869)                    (1,803)
                            ------------                -----------                 ----------  -----------
 Change in net assets
  from Investor B Share
  transactions...........   $    104,002                $    40,953                 $  329,194  $    92,192
                            ============                ===========                 ==========  ===========
 TRUST SHARES:
 Proceeds from shares is-
  sued...................   $ 17,932,992  $21,488,365   $11,497,995    $8,020,050   $6,963,566  $10,705,272
 Dividends reinvested....      5,831,411    7,080,533     1,522,604     1,913,869      183,709      353,699
 Shares redeemed.........    (40,412,534) (31,715,278)   (3,434,036)   (8,010,899)  (4,591,666) (15,529,808)
                            ------------  -----------   -----------    ----------   ----------  -----------
 Change in net assets
  from Trust share trans-
  actions................   $(16,648,131) $(3,146,380)  $ 9,586,563    $1,923,020   $2,555,609  $(4,470,837)
                            ============  ===========   ===========    ==========   ==========  ===========
 INSTITUTIONAL SHARES:
 Proceeds from shares is-
  sued...................   $  3,401,735   14,186,220       583,872     1,956,637
 Dividends reinvested....        403,585      289,669        20,997         3,312
 Shares redeemed.........       (965,170)  (8,045,979)      (12,541)   (1,898,409)
                            ------------  -----------   -----------    ----------
 Change in net assets
  from Institutional
  share transactions.....   $  2,840,150    6,429,910       592,328        61,540
                            ============  ===========   ===========    ==========
 SHARE TRANSACTIONS:
 INVESTOR A SHARES:
 Issued..................         51,880      340,073        24,838       308,826      101,135      220,783
 Reinvested..............         25,848       24,088        46,390        61,298       37,072       92,504
 Redeemed................        (91,838)    (179,052)     (275,695)     (265,978)    (141,933)    (712,361)
                            ------------  -----------   -----------    ----------   ----------  -----------
 Change in Investor A
  Shares.................        (14,110)     185,109      (204,467)      104,146       (3,726)    (399,074)
                            ============  ===========   ===========    ==========   ==========  ===========
 INVESTOR B SHARES:
 Issued..................         13,279                      4,044                     28,689        8,170
 Reinvested..............            112                         41                        172           15
 Redeemed................         (3,279)                      (268)                      (156)
                            ------------                -----------                 ----------  -----------
 Change in Investor B
  Shares.................         10,112                      3,817                     28,705        8,185
                            ============                ===========                 ==========  ===========
 TRUST SHARES:
 Issued..................      1,760,564    2,084,029     1,071,870       746,071      605,404      970,596
 Reinvested..............        580,575      695,858       145,303       179,795       16,020       32,327
 Redeemed................     (3,962,515)  (3,083,894)     (322,555)     (761,341)    (398,603)  (1,446,334)
                            ------------  -----------   -----------    ----------   ----------  -----------
 Change in Trust Shares..     (1,621,376)    (304,007)      894,618       164,525      222,821     (443,411)
                            ============  ===========   ===========    ==========   ==========  ===========
 INSTITUTIONAL SHARES:
 Issued..................        331,136    1,352,995        55,800       190,163
 Reinvested..............         40,022       28,925         1,974           326
 Redeemed................        (96,064)    (763,144)       (1,172)     (185,398)
                            ------------  -----------   -----------    ----------
 Change in Institutional
  Shares.................        275,094      618,776        56,602         5,091
                            ============  ===========   ===========    ==========

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995

                                SHORT
                             INTERMEDIATE
                              MUNICIPAL
                              PORTFOLIO     INTERNATIONAL EQUITY PORTFOLIO
                           ---------------- -----------------------------------
                           JULY 10, 1995 TO  YEAR ENDED       APRIL 4, 1994 TO
                             NOVEMBER 30,   NOVEMBER 30,        NOVEMBER 30,
                               1995 (A)         1995              1994 (A)
                           ---------------- ---------------   -----------------
CAPITAL TRANSACTIONS:
INVESTOR A SHARES:
 Proceeds from shares
  issued..................   $        10    $       821,313     $       834,040
 Dividends reinvested.....                            1,748
 Shares redeemed..........                         (153,976)            (15,795)
                             -----------    ---------------     ---------------
 Change in net assets from
  Investor A Share
  transactions............   $        10    $       669,085     $       818,245
                             ===========    ===============     ===============
INVESTOR B SHARES:
 Proceeds from shares
  issued..................                  $        99,602
 Dividends reinvested.....
 Shares redeemed..........                               (5)
                                            ---------------
 Change in net assets from
  Investor B Share
  transactions............                  $        99,597
                                            ===============
TRUST SHARES:
 Proceeds from shares
  issued..................   $23,945,072    $    13,203,803     $    24,438,839
 Dividends reinvested.....         9,378             25,940
 Shares redeemed..........      (424,913)        (3,599,335)           (178,778)
                             -----------    ---------------     ---------------
 Change in net assets from
  Trust share
  transactions............   $23,529,537    $     9,630,408     $    24,260,061
                             ===========    ===============     ===============
INSTITUTIONAL SHARES:
 Proceeds from shares
  issued..................                  $     1,984,397     $       214,657
 Dividends reinvested.....                              389
 Shares redeemed..........                         (175,630)            (11,420)
                                            ---------------     ---------------
 Change in net assets from
  Institutional share
  transactions............                  $     1,809,156     $       203,237
                                            ===============     ===============
SHARE TRANSACTIONS:
INVESTOR A SHARES:
 Issued...................             1             81,235              81,502
 Reinvested...............                              148
 Redeemed.................                          (15,655)             (1,579)
                             -----------    ---------------     ---------------
 Change in Investor A
  Shares..................             1             65,728              79,923
                             ===========    ===============     ===============
INVESTOR B SHARES:
 Issued...................                            9,497
 Reinvested...............
 Redeemed.................                               (1)
                                            ---------------
 Change in Investor B
  Shares..................                            9,496
                                            ===============
TRUST SHARES:
 Issued...................     2,399,957          1,300,301           2,412,300
 Reinvested...............           938              2,669
 Redeemed.................       (42,604)          (354,075)            (17,313)
                             -----------    ---------------     ---------------
 Change in Trust Shares...     2,358,291            948,895           2,394,987
                             ===========    ===============     ===============
INSTITUTIONAL SHARES:
 Issued...................                          197,653              21,009
 Reinvested...............                               40
 Redeemed.................                          (16,687)             (1,120)
                                            ---------------     ---------------
 Change in Institutional
  Shares..................                          181,006              19,889
                                            ===============     ===============

------
(a) Period from commencement of operations.

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995


5.PURCHASES AND SALES OF INVESTMENT SECURITIES

  Purchases and sales of securities (excluding short-term securities) during the year ended November 30, 1995 were as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
   Growth & Income Equity............................ $170,214,672 $178,895,890
   Emerging Growth...................................  155,244,000   99,793,886
   Balanced..........................................   52,511,402   53,845,218
   Government & Corporate Bond.......................   69,905,767   67,305,132
   U.S. Government Securities........................   47,755,106    34,05,581
   Missouri Tax-Exempt Bond*.........................    1,242,188    1,034,270
   Short-Intermediate Municipal**....................   22,576,567
   International Equity..............................   29,357,700   18,278,071

  ------
  *For the period from June 1, 1995 through November 30, 1995.
  **For the period from July 10, 1995 (commencement of operations) through November 30, 1995.

6.RELATED PARTY TRANSACTIONS

  Investment advisory services are provided to the Fund by Mississippi Valley Advisors Inc. ("MVA"), a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile"), which in turn is a wholly-owned subsidiary of Mercantile Bancorporation Inc. Under the terms of the investment advisory agreement, MVA is entitled to receive fees based on a percentage of the average daily net assets of the Fund. Mercantile serves as custodian for the Fund.

  BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. (the "Company"), and BISYS are subsidiaries of The BISYS Group, Inc.

  The Company, with whom certain officers of the Fund are affiliated, serves the Fund as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers. Under the terms of the administration agreement, the Company receives fees computed at 0.20% (0.10% for the Tax-Exempt Money Market Portfolio) of the average daily net assets of each Portfolio. The Company serves the Fund as Transfer Agent. BISYS serves the Fund as distributor and is entitled to receive commissions on sales of Investor A Shares and Investor B Shares of the variable net asset value portfolios. For the year ended November 30, 1995, BISYS received approximately $241,369 from commissions earned on sales of Investor A Shares and redemptions of Investor B Shares of which BISYS re-allowed $65,524 to affiliated broker-dealers of the Fund Shares.

  With respect to Investor A Shares of the Portfolios, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each portfolio may pay (i) up to 0.10% of the average daily net assets of each Portfolio's outstanding Investor A Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Fund's Investor A shares and (ii) up to 0.20% (0.15% for the money market portfolios) of the average daily net assets of each Portfolio's outstanding Investor A Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan. With respect to the Missouri Tax-Exempt Bond Portfolio, BISYS voluntarily waived $12,092 of distribution and services fees applicable to Investor A Shares.

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995


  Similarly, with respect to Investor B Shares, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each portfolio may pay (i) up to 0.75% of the average daily net assets of each Portfolio's outstanding Investor B Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Fund's Investor B Shares and (ii) up to 0.25% of the average daily net assets of each Portfolio's Investor B Shares to broker- dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan.

  With respect to Trust and Institutional Shares of the Portfolios, the Fund has adopted separate Administrative Services Plans pursuant to which Trust Shares are sold to banks and other financial institutions on behalf of their qualified accounts and Institutional Shares are sold to banks and other financial institutions acting on behalf of their accounts for which they do not exercise investment discretion. The Portfolios may pay these banks and other financial institutions, which have agreed to provide certain shareholder administrative services for their clients or account holders, up to 0.30% (0.25% for money market portfolios) of the average daily net assets of each Portfolio's Trust or Institutional Shares, respectively.

  Fees may be voluntarily reduced to assist the Portfolios in maintaining competitive expense ratios.

  Information regarding these transaction is as follows for the year ended November 30, 1995:

                                  INVESTMENT       ADMINISTRATION
                                 ADVISORY FEES          FEES
                             --------------------- --------------
                             ANNUAL FEE
                               BEFORE
                             VOLUNTARY  VOLUNTARY                              FUND
                                FEE        FEE     VOLUNTARY FEE  CUSTODIAN ACCOUNTING  TRANSFER
                             REDUCTIONS REDUCTIONS   REDUCTIONS     FEES       FEES    AGENT FEES
                             ---------- ---------- -------------- --------- ---------- ----------
   Money Market Portfolio..     0.40%    $314,865     $629,432     $85,562   $ 1,025    $105,111
   Treasury Money Market
    Portfolio..............     0.40%     124,279      230,045      30,549       365      38,004
   Tax-Exempt Money Market
    Portfolio*.............     0.40%      23,094                    7,725       494      12,139
   Growth & Income
    Portfolio..............     0.55%                  316,168      96,612     4,777      54,382
   Emerging Growth
    Portfolio..............     0.75%                  128,825      42,782     4,779      20,825
   Balanced Portfolio......     0.75%                  103,589      31,481     9,070      18,154
   Government & Corporate
    Bond Portfolio.........     0.45%                  147,087      44,211    10,106      26,254
   U.S. Government
    Securities Portfolio...     0.45%                   46,322      14,417     6,465       8,229
   Missouri Tax-Exempt Bond
    Portfolio*.............     0.45%                   34,808      10,773     4,096       9,262
   Short-Intermediate
    Municipal Portfolio**..     0.45%      38,167        6,914       2,375     1,885       1,471
   International Equity
    Portfolio..............     1.00%      78,752       15,950      55,398     1,894       5,026

  ------
  *For the period June 1, 1995 through November 30, 1995.
  **For the period July 10, 1995 (commencement of operations) through November 30, 1995.

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995


7.CONCENTRATION OF CREDIT RISK

  The Missouri Tax-Exempt Bond Portfolio invests a substantial proportion of its assets in debt obligations issued by the State of Missouri and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Missouri municipal securities than a fund that is not concentrated in these issuers to the same extent.

8.FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  The Fund designates the following eligible distributions for the dividends received deduction for corporations for the taxable year ended November 30, 1995:

                                                              DISTRIBUTIONS FROM
                                                    DIVIDEND   DIVIDEND INCOME
                                                     INCOME       PER SHARE
                                                   ---------- ------------------
   Growth & Income Equity Portfolio............... $6,932,220
    Investor A Shares.............................                  $0.19
    Investor B Shares.............................                   0.12
    Trust Shares..................................                   0.22
    Institutional Shares..........................                   0.20
   Balanced Portfolio.............................  1,397,318
    Investor A Shares.............................                   0.10
    Investor B Shares.............................                   0.07
    Trust Shares..................................                   0.11
    Institutional Shares..........................                   0.10

  The Fund designates the following exempt-interest dividends for the period ended November 30, 1995:

                            TAX-EXEMPT MONEY  MISSOURI TAX-EXEMPT  SHORT-INTERMEDIATE
                            MARKET PORTFOLIO*   BOND PORTFOLIO*   MUNICIPAL PORTFOLIO**
                            ----------------- ------------------- ---------------------
   Exempt-interest
    dividends:
   Investor A Shares.......    $   80,107         $  536,859
   Investor B Shares.......                            5,304
   Trust Shares............     1,322,112          1,027,986            $264,123
   Exempt-interest
    dividends per share:
   Investor A Shares.......         0.014              0.254
   Investor B Shares.......                            0.211
   Trust Shares............         0.015              0.265               0.141

  ------
  *For the period from June 1, 1995 through November 30, 1995.
  **For the period from July 10, 1995 (commencement of operations) through November 30, 1995.

  As of November 30, 1995, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                                                  AMOUNT EXPIRE:
                                                                  ------ -------
   Government & Corporate Bond Portfolio.........................   936   2002
   Government & Corporate Bond Portfolio......................... 1,121   2003
   Missouri Tax-Exempt Bond Portfolio............................   124   2002
   Missouri Tax-Exempt Bond Portfolio............................   190   2003
   International Equity Portfolio................................   734   2003

                                   Continued

THE ARCH FUND, INC.

                               NOVEMBER 30, 1995
  The percentage break-down of exempt-interest income by state for the period ended November 30, 1995 is as follows:

                                                                   SHORT-
                             TAX-EXEMPT         MISSOURI        INTERMEDIATE
                            MONEY MARKET     TAX-EXEMPT BOND      MUNICIPAL
                                FUND            PORTFOLIO         PORTFOLIO
                          ----------------- ----------------- -----------------
                           JUNE 1, 1995 TO   JUNE 1, 1995 TO  JULY 10, 1995 TO
                          NOVEMBER 30, 1995 NOVEMBER 30, 1995 NOVEMBER 30, 1995
                          ----------------- ----------------- -----------------
   Alabama...............        0.85%
   Alaska................                                            1.45%
   Arizona...............        0.42%                               0.52%
   California............        1.47%
   Colorado..............        2.22%                               1.98%
   Florida...............        3.61%                               1.17%
   Georgia...............        9.55%
   Illinois..............        5.38%                               8.01%
   Indiana...............        2.23%                               2.49%
   Iowa..................                                            2.15%
   Kentucky..............                                            1.59%
   Louisiana.............        3.21%                               2.52%
   Maine.................                                            3.35%
   Maryland..............                                            2.77%
   Michigan..............        6.98%                               7.42%
   Minnesota.............        7.02%                               4.33%
   Mississippi...........        0.64%                               1.06%
   Missouri..............       22.29%            94.01%             2.82%
   Montana...............        4.07%
   Nebraska..............        2.99%
   Nevada................                                            5.36%
   New Mexico............                                            4.62%
   New York..............                                            2.61%
   North Carolina........        0.99%
   Pennsylvania..........        7.64%                               4.10%
   Puerto Rico...........                          5.99%
   Rhode Island..........                                            3.00%
   South Carolina........                                            2.22%
   South Dakota..........                                            3.62%
   Tennessee.............        1.24%                               0.17%
   Texas.................       13.31%                              11.13%
   Utah..................                                            0.68%
   Vermont...............                                            1.41%
   Virginia..............        1.89%                               5.94%
   Washington............        1.92%                               6.93%
   Wisconsin.............                                            4.26%
   Wyoming...............        0.08%                               0.32%
                               ------            ------            ------
                               100.00%           100.00%           100.00%
                               ======            ======            ======

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS
                      See notes to financial statements.

                                            YEARS ENDED NOVEMBER 30,
                                --------------------------------------------------
                                   1995     1994 (A)    1993      1992      1991
                                ---------- ---------- --------  --------  --------
                                INVESTOR A INVESTOR A INVESTOR  INVESTOR  INVESTOR
                                  SHARES     SHARES    SHARES    SHARES    SHARES
                                ---------- ---------- --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
                                 -------    -------   -------   -------   -------
Investment Activities
 Net investment income........     0.052      0.033     0.025     0.032     0.056
                                 -------    -------   -------   -------   -------
Distributions
 Net investment income........    (0.052)    (0.033)   (0.025)   (0.032)   (0.056)
                                 -------    -------   -------   -------   -------
NET ASSET VALUE, END OF PERI-
 OD...........................   $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
                                 =======    =======   =======   =======   =======
Total Return..................      5.33%      3.37%     2.52%     3.21%     5.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000)........................   $64,865    $48,384   $46,920   $52,224   $60,436
Ratio of expenses to average
 net assets...................      0.77%      0.78%     0.79%     0.80%     0.72%
Ratio of net investment income
 to average net assets........      5.20%      3.35%     2.50%     3.21%     5.69%
Ratio of expenses to average
 net assets*..................      0.92%      0.93%     0.93%     0.94%     0.80%
Ratio of net investment income
 to average net assets*.......      5.05%      3.20%     2.36%     3.07%     5.61%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                                         YEARS ENDED NOVEMBER 30,
                               ------------------------------------------------
                                 1995      1994      1993      1992      1991
                               --------  --------  --------  --------  --------
                                TRUST     TRUST     TRUST     TRUST     TRUST
                                SHARES    SHARES    SHARES    SHARES    SHARES
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......     0.054     0.035     0.026     0.034     0.058
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......    (0.054)   (0.035)   (0.026)   (0.034)   (0.058)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD......................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========
Total Return.................      5.52%     3.55%     2.72%     3.44%     5.95%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000).......................  $698,131  $544,952  $621,717  $574,941  $700,474
Ratio of expenses to average
 net assets..................      0.59%     0.61%     0.59%     0.57%     0.59%
Ratio of net investment
 income to average net
 assets......................      5.38%     3.45%     2.70%     3.44%     5.81%
Ratio of expenses to average
 net assets*.................      0.74%     0.93%     0.80%     0.71%     0.67%
Ratio of net investment
 income to average net
 assets*.....................      5.23%     3.13%     2.49%     3.30%     5.73%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      See notes to financial statements.

THE ARCH FUND, INC.
MONEY MARKET PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                         --------------------------------------------------------
                             1995        1994 (A)      1993      1992      1991
                         ------------- ------------- --------  --------  --------
                         INSTITUTIONAL INSTITUTIONAL INVESTOR  INVESTOR  INVESTOR
                            SHARES        SHARES      SHARES    SHARES    SHARES
                         ------------- ------------- --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $  1.00       $  1.00    $  1.00   $  1.00   $  1.00
                            -------       -------    -------   -------   -------
Investment Activities
 Net investment income..      0.052         0.033      0.025     0.032     0.056
                            -------       -------    -------   -------   -------
Distributions
 Net investment income..     (0.052)       (0.033)    (0.025)   (0.032)   (0.056)
                            -------       -------    -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.00       $  1.00    $  1.00   $  1.00   $  1.00
                            =======       =======    =======   =======   =======
Total Return............       5.33%         3.34%      2.52%     3.21%     5.75%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........    $13,340       $10,295    $46,920   $52,224   $60,436
Ratio of expenses to
 average net assets.....       0.77%         0.78%      0.79%     0.80%     0.72%
Ratio of net investment
 income to average net
 assets.................       5.20%         3.48%      2.50%     3.21%     5.69%
Ratio of expenses to
 average net assets*....       0.92%         0.95%      0.93%     0.94%     0.80%
Ratio of net investment
 income to average net
 assets*................       5.05%         3.31%      2.36%     3.07%     5.61%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                    YEARS ENDED NOVEMBER 30,
                                 ------------------------------
                                                                DECEMBER 2, 1991
                                                                TO NOVEMBER 30,
                                    1995     1994 (A)    1993     1992 (B)(C)
                                 ---------- ---------- -------- ----------------
                                 INVESTOR A INVESTOR A INVESTOR     INVESTOR
                                   SHARES     SHARES    SHARES       SHARES
                                 ---------- ---------- -------- ----------------
Net Asset Value, Beginning of
 Period........................    $ 1.00     $ 1.00    $ 1.00       $ 1.00
                                   ------     ------    ------       ------
Investment Activities
 Net investment income.........     0.048      0.031     0.024        0.017
                                   ------     ------    ------       ------
Distributions
 Net investment income.........    (0.048)    (0.031)   (0.024)      (0.017)
                                   ------     ------    ------       ------
NET ASSET VALUE, END OF PERIOD.    $ 1.00     $ 1.00    $ 1.00       $ 1.00
                                   ======     ======    ======       ======
Total Return...................      4.93%      3.16%     2.43%        1.79%(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000).........................    $2,776     $1,713    $1,411       $3,257
Ratio of expenses to average
 net assets....................      0.78%      0.71%     0.64%        0.58%(e)
Ratio of net investment income
 to average net assets.........      4.84%      3.14%     2.41%        2.88%(e)
Ratio of expenses to average
 net assets*...................      0.93%      0.94%     0.97%        1.02%(e)
Ratio of net investment income
 to average net assets*........      4.69%      2.90%     2.08%        2.44%(e)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b) Period from commencement of operations.
(c) On December 2, 1991, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of shares which were designated as "Investor" Shares. The financial highlights presented for the period prior to April 20, 1992 represent financial highlights applicable to the Trust Shares.
(d) Not annualized.
(e) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                                   YEARS ENDED NOVEMBER 30,     DECEMBER 2, 1991
                                  ----------------------------  TO NOVEMBER 30,
                                    1995      1994      1993      1992 (A)(B)
                                  --------  --------  --------  ----------------
                                   TRUST     TRUST     TRUST         TRUST
                                   SHARES    SHARES    SHARES        SHARES
                                  --------  --------  --------  ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................  $   1.00  $   1.00  $   1.00      $   1.00
                                  --------  --------  --------      --------
Investment Activities
 Net investment income..........     0.050     0.033     0.026         0.034
                                  --------  --------  --------      --------
Distributions
 Net investment income..........    (0.050)   (0.033)   (0.026)       (0.034)
                                  --------  --------  --------      --------
NET ASSET VALUE, END OF PERIOD..  $   1.00  $   1.00  $   1.00      $   1.00
                                  ========  ========  ========      ========
Total Return....................      5.12%     3.38%     2.67%         3.16%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000)..........................  $252,780  $242,099  $256,503      $229,288
Ratio of expenses to average net
 assets.........................      0.60%     0.49%     0.41%         0.28%(d)
Ratio of net investment income
 to average net assets..........      5.01%     3.26%     2.64%         3.35%(d)
Ratio of expenses to average net
 assets*........................      0.75%     0.94%     0.85%         0.72%(d)
Ratio of net investment income
 to average net assets*.........      4.86%     2.82%     2.21%         2.91%(d)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On December 2, 1991, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of shares which were designated as "Investor" Shares.
(c) Not annualized.
(d) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
TREASURY MONEY MARKET PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                                                JANUARY 26, 1995
                                                                TO NOVEMBER 30,
                                                                    1995 (A)
                                                                ----------------
                                                                 INSTITUTIONAL
                                                                     SHARES
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $ 1.00
                                                                     ------
Investment Activities
 Net investment income.........................................       0.042
                                                                     ------
Distributions
 Net investment income.........................................      (0.042)
                                                                     ------
NET ASSET VALUE, END OF PERIOD.................................      $ 1.00
                                                                     ======
Total Return...................................................        4.94%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............................      $   28
Ratio of expenses to average net assets........................        0.92%(c)
Ratio of net investment income to average net assets...........        5.76%(c)
Ratio of expenses to average net assets*.......................        1.07%(c)
Ratio of net investment income to average net assets*..........        5.61%(c)

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Represents total return for the Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for the Institutional Shares from January 26, 1995 to November 30, 1995.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                         SIX MONTHS ENDED               YEAR ENDED MAY 31,
                           NOVEMBER 30,   -----------------------------------------------
                             1995 (E)      1995 (A)    1994     1993     1992    1991 (B)
                         ---------------- ---------- -------- -------- --------  --------
                            INVESTOR A    INVESTOR A INVESTOR INVESTOR INVESTOR  INVESTOR
                              SHARES        SHARES    SHARES   SHARES   SHARES    SHARES
                         ---------------- ---------- -------- -------- --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....      $ 1.00        $ 1.00    $ 1.00   $ 1.00  $  1.00    $ 1.00
                              ------        ------    ------   ------  -------    ------
Investment Activities
 Net investment income..       0.014         0.027     0.017    0.019    0.031     0.047
                              ------        ------    ------   ------  -------    ------
Distributions
 Net investment income..      (0.014)       (0.027)   (0.017)  (0.019)  (0.031)   (0.047)
                              ------        ------    ------   ------  -------    ------
NET ASSET VALUE, END OF
 PERIOD.................      $ 1.00        $ 1.00    $ 1.00   $ 1.00  $  1.00    $ 1.00
                              ======        ======    ======   ======  =======    ======
Total Return............        1.45%(c)      2.70%     1.73%    1.90%    3.16%     4.82%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........      $5,403        $5,138    $8,631   $6,837  $10,956    $8,286
Ratio of expenses to
 average
 net assets.............        0.94%(d)      0.84%     0.76%    0.80%    0.87%     0.58%
Ratio of net investment
 income to average net
 assets.................        2.87%(d)      2.63%     1.72%    1.88%    3.10%     5.09%
Ratio of expenses to
 average net assets*....        0.99%(d)      0.93%     0.86%    0.90%    0.97%     0.68%
Ratio of net investment
 income to average net
 assets*................        2.82%(d)      2.54%     1.62%    1.78%    3.00%     4.99%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares.
(b) During the period June 1, 1990 through September 27, 1990 the Portfolio was authorized to issue only one class of shares, Class A shares (formerly known as "Money" shares). As of September 28, 1990 the Portfolio redesignated such Class A shares as "Investor" shares. "Investor A" and "Investor" shares bear characteristics similar to those shares which were formerly known as "Dollar" shares. Therefore, the financial highlights presented for those periods prior to September 28, 1990 represent financial highlights applicable to those shares formerly known as "Dollar" shares.
(c) Not annualized.
(d) Annualized.
(e) Upon merging into the Arch Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.
TAX-EXEMPT MONEY MARKET PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                         SIX MONTHS ENDED             YEAR ENDED MAY 31,
                           NOVEMBER 30,   -----------------------------------------------
                             1995 (D)      1995      1994      1993      1992    1991 (A)
                         ---------------- -------  --------  --------  --------  --------
                              TRUST        TRUST    TRUST     TRUST     TRUST     TRUST
                              SHARES      SHARES    SHARES    SHARES    SHARES    SHARES
                         ---------------- -------  --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $   1.00     $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             --------     -------  --------  --------  --------  --------
Investment Activities
 Net investment income..        0.016       0.029     0.020     0.021     0.034     0.031
                             --------     -------  --------  --------  --------  --------
Distributions
 Net investment income..       (0.016)     (0.029)   (0.020)   (0.021)    0.034     0.031
                             --------     -------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD.................     $   1.00     $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
                             ========     =======  ========  ========  ========  ========
Total Return............         1.57%(b)    2.93%     1.97%     2.16%     3.44%     2.25%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........     $ 78,031     $85,324  $112,594  $137,602  $126,079  $137,847
Ratio of expenses to
 average
 net assets.............         0.70%(c)    0.61%     0.52%     0.52%     0.59%     0.58%
Ratio of net investment
 income to average net
 assets.................         3.10%(c)    2.87%     1.95%     2.13%     3.38%     4.65%
Ratio of expenses to
 average net assets*....         0.75%(c)    0.70%     0.86%     0.62%     0.69%     0.68%
Ratio of net investment
 income to average net
 assets*................         3.05%(c)    2.78%     1.61%     2.03%     3.28%     4.55%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) "Trust" shares were originally issued as "Money" shares. As of September 28, 1990 the Portfolio issued a second series of shares, Class A--Special Series 1, which were designated as "Trust" shares. "Trust" shares bear characteristics similar to those shares which were formerly known as "Money" shares. Therefore, the financial highlights presented for those periods prior to September 28, 1990 represent financial highlights applicable to those shares formerly known as "Money" shares.
(b) Not annualized.
(c) Annualized.
(d) Upon merging into the Arch Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                            YEARS ENDED NOVEMBER 30,
                                -------------------------------------------------
                                   1995     1994 (A)    1993      1992     1991
                                ---------- ---------- --------  -------- --------
                                INVESTOR A INVESTOR A INVESTOR  INVESTOR INVESTOR
                                  SHARES     SHARES    SHARES    SHARES   SHARES
                                ---------- ---------- --------  -------- --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................   $ 12.70    $ 14.74   $ 14.49    $12.33   $11.22
                                 -------    -------   -------    ------   ------
Investment Activities
 Net investment income........      0.23       0.20      0.25      0.25     0.39
 Net realized and unrealized
 gains (losses) from
 investments..................      3.74      (0.17)     1.06      2.24     1.47
                                 -------    -------   -------    ------   ------
  Total from Investment
 Activities...................      3.97       0.03      1.31      2.49     1.86
                                 -------    -------   -------    ------   ------
Distributions
 Net investment income........     (0.23)     (0.21)    (0.25)    (0.26)   (0.39)
 Net realized gains...........     (0.14)     (0.18)    (0.81)    (0.07)   (0.36)
 In excess of net realized
 gains........................                (1.68)
                                 -------    -------   -------    ------   ------
  Total Distributions.........     (0.37)     (2.07)    (1.06)    (0.33)   (0.75)
                                 -------    -------   -------    ------   ------
NET ASSET VALUE, END OF
 PERIOD.......................   $ 16.30    $ 12.70   $ 14.74    $14.49   $12.33
                                 =======    =======   =======    ======   ======
Total Return (excludes sales
 charges).....................     31.95%      0.20%     9.65%    20.59%   17.39%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000)........................   $25,082    $18,343   $11,157    $6,044   $3,254
Ratio of expenses to average
 net assets...................      1.05%      1.05%     0.74%     0.71%    0.34%
Ratio of net investment income
 to average net assets........      1.59%      1.45%     1.74%     1.94%    3.50%
Ratio of expenses to average
 net assets*..................      1.15%      1.15%     0.96%     0.85%    1.05%
Ratio of net investment income
 to average net assets*.......      1.49%      1.35%     1.52%     1.80%    2.79%
Portfolio turnover............     58.50%     65.00%    41.00%    79.00%   78.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                                MARCH 1, 1995 TO
                                                                  NOVEMBER 30,
                                                                    1995 (A)
                                                                ----------------
                                                                   INVESTOR B
                                                                     SHARES
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $13.43
                                                                     ------
Investment Activities
 Net investment income.........................................        0.14
 Net realized and unrealized gains from investments............        2.81
                                                                     ------
  Total from Investment Activities.............................        2.95
                                                                     ------
Distributions
 Net investment income.........................................       (0.15)
                                                                     ------
  Total Distributions..........................................       (0.15)
                                                                     ------
NET ASSET VALUE, END OF PERIOD.................................      $16.23
                                                                     ======
Total Return (excludes sales charges)..........................       31.20%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............................      $  781
Ratio of expenses to average net assets........................        1.75%(c)
Ratio of net investment income to average net assets...........        0.87%(c)
Ratio of expenses to average net assets*.......................        1.85%(c)
Ratio of net investment income to average net assets*..........        0.77%(c)
Portfolio turnover.............................................       58.50%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                                         YEARS ENDED NOVEMBER 30,
                               ------------------------------------------------
                                 1995      1994      1993      1992    1991 (A)
                               --------  --------  --------  --------  --------
                                TRUST     TRUST     TRUST     TRUST     TRUST
                                SHARES    SHARES    SHARES    SHARES    SHARES
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  12.72  $  14.74  $  14.49  $  12.33  $  12.24
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......      0.27      0.22      0.25      0.24      0.22
 Net realized and unrealized
  gains (losses) from
  investments................      3.74     (0.17)     1.06      2.25      0.03
                               --------  --------  --------  --------  --------
  Total from Investment
   Activities................      4.01      0.05      1.31      2.49      0.25
                               --------  --------  --------  --------  --------
Distributions
 Net investment income.......     (0.27)    (0.21)    (0.25)    (0.26)    (0.16)
 Net realized gains..........     (0.14)    (0.18)    (0.81)    (0.07)
 In excess of net realized
 gains.......................               (1.68)
                               --------  --------  --------  --------  --------
  Total Distributions........     (0.41)    (2.07)    (1.06)    (0.33)    (0.16)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD......................  $  16.32  $  12.72  $  14.74  $  14.49  $  12.33
                               ========  ========  ========  ========  ========
Total Return.................     32.27%     0.36%     9.65%    20.59%    17.39%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000).......................  $286,546  $235,955  $238,771  $232,967  $139,021
Ratio of expenses to average
 net assets..................      0.75%     0.75%     0.74%     0.71%     0.27%
Ratio of net investment
 income to average net
 assets......................      1.89%     1.72%     1.74%     1.94%     2.56%
Ratio of expenses to average
 net assets*.................      0.85%     1.15%     0.96%     0.85%     0.91%
Ratio of net investment
 income to average net
 assets*.....................      1.79%     1.32%     1.52%     1.80%     1.92%
Portfolio turnover...........     58.50%    65.00%    41.00%    79.00%    78.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on April 1, 1991, the Portfolio issued a second series of shares which were designated as "Trust" Shares. Financial highlights presented for the period prior to April 1, 1991 represent financial highlights applicable to the Investor Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
GROWTH & INCOME EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                         -------------------------------------------------------
                             1995        1994 (A)      1993      1992     1991
                         ------------- ------------- --------  -------- --------
                         INSTITUTIONAL INSTITUTIONAL INVESTOR  INVESTOR INVESTOR
                            SHARES        SHARES      SHARES    SHARES   SHARES
                         ------------- ------------- --------  -------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 12.70       $ 14.74    $ 14.49    $12.33   $11.22
                            -------       -------    -------    ------   ------
Investment Activities
 Net investment income..       0.23          0.20       0.25      0.25     0.39
 Net realized and
  unrealized gains
  (losses) from
  investments...........       3.74         (0.17)      1.06      2.24     1.47
                            -------       -------    -------    ------   ------
  Total from Investment
   Activities...........       3.97         (0.03)      1.31      2.49     1.86
                            -------       -------    -------    ------   ------
Distributions
 Net investment income..      (0.24)        (0.21)     (0.25)    (0.26)   (0.39)
 Net realized gains.....      (0.14)        (0.18)     (0.81)    (0.07)   (0.36)
 In excess of net
  realized gains........                    (1.68)
                            -------       -------    -------    ------   ------
  Total Distributions...      (0.38)        (2.07)     (1.06)    (0.33)   (0.75)
                            -------       -------    -------    ------   ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 16.29       $ 12.70    $ 14.74    $14.49   $12.33
                            =======       =======    =======    ======   ======
Total Return............      31.88%         0.19%      9.65%    20.59%   17.39%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........    $40,228       $21,897    $11,157    $6,044   $3,254
Ratio of expenses to
 average net assets.....       1.05%         1.05%      0.74%     0.71%    0.34%
Ratio of net investment
 income to average net
 assets.................       1.58%         1.41%      1.74%     1.94%    3.50%
Ratio of expenses to
 average net assets*....       1.15%         1.16%      0.96%     0.85%    1.05%
Ratio of net investment
 income to average
 net assets*............       1.48%         1.30%      1.52%     1.80%    2.79%
Portfolio turnover......      58.50%        65.00%     41.00%    79.00%   78.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                       EMERGING GROWTH PORTFOLIO                          BALANCED PORTFOLIO
                          ---------------------------------------------------   ---------------------------------------
                                                                 MAY 6, 1992                              APRIL 1, 1993
                           YEAR ENDED   YEAR ENDED   YEAR ENDED       TO         YEAR ENDED   YEAR ENDED       TO
                          NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
                              1995       1994 (A)       1993     1992 (B)(C)        1995       1994 (A)     1993 (B)
                          ------------ ------------ ------------ ------------   ------------ ------------ -------------
                           INVESTOR A   INVESTOR A    INVESTOR     INVESTOR      INVESTOR A   INVESTOR A    INVESTOR
                             SHARES       SHARES       SHARES       SHARES         SHARES       SHARES       SHARES
                          ------------ ------------ ------------ ------------   ------------ ------------ -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 11.99      $ 13.14       $11.23       $10.10         $ 9.61       $10.22       $10.00
                            -------      -------       ------       ------         ------       ------       ------
Investment Activities
 Net investment income
  (loss)................                   (0.03)        0.03         0.02           0.32         0.28         0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........       2.36         0.89         2.14         1.13           2.02        (0.47)        0.15
                            -------      -------       ------       ------         ------       ------       ------
 Total from Investment
 Activities.............       2.36         0.86         2.17         1.15           2.34        (0.19)        0.38
                            -------      -------       ------       ------         ------       ------       ------
Distributions
 Net investment income..                                (0.05)       (0.02)         (0.30)       (0.29)       (0.16)
 Net realized gains.....      (0.91)       (1.78)       (0.21)
 In excess of net
  realized gains........                   (0.23)                                                (0.13)
                            -------      -------       ------       ------         ------       ------       ------
 Total Distributions....      (0.91)       (2.01)       (0.26)       (0.02)         (0.30)       (0.42)       (0.16)
                            -------      -------       ------       ------         ------       ------       ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 13.44      $ 11.99       $13.14       $11.23         $11.65       $ 9.61       $10.22
                            =======      =======       ======       ======         ======       ======       ======
Total Return (excludes
 sales charges).........      21.47%        7.38%       19.75%       12.55%(d)      24.85%       (1.91%)       3.86%(d)
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........    $15,056      $10,899       $4,559       $  753         $8,348       $7,321       $1,978
Ratio of expenses to
 average net assets.....       1.26%        1.25%        0.61%        0.30%(e)       1.27%        1.27%        0.56%(e)
Ratio of net investment
 income (loss) to
 average net assets.....      (0.12%)      (0.44%)       0.19%        0.78%(e)       2.98%        2.77%        3.42%(e)
Ratio of expenses to
 average net assets*....       1.36%        1.36%        1.23%        1.12%(e)       1.37%        1.39%        1.21%(e)
Ratio of net investment
 income (loss) to
 average net assets*....      (0.22%)      (0.55%)      (0.43%)      (0.04%)(e)      2.88%        2.65%        2.77%(e)
Portfolio turnover......      83.13%       85.00%       65.00%       56.00%         58.16%       49.00%       26.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Period from commencement of operations.
(c) On May 6, 1992, the Emerging Growth Portfolio issued a series of shares which were designated as "Investor" Shares.
(d) Not annualized.
(e) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                EMERGING GROWTH      BALANCED
                                                   PORTFOLIO        PORTFOLIO
                                                ---------------- ----------------
                                                MARCH 1, 1995 TO MARCH 1, 1995 TO
                                                  NOVEMBER 30,     NOVEMBER 30,
                                                    1995 (A)         1995 (A)
                                                ---------------- ----------------
                                                   INVESTOR B       INVESTOR B
                                                     SHARES           SHARES
                                                ---------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........      $11.83           $10.13
                                                     ------           ------
Investment Activities
 Net investment income (loss)..................       (0.03)            0.22
 Net realized and unrealized gains from
  investments..................................        1.57             1.44
                                                     ------           ------
  Total from Investment Activities.............        1.54             1.66
                                                     ------           ------
Distributions
 Net investment income.........................                        (0.20)
                                                     ------           ------
  Total Distributions..........................                        (0.20)
                                                     ------           ------
NET ASSET VALUE, END OF PERIOD.................      $13.37           $11.59
                                                     ======           ======
Total Return (excludes sales charges)..........       20.83%(b)        23.92%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............      $  603           $   36
Ratio of expenses to average net assets........        1.96%(c)         1.93%(c)
Ratio of net investment income (loss) to
 average net asset.............................       (0.78%)(c)        2.28%(c)
Ratio of expenses to average net assets*.......        2.06%(c)         2.03%(c)
Ratio of net investment income (loss) to
 average net asset.............................       (0.88%)(c)        2.18%(c)
Portfolio turnover.............................       83.13%           58.16%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                                       EMERGING GROWTH PORTFOLIO                             BALANCED PORTFOLIO
                         -----------------------------------------------------   ------------------------------------------
                          YEAR ENDED   YEAR ENDED   YEAR ENDED  MAY 1, 1992 TO    YEAR ENDED   YEAR ENDED  APRIL 1, 1993 TO
                         NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30, NOVEMBER 30,   NOVEMBER 30,
                             1995         1994         1993        1992 (A)          1995         1994         1993 (A)
                         ------------ ------------ ------------ --------------   ------------ ------------ ----------------
                            TRUST        TRUST        TRUST         TRUST           TRUST        TRUST          TRUST
                            SHARES       SHARES       SHARES        SHARES          SHARES       SHARES         SHARES
                         ------------ ------------ ------------ --------------   ------------ ------------ ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $  12.01     $ 13.14      $ 11.23       $ 10.00         $  9.62      $ 10.22         $10.00
                           --------     -------      -------       -------         -------      -------        -------
Investment Activities
 Net investment income
  (loss)................       0.03       (0.01)        0.03          0.04            0.34         0.29           0.23
 Net realized and
  unrealized gains
  (losses) from
  investments...........       2.36        0.89         2.14          1.21            2.02        (0.47)          0.15
                           --------     -------      -------       -------         -------      -------        -------
  Total from Investment
   Activities...........       2.39        0.88         2.17          1.25            2.36        (0.18)          0.38
                           --------     -------      -------       -------         -------      -------        -------
Distributions
 Net investment income..                               (0.05)        (0.02)          (0.34)       (0.29)         (0.16)
 Net realized gains.....      (0.91)      (1.78)       (0.21)
 In excess of net
  realized gains........                  (0.23)                                                  (0.13)
                           --------     -------      -------       -------         -------      -------        -------
 Total Distributions....      (0.91)      (2.01)       (0.26)        (0.02)          (0.34)       (0.42)         (0.16)
                           --------     -------      -------       -------         -------      -------        -------
NET ASSET VALUE, END OF
 PERIOD.................   $  13.49     $ 12.01      $ 13.14       $ 11.23         $ 11.64      $  9.62        $ 10.22
                           ========     =======      =======       =======         =======      =======        =======
Total Return............      21.70%       7.56%       19.75%        12.55%(b)       24.97%       (1.81%)        (3.86%)(b)
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........   $139,681     $77,690      $47,473       $26,829         $72.669      $65,288        $69,720
Ratio of expenses to
 average net assets.....       0.96%       0.95%        0.61%         0.30%(c)        0.98%        0.97%          0.56%(c)
Ratio of net investment
 income (loss) to
 average net asset......       0.18%      (0.16%)       0.19%         0.78%(c)        3.29%        3.04%          3.42%(c)
Ratio of expenses to
 average net assets*....       1.06%       1.36%        1.23%         1.12%(c)        1.08%        1.39%          1.21%(c)
Ratio of net investment
 income (loss) to
 average net asset......       0.08%      (0.56%)      (0.43%)       (0.04%)(c)       3.19%        2.63%          2.77%(c)
Portfolio turnover......      83.13%      85.00%       65.00%        56.00%          58.16%       49.00%         26.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                       EMERGING GROWTH PORTFOLIO                             BALANCED PORTFOLIO
                        -------------------------------------------------------  -------------------------------------------
                         YEAR ENDED    YEAR ENDED    YEAR ENDED  MAY 6, 1992 TO   YEAR ENDED    YEAR ENDED   APRIL 1 1993 TO
                        NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,
                            1995        1994 (A)        1993        1992 (B)         1995        1994 (C)       1993 (B)
                        ------------- ------------- ------------ --------------  ------------- ------------- ---------------
                        INSTITUTIONAL INSTITUTIONAL   INVESTOR      INVESTOR     INSTITUTIONAL INSTITUTIONAL    INVESTOR
                           SHARES        SHARES        SHARES        SHARES         SHARES        SHARES         SHARES
                        ------------- ------------- ------------ --------------  ------------- ------------- ---------------
 NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............      $ 11.96       $13.14        $11.23        $10.10         $  9.60       $ 10.22        $10.00
                           -------       ------        ------        ------         -------       -------        ------
 Investment Activi-
  ties
 Net investment in-
  come (loss)..........      (0.01)       (0.03)         0.03          0.02            0.31          0.28          0.23
 Net realized and
  unrealized gains
  (losses) from in-
  vestments..........         2.36         0.86          2.14          1.13            2.02         (0.48)         0.15
                           -------       ------        ------        ------         -------       -------        ------
  Total from
   Investment
   Activities........         2.35         0.83          2.17          1.15            2.33         (0.20)         0.38
                           -------       ------        ------        ------         -------       -------        ------
 Distributions
 Net investment in-
  come...............                                   (0.05)        (0.02)          (0.31)        (0.29)        (0.16)
 Net realized gains..        (0.91)       (1.78)        (0.21)
 In excess of net re-
  alized gains.......                     (0.23)                                                    (0.13)
                           -------       ------        ------        ------         -------       -------        ------
  Total Distribu-
   tions.............        (0.91)       (2.01)        (0.26)        (0.02)          (0.31)        (0.42)        (0.16)
                           -------       ------        ------        ------         -------       -------        ------
 NET ASSET VALUE, END
  OF PERIOD..........      $ 13.40       $11.96        $13.14        $11.23         $ 11.62       $  9.60        $10.22
                           =======       ======        ======        ======         =======       =======        ======
 Total Return........        21.43%        7.11%        19.75%        12.55%(d)       24.67%        (2.00%)        3.86%(d)
 RATIOS/SUPPLEMENTAL
  DATA:
 Net Assets at end of
  period (000).......      $17,620       $5,633        $4,559        $  753         $36,827       $22,723        $1,978
 Ratio of expenses to
  average net assets.         1.26%        1.25%         0.61%         0.30%(e)        1.27%         1.27%         0.56%(e)
 Ratio of net invest-
  ment income (loss)
  to average net as-
  set................        (0.11%)      (0.41%)        0.19%         0.78%(e)        2.97%         2.77%         3.42%(e)
 Ratio of expenses to
  average net as-
  sets*..............         1.36%        1.37%         1.23%         1.12%(e)        1.37%         1.40%         1.21%(e)
 Ratio of net invest-
  ment income (loss)
  to average net as-
  set................        (0.21%)      (0.53%)       (0.43%)       (0.04%)(e)       2.87%         2.64%         2.77%(e)
 Portfolio turnover..        83.13%       85.00%        65.00%        56.00%          58.16%        49.00%        26.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On May 6, 1992 the Emerging Growth Portfolio issued a series of shares designated as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(b) Period from commencement of operations.
(c) The Balanced Portfolio issued a series of shares designated as "Investor" Shares on April 1, 1993. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.
(d) Not annualized.
(e) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                            YEARS ENDED NOVEMBER 30,
                                ------------------------------------------------
                                   1995     1994 (A)    1993     1992     1991
                                ---------- ---------- -------- -------- --------
                                INVESTOR A INVESTOR A INVESTOR INVESTOR INVESTOR
                                  SHARES     SHARES    SHARES   SHARES   SHARES
                                ---------- ---------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $ 9.64     $10.65    $10.26   $10.15   $ 9.71
                                  ------     ------    ------   ------   ------
Investment Activities
 Net investment income........      0.61       0.60      0.64     0.66     0.75
 Net realized and unrealized
  gains (losses) from
  investments.................      0.89      (0.94)     0.39     0.11     0.48
                                  ------     ------    ------   ------   ------
  Total from Investment
   Activities.................      1.50      (0.34)     1.03     0.77     1.23
                                  ------     ------    ------   ------   ------
Distributions
 Net investment income........     (0.61)     (0.60)    (0.64)   (0.66)   (0.79)
 In excess of net realized
  gains.......................                (0.07)
                                  ------     ------    ------   ------   ------
  Total Distributions.........     (0.61)     (0.67)    (0.64)   (0.66)   (0.79)
                                  ------     ------    ------   ------   ------
NET ASSET VALUE, END OF
 PERIOD.......................    $10.53     $ 9.64    $10.65   $10.26   $10.15
                                  ======     ======    ======   ======   ======
Total Return (excludes sales
 charges).....................     15.98%     (3.32%)   10.23%    7.81%   12.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000)........................    $5,496     $5,167    $3,737   $2,490   $2,010
Ratio of expenses to average
 net assets...................      0.95%      0.95%     0.95%    0.93%    0.59%
Ratio of net investment income
 to average
 net assets...................      6.03%      6.00%     6.00%    6.45%    7.77%
Ratio of expenses to average
 net assets*..................      1.05%      1.05%     1.05%    1.06%    1.14%
Ratio of net investment income
 to average
 net assets*..................      5.93%      5.90%     5.90%    6.32%    7.22%
Portfolio turnover............     59.32%     50.00%    31.00%   52.00%  105.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                                MARCH 1, 1995 TO
                                                                  NOVEMBER 30,
                                                                    1995 (A)
                                                                ----------------
                                                                   INVESTOR B
                                                                     SHARES
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $ 9.92
                                                                     ------
Investment Activities
 Net investment income.........................................        0.38
 Net realized and unrealized gains from investments............        0.61
                                                                     ------
  Total from Investment Activities.............................        0.99
                                                                     ------
Distributions
 Net investment income.........................................       (0.38)
                                                                     ------
  Total Distributions..........................................       (0.38)
                                                                     ------
NET ASSET VALUE, END OF PERIOD.................................      $10.53
                                                                     ======
Total Return (excludes sales charges)..........................       15.27%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............................      $  106
Ratio of expenses to average net assets........................        1.65%(c)
Ratio of net investment income to average net assets...........        5.19%(c)
Ratio of expenses to average net assets*.......................        1.75%(c)
Ratio of net investment income to average net assets*..........        5.09%(c)
Portfolio turnover.............................................       59.32%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                                         YEARS ENDED NOVEMBER 30,
                               -------------------------------------------------
                                 1995      1994       1993      1992    1991 (A)
                               --------  --------   --------  --------  --------
                                TRUST     TRUST      TRUST     TRUST     TRUST
                                SHARES    SHARES     SHARES    SHARES    SHARES
                               --------  --------   --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $   9.64  $  10.65   $  10.26  $  10.15  $  9.84
                               --------  --------   --------  --------  -------
Investment Activities
 Net investment income.......      0.64      0.63       0.68      0.70     0.64
 Net realized and unrealized
  gains (losses) from
  investments................      0.89     (0.94)      0.39      0.11     0.31
                               --------  --------   --------  --------  -------
 Total from Investment
 Activities..................      1.53     (0.31)      1.07      0.81     0.95
                               --------  --------   --------  --------  -------
Distributions
 Net investment income.......     (0.64)    (0.63)     (0.68)    (0.70)   (0.64)
 In excess of net realized
 gains.......................               (0.07)
                               --------  --------   --------  --------  -------
  Total Distributions........     (0.64)    (0.70)     (0.68)    (0.70)   (0.64)
                               --------  --------   --------  --------  -------
NET ASSET VALUE, END OF
 PERIOD......................  $  10.53  $   9.64   $  10.65  $  10.26  $ 10.15
                               ========  ========   ========  ========  =======
Total Return.................     16.31%    (3.03%)    10.55%     8.14%   13.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000).......................  $127,741  $132,577   $149,674  $135,404  $89,975
Ratio of expenses to average
 net assets..................      0.65%     0.65%      0.65%     0.63%    0.36%
Ratio of net investment
 income to average net
 assets......................      6.32%     6.25%      6.32%     6.73%    7.51%
Ratio of expenses to average
 net assets*.................      0.75%     1.05%      0.88%     0.76%    0.91%
Ratio of net investment
 income to average net
 assets*.....................      6.22%     5.85%      6.09%     6.60%    6.96%
Portfolio turnover...........     59.32%    50.00%     31.00%    52.00%  105.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on February 1, 1991, the Portfolio issued a second series of shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to February 1, 1991 represent financial highlights applicable to the Investor Shares.


                      See notes to financial statements.

THE ARCH FUND, INC.
GOVERNMENT & CORPORATE BOND PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                         ------------------------------------------------------
                             1995        1994 (A)      1993     1992     1991
                         ------------- ------------- -------- -------- --------
                         INSTITUTIONAL INSTITUTIONAL INVESTOR INVESTOR INVESTOR
                            SHARES        SHARES      SHARES   SHARES   SHARES
                         ------------- ------------- -------- -------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 9.64        $10.65      $10.26   $10.15   $ 9.71
                            ------        ------      ------   ------   ------
Investment Activities
 Net investment income..      0.61          0.60        0.64     0.66     0.75
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.89         (0.94)       0.39     0.11     0.48
                            ------        ------      ------   ------   ------
  Total from Investment
   Activities...........      1.50         (0.34)       1.03     0.77     1.23
                            ------        ------      ------   ------   ------
Distributions
 Net investment income..     (0.61)        (0.60)      (0.64)   (0.66)   (0.79)
 In excess of net
  realized gains........                   (0.07)
                            ------        ------      ------   ------   ------
  Total Distributions...     (0.61)        (0.67)      (0.64)   (0.66)   (0.79)
                            ------        ------      ------   ------   ------
NET ASSET VALUE, END OF
 PERIOD.................    $10.53        $ 9.64      $10.65   $10.26   $10.15
                            ======        ======      ======   ======   ======
Total Return............     15.98%        (3.32%)     10.23%    7.81%   12.79%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........    $9,413        $5,965      $3,737   $2,490   $2,010
Ratio of expenses to
 average net assets.....      0.95%         0.96%       0.95%    0.93%    0.59%
Ratio of net investment
 income to average net
 assets.................      6.01%         6.03%       6.00%    6.45%    7.77%
Ratio of expenses to
 average net assets*....      1.05%         1.07%       1.05%    1.06%    1.14%
Ratio of net investment
 income to average net
 assets*................      5.91%         5.92%       5.90%    6.32%    7.22%
Portfolio turnover......     59.32%        50.00%      31.00%   52.00%  105.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.


                      See notes to financial statements.

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                                            YEAR ENDED NOVEMBER 30,
                                ------------------------------------------------
                                   1995     1994 (A)    1993     1992     1991
                                ---------- ---------- -------- -------- --------
                                INVESTOR A INVESTOR A INVESTOR INVESTOR INVESTOR
                                  SHARES     SHARES    SHARES   SHARES   SHARES
                                ---------- ---------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $10.05     $11.20    $10.80   $10.68   $10.21
                                  ------     ------    ------   ------   ------
Investment Activities
 Net investment income........      0.64       0.63      0.59     0.62     0.75
 Net realized and unrealized
  gains (losses) from
  investments.................      0.80      (0.97)     0.47     0.13     0.47
                                  ------     ------    ------   ------   ------
  Total from Investment
   Activities.................      1.44      (0.34)     1.06     0.75     1.22
                                  ------     ------    ------   ------   ------
Distributions
 Net investment income........     (0.64)     (0.63)    (0.59)   (0.62)   (0.75)
 Net realized gains...........                          (0.07)   (0.01)
 In excess of net realized
  gains.......................                (0.18)
                                  ------     ------    ------   ------   ------
  Total Distributions.........     (0.64)     (0.81)    (0.66)   (0.63)   (0.75)
                                  ------     ------    ------   ------   ------
NET ASSET VALUE, END OF
 PERIOD.......................    $10.85     $10.05    $11.20   $10.80   $10.68
                                  ======     ======    ======   ======   ======
Total Return (excludes sales
 charges).....................     14.66%     (3.14%)   10.03%    7.20%   12.36%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000)........................    $8,179     $9,631    $9,567   $7,499   $5,791
Ratio of expenses to average
 net assets...................      0.97%      0.96%     0.97%    0.95%    0.82%
Ratio of net investment income
 to average net assets........      6.05%      5.98%     5.25%    5.72%    7.12%
Ratio of expenses to average
 net assets*..................      1.07%      1.06%     1.08%    1.09%    1.36%
Ratio of net investment income
 to average net assets*.......      5.95%      5.88%     5.14%    5.58%    6.58%
Portfolio turnover............     93.76%     50.00%    24.00%   74.00%   36.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                                MARCH 1, 1995 TO
                                                                  NOVEMBER 30,
                                                                    1995 (A)
                                                                ----------------
                                                                   INVESTOR B
                                                                     SHARES
                                                                ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $10.34
                                                                     ------
Investment Activities
 Net investment income.........................................        0.31
 Net realized and unrealized gains from investments............        0.50
                                                                     ------
  Total from Investment Activities.............................        0.81
                                                                     ------
Distributions
 Net investment income.........................................       (0.31)
                                                                     ------
  Total Distributions..........................................       (0.31)
                                                                     ------
NET ASSET VALUE, END OF PERIOD.................................      $10.84
                                                                     ======
Total Return (excludes sales charges)..........................       12.85%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............................      $   41
Ratio of expenses to average net assets........................        1.68%(c)
Ratio of net investment income to average net assets...........        5.37%(c)
Ratio of expenses to average net assets*.......................        1.78%(c)
Ratio of net investment income to average net assets*..........        5.27%(c)
Portfolio turnover.............................................       93.76%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares and authorized the issuance of a series of shares designated as "Investor B" Shares.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                                           YEAR ENDED NOVEMBER 30,
                                   ---------------------------------------------
                                    1995     1994      1993     1992    1991 (A)
                                   -------  -------   -------  -------  --------
                                    TRUST    TRUST     TRUST    TRUST    TRUST
                                   SHARES   SHARES    SHARES   SHARES    SHARES
                                   -------  -------   -------  -------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 10.05  $ 11.20   $ 10.80  $ 10.68  $ 10.42
                                   -------  -------   -------  -------  -------
Investment Activities
 Net investment income...........     0.67     0.66      0.62     0.66     0.64
 Net realized and unrealized
  gains (losses) from
  investments....................     0.80    (0.97)     0.47     0.13     0.26
                                   -------  -------   -------  -------  -------
  Total from Investment
   Activities....................     1.47    (0.31)     1.09     0.79     0.90
                                   -------  -------   -------  -------  -------
Distributions
 Net investment income...........    (0.67)   (0.66)    (0.62)   (0.66)   (0.64)
 Net realized gains..............                       (0.07)   (0.01)
 In excess of net realized gains.             (0.18)
                                   -------  -------   -------  -------  -------
  Total Distributions............    (0.67)   (0.84)    (0.69)   (0.67)   (0.64)
                                   -------  -------   -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $ 10.85  $ 10.05   $ 11.20  $ 10.80  $ 10.68
                                   =======  =======   =======  =======  =======
Total Return.....................    15.00%   (2.85%)   10.36%    7.52%   12.62%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period
 (000)...........................  $45,513  $33,166   $35,121  $31,106  $21,484
Ratio of expenses to average net
 assets..........................     0.67%    0.66%     0.67%    0.65%    0.56%
Ratio of net investment income to
 average net assets..............     6.36%    6.25%     5.57%    6.02%    7.26%
Ratio of expenses to average net
 assets*.........................     0.77%    1.06%     0.91%    0.79%    1.11%
Ratio of net investment income to
 average net assets*.............     6.26%    5.85%     5.33%    5.88%    6.71%
Portfolio turnover...............    93.76%   50.00%    24.00%   74.00%   36.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on February 1, 1991, the Portfolio issued a second series of shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to February 1, 1991 represent financial highlights applicable to the Investor Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
U.S. GOVERNMENT SECURITIES PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                        YEARS ENDED NOVEMBER 30,
                         ------------------------------------------------------
                             1995        1994 (A)      1993     1992     1991
                         ------------- ------------- -------- -------- --------
                         INSTITUTIONAL INSTITUTIONAL INVESTOR INVESTOR INVESTOR
                            SHARES        SHARES      SHARES   SHARES   SHARES
                         ------------- ------------- -------- -------- --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.02        $11.20      $10.80   $10.68   $10.21
                            ------        ------      ------   ------   ------
Investment Activities
 Net investment income..      0.63          0.61        0.59     0.62     0.75
 Net realized and
  unrealized gains
  (losses) from
  investments                 0.80         (1.00)       0.47     0.13     0.47
                            ------        ------      ------   ------   ------
  Total from Investment
   Activities...........      1.43         (0.39)       1.06     0.75     1.22
                            ------        ------      ------   ------   ------
Distributions
 Net investment income..     (0.63)        (0.61)      (0.59)   (0.62)   (0.75)
 Net realized gains.....                               (0.07)   (0.01)
 In excess of net
  realized gains........                   (0.18)
                            ------        ------      ------   ------   ------
  Total Distributions...     (0.63)        (0.79)      (0.66)   (0.63)    0.75)
                            ------        ------      ------   ------   ------
NET ASSET VALUE, END OF
 PERIOD.................    $10.82        $10.02      $11.20   $10.80   $10.68
                            ======        ======      ======   ======   ======
Total Return............     14.69%        (3.46%)     10.03%    7.20%   12.36%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........    $  667        $   51      $9,567   $7,499   $5,791
Ratio of expenses to
 average net assets.....      0.97%         0.95%       0.97%    0.95%    0.82%
Ratio of net investment
 income to average net
 assets.................      5.91%         6.54%       5.25%    5.72%    7.12%
Ratio of expenses to
 average net assets*....      1.07%         1.16%       1.08%    1.09%    1.36%
Ratio of net investment
 income to average net
 assets*................      5.81%         6.33%       5.14%    5.58%    6.58%
Portfolio turnover......     93.76%        50.00%      24.00%   74.00%   36.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated the existing series of shares as "Investor" Shares. In addition, on June 7, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for periods prior to June 7, 1994 represent financial highlights applicable to the Investor Shares.

                      See notes to financial statements.

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                         SIX MONTHS ENDED               YEAR ENDED MAY 31,
                           NOVEMBER 30,   -------------------------------------------------
                             1995 (E)      1995 (A)    1994      1993      1992    1991 (B)
                         ---------------- ---------- --------  --------  --------  --------
                            INVESTOR A    INVESTOR A INVESTOR  INVESTOR  INVESTOR  INVESTOR
                              SHARES        SHARES    SHARES    SHARES    SHARES    SHARES
                         ---------------- ---------- --------  --------  --------  --------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 11.52       $ 11.13   $ 11.54   $ 10.97   $ 10.62    $10.35
                             -------       -------   -------   -------   -------    ------
Investment Activities
 Net investment income..        0.27          0.55      0.55      0.58      0.63      0.44
 Net realized and
  unrealized gains
  (losses) on
  investments...........        0.22          0.40     (0.37)     0.64      0.43      0.36
                             -------       -------   -------   -------   -------    ------
  Total from Investment
   Activities...........        0.49          0.95      0.18      1.22      1.06      0.80
                             -------       -------   -------   -------   -------    ------
Distributions
 Net investment income..       (0.27)        (0.55)    (0.55)    (0.58)    (0.63)    (0.44)
 Net realized gains.....                     (0.01)    (0.04)    (0.07)    (0.08)    (0.09)
                             -------       -------   -------   -------   -------    ------
  Total Distributions...       (0.27)        (0.56)    (0.59)    (0.65)    (0.71)    (0.53)
                             -------       -------   -------   -------   -------    ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 11.74       $ 11.52   $ 11.13   $ 11.54   $ 10.97    $10.62
                             =======       =======   =======   =======   =======    ======
Total Return (excludes
 sales charges).........        4.32%(c)      8.91%     1.53%    11.47%    10.24%     8.72%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........     $24,726       $24,318   $27,919   $23,223   $12,635    $6,211
Ratio of expenses to
 average net assets.....        0.95%(d)      0.84%     0.65%     0.63%     0.85%     0.85%(d)
Ratio of net investment
 income to average net
 assets.................        4.64%(d)      5.02%     4.75%     5.11%     5.75%     6.12%(d)
Ratio of expenses to
 average net assets*....        1.18%(d)      1.18%     1.12%     1.18%     1.49%     1.63%(d)
Ratio of net investment
 income to average net
 assets*................        4.44%(d)      4.68%     4.28%     4.56%     5.11%     5.34%(d)
Portfolio turnover......        1.55%         0.00%    20.00%    15.00%    21.00%    71.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares and authorized the issuance of a third series of shares designated as "Investor B" shares.
(b) On September 28, 1990, the Portfolio issued a second series of shares and designated such shares as "Investor" shares. These financial highlights represent the period from September 28, 1990 through May 31, 1991.
(c) Not annualized.
(d) Annualized.
(e) Upon merging into the Arch Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                               SIX MONTHS ENDED MARCH 1, 1995 TO
                                                 NOVEMBER 30,     MAY 31, 1995
                                                   1995 (E)         1995 (A)
                                               ---------------- ----------------
                                                  INVESTOR B       INVESTOR B
                                                    SHARES           SHARES
                                               ---------------- ----------------
Net Asset Value, Beginning of Period.........       $11.52           $11.19
                                                    ------           ------
Investment Activities
 Net investment income.......................         0.22             0.11
 Net realized and unrealized gains on
  investments................................         0.22             0.33
                                                    ------           ------
  Total from Investment Activities...........         0.44             0.44
                                                    ------           ------
Distributions
 Net investment income.......................        (0.22)           (0.11)
                                                    ------           ------
  Total Distributions........................        (0.22)           (0.11)
                                                    ------           ------
NET ASSET VALUE, END OF PERIOD...............       $11.74           $11.52
                                                    ======           ======
Total Return (excludes sales charges)........         3.88%(c)         8.61%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)............       $  433           $   94
Ratio of expenses to average net assets......         1.77%(d)         1.76%(d)
Ratio of net investment income to average net
 assets......................................         3.82%(d)         4.00%(d)
Ratio of expenses to average net assets*.....         1.87%(d)         1.88%(d)
Ratio of net investment income to average net
 assets*.....................................         3.72%(d)         3.89%(d)
Portfolio turnover...........................         1.55%            0.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares and authorized the issuance of a third series of shares designated as "Investor B" shares. These financial highlights of Investor B shares cover the period from March 1, 1995 (commencement of operations) through May 31, 1995.
(b) Represents total return for the Investor A Shares from June 1, 1994 to February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to May 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) Upon merging into the Arch Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.
MISSOURI TAX-EXEMPT BOND PORTFOLIO
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                         SIX MONTHS ENDED          YEAR ENDED MAY 31,
                           NOVEMBER 30,   -----------------------------------------
                             1995 (C)      1995     1994     1993     1992    1991
                         ---------------- -------  -------  -------  ------  ------
                              TRUST        TRUST    TRUST    TRUST   TRUST   TRUST
                              SHARES      SHARES   SHARES   SHARES   SHARES  SHARES
                         ---------------- -------  -------  -------  ------  ------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 11.52      $ 11.13  $ 11.54  $ 10.97  $10.62  $10.50
                             -------      -------  -------  -------  ------  ------
Investment Activities
 Net investment income..        0.28         0.57     0.58     0.60    0.64    0.67
 Net realized and
   unrealized gains
   (losses) on
   investments..........        0.22         0.40    (0.37)    0.64    0.43    0.24
                             -------      -------  -------  -------  ------  ------
  Total from Investment
 Activities.............        0.50         0.97     0.21     1.24    1.07    0.91
                             -------      -------  -------  -------  ------  ------
Distributions
 Net investment income..       (0.28)       (0.57)   (0.58)   (0.60)  (0.64)  (0.70)
 Net realized gains.....                    (0.01)   (0.04)   (0.07)  (0.08)  (0.09)
                             -------      -------  -------  -------  ------  ------
  Total Distributions...       (0.28)       (0.58)   (0.62)   (0.67)  (0.72)  (0.79)
                             -------      -------  -------  -------  ------  ------
NET ASSET VALUE, END OF
 PERIOD.................     $ 11.74      $ 11.52  $ 11.13  $ 11.54  $10.97  $10.62
                             =======      =======  =======  =======  ======  ======
Total Return............        4.41%(a)     9.12%    1.73%   11.70%  10.37%   9.08%
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets at end of
 period (000)...........     $47,773      $44,336  $47,743  $32,777  $6,609  $4,735
Ratio of expenses to
 average net assets.....        0.78%(b)     0.64%    0.45%    0.43%   0.73%   0.70%
Ratio of net investment
 income to average net
 assets.................        4.83%(b)     5.22%    4.96%    5.30%   5.87%   6.37%
Ratio of expenses to
 average net assets*....        0.88%(b)     1.16%    1.13%    0.98%   1.38%   1.66%
Ratio of net investment
 income to average net
 assets*................        4.73%(b)     4.70%    4.28%    4.75%   5.22%   5.41%
Portfolio turnover......        1.55%        0.00%   20.00%   15.00%  21.00%  71.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Upon merging into the Arch Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                      See notes to financial statements.

THE ARCH FUND, INC.
INVESTOR A SHARES

                             FINANCIAL HIGHLIGHTS

                            SHORT-INTERMEDIATE
                            MUNICIPAL PORTFOLIO INTERNATIONAL EQUITY PORTFOLIO
                            ------------------- -------------------------------------
                             JULY 10, 1995 TO    YEAR ENDED           APRIL 4, 1994
                               NOVEMBER 30,     NOVEMBER 30,         TO NOVEMBER 30,
                                 1995 (A)           1995              1994 (A)(B)(C)
                            ------------------- ---------------      ----------------
                                INVESTOR A       INVESTOR A             INVESTOR A
                                  SHARES           SHARES                 SHARES
                            ------------------- ---------------      ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................        $10.00           $          9.90       $         10.00
                                  ------           ---------------       ---------------
Investment Activities
 Net investment income
  (loss)..................                                    0.02                 (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currency................          0.08                      0.86                 (0.09)
                                  ------           ---------------       ---------------
  Total from Investment
   Activities.............          0.08                      0.88                 (0.10)
                                  ------           ---------------       ---------------
Distributions
 Net realized gains.......                                   (0.01)
 Tax return of capital....                                   (0.01)
                                  ------           ---------------       ---------------
  Total Distributions.....                                   (0.02)
                                  ------           ---------------       ---------------
NET ASSET VALUE, END OF
 PERIOD...................        $10.08           $         10.76       $          9.90
                                  ======           ===============       ===============
Total Return (excludes
 sales charges)...........          0.80%(d)                  8.89%                (1.00%)(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
 period (000).............        $      (f)       $         1,568       $           791
Ratio of expenses to
 average net assets.......          0.00%(e)                  1.45%                 1.55%(e)
Ratio of net investment
 income (loss) to average
 net asset................          0.00%(e)                  0.07%                (0.39%)(e)
Ratio of expenses to
 average net assets*......          0.00%(e)                  1.76%                 1.89%(e)
Ratio of net investment
 loss to average net
 assets*..................          0.00%(e)                 (0.24%)               (0.73%)(e)
Portfolio turnover........          0.00%                    62.78%                21.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on May 2, 1994, the Portfolio issued a new series of shares which were designated as "Investor" Shares. The financial highlights presented for April 4, 1994 to May 2, 1994 represent financial highlights applicable to the Trust Shares.
(c) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of Shares designated as "Investor B" Shares.
(d) Not annualized.
(e) Annualized.
(f) Only one Investor A Share, worth $10.08, was outstanding as of November 30, 1995.

                      See notes to financial statements.

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INVESTOR B SHARES

                             FINANCIAL HIGHLIGHTS

                                                                 MARCH 1, 1995
                                                                TO NOVEMBER 30,
                                                                   1995 (A)
                                                                ---------------
                                                                  INVESTOR B
                                                                    SHARES
                                                                ---------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................     $ 9.26
                                                                    ------
Investment Activities
 Net investment loss...........................................      (0.03)
 Net realized and unrealized gains from investments and foreign
  currency.....................................................       1.48
                                                                    ------
  Total from Investment Activities.............................       1.45
                                                                    ------
NET ASSET VALUE, END OF PERIOD.................................     $10.71
                                                                    ======
Total Return (excludes sales charges)..........................       8.38%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)..............................     $  102
Ratio of expenses to average net assets........................       2.02%(c)
Ratio of net investment loss to average net assets.............      (0.96%)(c)
Ratio of expenses to average net assets*.......................       2.44%(c)
Ratio of net investment loss to average net assets*............      (1.38%)(c)
Portfolio turnover.............................................      62.78%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to November 30, 1995.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
TRUST SHARES

                             FINANCIAL HIGHLIGHTS

                            SHORT-INTERMEDIATE
                            MUNICIPAL PORTFOLIO INTERNATIONAL EQUITY PORTFOLIO
                            ------------------- ------------------------------------
                             JULY 10, 1995 TO    YEAR ENDED          APRIL 4, 1994
                               NOVEMBER 30,     NOVEMBER 30,        TO NOVEMBER 30,
                                 1995 (A)           1995                1994 (A)
                            ------------------- ---------------     ----------------
                                   TRUST            TRUST                TRUST
                                  SHARES           SHARES                SHARES
                            ------------------- ---------------     ----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................        $ 10.00         $          9.92       $         10.00
                                  -------         ---------------       ---------------
Investment Activities
 Net investment income....           0.14                    0.03                  0.01
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currency................           0.07                    0.86                 (0.09)
                                  -------         ---------------       ---------------
  Total from Investment
   Activities.............           0.21                    0.89                 (0.08)
                                  -------         ---------------       ---------------
Distributions
 Net investment income....          (0.14)
 Net realized gains.......                                  (0.01)
 Tax return of capital....                                  (0.01)
                                  -------         ---------------       ---------------
  Total Distributions.....          (0.14)                  (0.02)
                                  -------         ---------------       ---------------
NET ASSET VALUE, END OF
 PERIOD...................        $ 10.07         $         10.79       $          9.92
                                  =======         ===============       ===============
Total Return..............           2.15%(b)                8.97%                (0.80%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of
 period (000).............        $23,754         $        36,096       $        23,746
Ratio of expenses to
 average net assets.......           0.47%(c)                1.16%                 1.23%(c)
Ratio of net investment
 income to average net
 assets...................           3.81%(c)                0.39%                 0.23%(c)
Ratio of expenses to
 average net assets*......           1.12%(c)                1.46%                 1.95%(c)
Ratio of net investment
 income (loss) to average
 net assets*..............           3.16%(c)                0.09%                (0.49%)(c)
Portfolio turnover........           0.00%                  62.78%                21.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

THE ARCH FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO
INSTITUTIONAL SHARES

                             FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED    APRIL 4, 1994
                                                  NOVEMBER 30,  TO NOVEMBER 30,
                                                      1995         1994 (A)
                                                  ------------- ---------------
                                                  INSTITUTIONAL  INSTITUTIONAL
                                                     SHARES         SHARES
                                                  ------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 9.90         $10.00
                                                     ------         ------
Investment Activities
 Net investment income (loss)....................      0.01          (0.01)
 Net realized and unrealized gains (losses) from
  investments and foreign currency...............      0.86          (0.09)
                                                     ------         ------
  Total from Investment Activities...............      0.87          (0.10)
                                                     ------         ------
Distributions
 Realized net gains..............................     (0.01)
 Tax return of capital...........................     (0.01)
                                                     ------         ------
  Total Distributions............................     (0.02)
                                                     ------         ------
NET ASSET VALUE, END OF PERIOD...................    $10.75         $ 9.90
                                                     ======         ======
Total Return.....................................      8.78%         (1.00%)(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)................    $2,159         $  197
Ratio of expenses to average net assets..........      1.44%          1.70%(c)
Ratio of net investment income (loss) to average
 net assets......................................      0.13%         (0.48%)(c)
Ratio of expenses to average net assets*.........      1.75%          2.17%(c)
Ratio of net investment loss to average net
 assets*.........................................     (0.18%)        (0.94%)(c)
Portfolio turnover...............................     62.78%         21.00%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on April 24, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for April 4, 1994 to April 24, 1994 represent financial highlights applicable to the Trust Shares.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

                            The ARCH Fund(R), Inc.

Money Market Portfolio       Emerging Growth Portfolio    Missouri Tax-Exempt
                             Balanced Portfolio            Bond Portfolio
Treasury Money Market
 Portfolio                   Government & Corporate       Short-Intermediate
                              Bond Portfolio               Municipal Portfolio
Tax-Exempt Money Market
 Portfolio                   U.S. Government Securities   International Equity
                              Portfolio                    Portfolio
Growth & Income Equity
 Portfolio



                                    [LOGO]
                                     ARCH
                                 MUTUAL FUNDS

                                 ANNUAL REPORT
                               November 30, 1995

INVESTMENT ADVISER                 DISTRIBUTOR                LEGAL COUNSEL
Mississippi Valley Advisors Inc.   BISYS Fund Services        Drinker Biddle & Reath
One Mercantile Center              3435 Stelzer Road          Philadelphia National Bank
Seventh & Washington Streets       Columbus, OH 43219-3035    Building 1345 Chestnut
St. Louis, Missouri 63101                                     Street Philadelphia,
                                                              Pennsylvania 19107-3496










              AUDITORS                        TRANSFER AGENT
              KPMG Peat Marwick LLP           BISYS Fund Services Ohio, Inc.
              Two Nationwide Plaza            3435 Stelzer Road Columbus, OH
              Columbus, Ohio 43215            43219-3035



This report is submitted for the general information of the shareholders of The ARCH Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.